PURCHASE AND CONTRIBUTION AGREEMENT


                                  BY AND AMONG

                                   CMGI, INC.,

                                       and

                                ZOOM NEWCO INC.,

                                       and

                          COMPAQ COMPUTER CORPORATION,

                         DIGITAL EQUIPMENT CORPORATION,

                                       and

                                ALTAVISTA COMPANY



                                  JUNE 29, 1999

PURCHASE AND CONTRIBUTION AGREEMENT

ARTICLE I

PURCHASE AND SALE; CONTRIBUTION; MERGER; CLOSING                             1
1.1     Purchase  and  Sale  of  Assets                                      1
        -------------------------------
1.2     Contributions  by  CMGI  and  Digital                                1
        -------------------------------------
1.3     Merger  of  AV  and  Newco                                           2
        --------------------------
1.4     Options                                                              3
        -------
1.5     No  Further  Rights                                                  3
        -------------------
1.6     Dilution  Protection                                                 3
        --------------------
1.7     Closing.                                                             4
        -------

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF CMGI TO NEWCO AND REPRESENTATIONS AND
WARRANTIES OF NEWCO TO COMPAQ                                                4
2.1     Organization;  Qualification  of  CMGI                               4
        --------------------------------------
2.2     Subsidiaries  and  Affiliates                                        5
        -----------------------------
2.3     Capitalization                                                       5
        --------------
2.4     Authorization  of  Agreement                                         6
        ----------------------------
2.5     Consents  and  Approvals;  No  Violations                            6
        -----------------------------------------
2.6     Financial  Statements                                                7
        ---------------------
2.7     Absence  of  Certain  Changes  or  Events                            7
        -----------------------------------------
2.8     Litigation                                                           7
        ----------
2.9     Compliance  with  Laws                                               8
        ----------------------
2.10     Environmental  Matters                                              8
         ----------------------
2.11     Intellectual  Property                                              11
         ----------------------
2.12     Year  2000                                                          11
         ----------
2.13     ERISA  Compliance                                                   12
         -----------------
2.14     Brokers                                                             12
         -------
2.15     Opinion  of  Financial  Advisor                                     12
         -------------------------------
2.16     Taxes                                                               12
         -----
2.17     Information  in  Proxy  Statement                                   13
         ---------------------------------

ARTICLE  III

REPRESENTATIONS AND WARRANTIES OF COMPAQ, DIGITAL AND AV TO NEWCO;
REPRESENTATIONS AND WARRANTIES OF NEWCO TO CMGI                              13
3.1     Organization  Qualification  of  AV                                  13
        -----------------------------------
3.2     Subsidiaries                                                         14
        ------------
3.3     Capitalization                                                       14
        --------------
3.4     Authorization  of  Agreement                                         15
        ----------------------------

3.5     Consents  and  Approvals  No  Violations                             16
        ----------------------------------------
3.6     Financial  Statements                                                16
        ---------------------
3.7     Absence  of  Certain  Changes  or  Events                            17
        -----------------------------------------
3.8     Litigation                                                           17
        ----------
3.9     Compliance  with  Laws                                               17
        ----------------------
3.10     Environmental  Matters                                              17
         ----------------------
3.11     Intellectual  Property                                              19
         ----------------------
3.12     Year  2000                                                          20
         ----------
3.13     ERISA  Compliance                                                   21
         -----------------
3.14     Brokers                                                             22
         -------
3.15     Opinion  of  Financial  Advisor                                     23
         -------------------------------
3.16     Taxes                                                               23
         -----
3.17     Information  in  Proxy  Statement                                   24
         ---------------------------------
3.18     Undisclosed  Liabilities                                            24
         ------------------------
3.19     Assets                                                              25
         ------
3.20     Owned  Real  Property                                               25
         ---------------------
3.21     Contracts                                                           25
         ---------

ARTICLE IV

COVENANTS RELATING TO CONDUCT OF BUSINESS                                    26
4.1     Funding  of  the  AV  Business                                       26
        ------------------------------
4.2     Conduct  of  the  AV  Business                                       26
        ------------------------------

ARTICLE V

SALE OF SHARES; BOARD MEMBERSHIP; VOTING AGREEMENT; STANDSTILL               28
5.1     Lock-Up                                                              29
        -------
5.2     Rights  of  First  Offer                                             29
        ------------------------
5.3     Registration  Rights                                                 30
        --------------------
5.4     Board  Designee                                                      30
        ---------------
5.5     Voting  Agreement                                                    30
        -----------------
5.6     Standstill                                                           31
        ----------
5.7     Investment  Company  Act                                             31
        ------------------------

ARTICLE VI

ADDITIONAL AGREEMENTS                                                        31
6.1     Stockholders'  Meeting                                               31
        ----------------------
6.2     Access  and  Information                                             32
        ------------------------
6.3     HSR  Act  Filing                                                     33
        ----------------
6.4     Reasonable  Best  Efforts                                            33
        -------------------------
6.5     Publicity                                                            33
        ---------

6.6     Employee  Benefit  Plans                                             34
        ------------------------
6.7     Restriction  on  Transfer  of  AV  Shares                            34
        -----------------------------------------
6.8     Funding                                                              35
        -------

ARTICLE VII

CLOSING CONDITIONS                                                           35
7.1     Conditions to Each Party's Obligation to Complete the Transaction    35
        -----------------------------------------------------------------
7.2     Additional  Conditions  to  the  Obligation  of  CMGI  and  Newco    35
        -----------------------------------------------------------------
7.3     Additional  Conditions to the Obligation of Compaq Digital and AV    36
        -----------------------------------------------------------------

ARTICLE VIII

TERMINATION, AMENDMENT AND EXPENSES                                          37
8.1     Termination                                                          37
        -----------
8.2     Effect  of  Termination                                              38
        -----------------------
8.3     Amendment                                                            38
        ---------
8.4     Waiver                                                               38
        ------
8.5     Expenses                                                             39
        --------

ARTICLE IX

TAX MATTERS                                                                  39
9.1     Preparation  and  Filing  of  Tax  Returns                           39
        ------------------------------------------
9.2     Payment  of  Taxes                                                   40
        ------------------
9.3     Tax  Indemnification                                                 40
        --------------------
9.4     Allocation  of  Certain  Taxes                                       41
        ------------------------------
9.5     Cooperation  on  Tax  Matters                                        41
        -----------------------------
9.6     Termination  of  Tax-Sharing  Agreements                             42
        ----------------------------------------
9.7     Certain  Tax  Elections                                              42
        -----------------------
9.8     Tax  Claims                                                          43
        -----------
9.9     Refunds                                                              44
        -------
9.10     Treatment  of  the  Contributions                                   44
         ---------------------------------
9.11     Allocation  of  Considerations                                      44
         ------------------------------
9.12     Tax  Disputes                                                       44
         -------------
9.13     Adjustment  to  Consideration                                       44
         -----------------------------

ARTICLE X

DEFINITIONS AND INTERPRETATION                                               45
10.1     Certain  Definitions                                                45
         --------------------
10.2     Interpretation                                                      49
         --------------

ARTICLE XI

GENERAL PROVISIONS                                                           50
11.1     Survival  of  Representations                                       50
         -----------------------------
11.2     Notices                                                             50
         -------
11.3     Entire  Agreement  No  Assignment  Governing  Law                   51
         -------------------------------------------------
11.4     Parties  in  Interest                                               51
         ---------------------
11.5     Counterparts                                                        51
         ------------
11.6     Headings                                                            52
         --------
11.7     Severability                                                        52
         ------------


Exhibit  A     -     Terms  of  Promissory  Note
Exhibit  B     -     Terms  of  Series  D  Preferred  Stock
Exhibit  C     -     Form  of  Assignment  Agreement
Exhibit  D     -     Form  of  Registration  Rights  Agreement

                       PURCHASE AND CONTRIBUTION AGREEMENT


     PURCHASE AND CONTRIBUTION AGREEMENT dated as of June 29, 1999 (the "Agreement") by and among Compaq Computer Corporation, a Delaware corporation ("Compaq"), Digital Equipment Corporation, a Massachusetts corporation and a wholly owned subsidiary of Compaq ("Digital"), AltaVista Company, a Delaware corporation and a wholly owned subsidiary of Digital ("AV"), CMGI, Inc., a Delaware corporation ("CMGI"), and Zoom Newco Inc., a Delaware corporation and a wholly owned subsidiary of CMGI ("Newco").

     WHEREAS, for federal income tax purposes, the contribution by CMGI of the Digital Assets (as defined below) and the contribution by Compaq and Digital of the Assigned Assets (as defined below) shall together constitute a transaction described in Section 351 of the Code.

     NOW THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants, agreements and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties, intending to be legally bound, hereby agree as follows:


                                   ARTICLE I

                  PURCHASE AND SALE; CONTRIBUTION; MERGER; CLOSING

     1.1     Purchase  and  Sale  of Assets .  Subject to and upon the terms and
             ------------------------------
conditions of this Agreement, at the closing of the transactions contemplated by this Agreement (the "Closing"), Digital or Compaq shall sell, transfer, convey, assign and deliver to CMGI, and CMGI shall purchase from Digital or Compaq, such number of shares of capital stock of Shopping.com, a California corporation ("SDC"), and, if necessary, such number of shares of capital stock of ZIP2 Corporation, a California corporation ("ZIP2") (collectively, the "Digital Assets"), as have an aggregate fair market value, as of the Closing, as determined by an independent appraiser mutually acceptable to the parties hereto,  equal  to  $220,000,000.  In consideration for the Digital Assets, CMGI shall deliver to Compaq or Digital, as directed, a promissory note, on substantially the terms set forth on Exhibit A attached hereto, in the principal
                                     ---------
amount  of  $220,000,000.

     1.2     Contributions  by CMGI and Digital .  Subject to and upon the terms
             ----------------------------------
and conditions of this Agreement, at the Closing, immediately following the consummation of the transaction contemplated by Section 1.1:

          (a) CMGI shall contribute to Newco (i) the Digital Assets, (ii) 18,994,975 shares of common stock, par value $0.01, of CMGI ("CMGI Common Stock"), and (iii) 18,090.45 shares of preferred stock of CMGI to be designated as Series D Preferred Stock, par value $.01 per share (the "Series D Preferred Stock"), which shall have the rights and preferences described on Exhibit B
                                                                       ---------
attached hereto, in exchange for the issuance by Newco to CMGI of 81,495,116 shares of common stock, par value $0.01, of Newco ("Newco Common Stock"); and

          (b) Compaq and Digital shall contribute to Newco (i) the properties, assets and other rights and interests to be transferred pursuant to the Assignment Agreement attached hereto as Exhibit C (the "Assignment
                                                  ----------
Agreement") and (ii) all of the outstanding shares of capital stock of SDC and ZIP2 not owned by Newco, if any, after giving effect to the transaction described in Sections 1.1 and 1.2(a) (collectively, the "Assigned Assets"), in exchange for (A) the issuance by Newco to Digital or Compaq, as directed, of 18,504,884 shares of Newco Common Stock, (B) the transfer by Newco to Digital or Compaq, as directed, of 18,994,975 shares of CMGI Common Stock and (C) the transfer by Newco to Digital or Compaq, as directed, 18,090.45 shares of Series D Preferred Stock.

     1.3     Merger  of  AV  and  Newco  .
             --------------------------

          (a) Immediately following the consummation of the transactions described in Section 1.2, AV and Newco shall consummate a merger (the "Merger") pursuant to which (i) AV shall be merged with and into Newco and the separate corporate existence of AV shall thereupon cease, (ii) Newco shall be the successor or surviving corporation in the Merger (the "Surviving Corporation") and shall continue to be governed by the Laws of the State of Delaware and (iii) the separate corporate existence of Newco with all its rights, privileges, immunities, powers and franchises shall continue unaffected by the Merger. The Merger shall have the effects set forth in the Delaware General Corporation Law (the "DGCL"). As a result of the Merger, all shares of outstanding capital stock of AV shall be canceled without payment of any consideration therefor.

          (b) Immediately following the Closing, the Surviving Corporation will cause the Merger to be consummated by filing a Certificate of Ownership and Merger (the "Certificate of Merger") with the Secretary of the State of Delaware, in such form as required by, and executed in accordance with, the relevant portions of the DGCL. The Merger shall become effective at the time at which the Certificate of Merger has been duly filed with the Secretary of State of the State of Delaware, and such time is hereinafter referred to as the "Effective Time."

          (c) The Certificate of Incorporation of the Surviving Corporation immediately following the Effective Time shall be the same as the Certificate of Incorporation of Newco immediately prior to the Effective Time, except that (1) the name of the corporation set forth therein shall be changed to the name of AV and (2) the identity of the incorporator shall be deleted. The By-laws of the Surviving Corporation immediately following the Effective Time shall be the same as the By-laws of Newco immediately prior to the Effective Time, except that the name of the corporation set forth therein shall be changed to the name of AV.

     1.4     Options  .
             -------

          (a) As of the Effective Time, all options to purchase common stock, par value $0.01 per share, of AV ("AV Common Stock") issued by AV pursuant to its stock option plans or otherwise ("AV Options"), whether vested or unvested, shall be assumed by Newco. Immediately after the Effective Time, each AV Option outstanding immediately prior to the Effective Time shall be deemed to constitute an option to acquire, on the same terms and conditions as were applicable under such AV Option at the Effective Time, such number of shares of Newco Common Stock as is equal to the number of shares of AV Common Stock subject to the unexercised portion of such AV Option. The exercise price per share of each AV Option assumed in accordance with this Section 1.4 ("Newco Options") shall be equal to the exercise price of such Newco Option immediately prior to the Effective Time. The term, exercisability, vesting schedule, status as an "incentive stock option" under Section 422 of the Code, if applicable, and all of the other terms of the Newco Options shall otherwise remain unchanged.

          (b) As soon as practicable after the Effective Time, the Surviving Corporation shall deliver to the holders of Newco Options appropriate notices setting forth such holders' rights pursuant to such Newco Options, and the agreements evidencing such Newco Options shall continue in effect on the same terms and conditions (subject to the terms provided for in this Section 1.4 and such notice).

          (c) The Surviving Corporation shall take all corporate action necessary to reserve for issuance a sufficient number of shares of Newco Common Stock for delivery upon exercise of the Newco Options.

     1.5     No  Further  Rights .  From and after the Effective Time, no shares
             -------------------
of AV Common Stock shall be deemed to be outstanding, and holders of certificates evidencing such shares shall cease to have any rights with respect thereto, except as provided herein or by law.

     1.6     Dilution  Protection  .  If  between the date of this Agreement and
             --------------------
the Effective Time the outstanding shares of the common stock of CMGI or AV shall have been changed into a different number of shares or a different class, by reason of any stock dividend, subdivision, reclassification, recapitalization, split, conversion, consolidation, combination or exchange of shares or similar transaction, then appropriate adjustments to reflect any such action shall be made to the numbers and implied exchange ratios contained in
Section  1.2  and/or  Section  1.4.

     1.7     Closing.   Compaq  and  CMGI  shall  as promptly as possible notify
             -------
each other when the conditions to such party's obligations to complete the transactions contemplated by this Agreement have been satisfied or waived. The Closing shall take place at the offices of Hale and Dorr LLP, 60 State Street, Boston, Massachusetts at 10:00 a.m. Boston time on the second business day following the satisfaction or waiver of the conditions set forth in Article VII (other than conditions involving actions which will take place at the Closing) or at such other time, date and place as CMGI and Compaq shall agree in writing. The date on which the Closing occurs is hereafter referred to as the "Closing Date."


                                   ARTICLE II

      REPRESENTATIONS AND WARRANTIES OF CMGI TO NEWCO AND REPRESENTATIONS
                        AND WARRANTIES OF NEWCO TO COMPAQ

     Except as specifically set forth in the CMGI Disclosure Schedule delivered to Compaq and Newco simultaneously with the execution hereof, CMGI represents and warrants to Newco, and Newco represents and warrants to Compaq, that all of the statements contained in this Article II are true and complete as of the date of this Agreement (or, if made as of a specified date, as of such date), and will be true and complete as of the Closing Date as though made on the Closing Date. Each exception and each other response set forth in the CMGI Disclosure
Schedule is identified by reference to, or has been grouped under a heading referring to, a specific section of this Agreement and, except as otherwise specifically stated with respect to such exception, relates only to such referenced section. CMGI guarantees to Compaq the accuracy of the representations and warranties of Newco in this Article II.

     2.1     Organization;  Qualification  of  CMGI .  CMGI (a) is a corporation
             --------------------------------------
duly organized, validly existing and in good standing under the laws of the state of Delaware; (b) has all required Permits and full corporate power and authority to carry on its business as it is now being conducted and to own the properties and assets it now owns; and (c) is duly qualified to do business as a foreign corporation and is in good standing in every jurisdiction in which ownership of property or the conduct of its business requires such qualification or, if CMGI is not so qualified in any such jurisdiction, it can become so qualified in such jurisdiction without causing a CMGI Material Adverse Effect. CMGI has heretofore delivered to Compaq complete and correct copies of the certificate of incorporation and by-laws of CMGI as presently in effect.

     2.2     Subsidiaries  and  Affiliates .  Section 2.2 of the CMGI Disclosure
             -----------------------------
Schedule sets forth, as of the date hereof, the name and jurisdiction of incorporation of each CMGI Subsidiary and, as of the date hereof, the approximate percent of the outstanding shares of each CMGI Subsidiary owned by CMGI. Section 2.2(a) of the CMGI Disclosure Schedule lists each other entity of which, as of the date hereof, CMGI has a direct or indirect equity ownership interest. Each CMGI Subsidiary (a) is a corporation or limited liability company duly organized or formed, validly existing and in good standing under the laws of its state of incorporation; (b) has all required Permits and full corporate or limited liability company power and authority to carry on its business as it is now being conducted and to own the properties and assets it now owns; and (c) is duly qualified to do business as a foreign corporation or limited liability company in good standing in every jurisdiction in which ownership of property or the conduct of its business requires such qualification or, if a CMGI Subsidiary is not so qualified in any such jurisdiction, it can become so qualified in such jurisdiction without causing a CMGI Material Adverse Effect. CMGI has heretofore made available to Compaq complete and correct copies of the Organizational Documents, of each CMGI Subsidiary, as presently in effect.

     2.3     Capitalization  .
             --------------

          (a) The authorized capital stock of CMGI consists of (i) 400,000,000 shares of CMGI Common Stock, of which, as of the date hereof, 95,364,292 shares were issued and outstanding, all of which are duly authorized, validly issued, fully paid and nonassessable and were not issued in violation of any preemptive or similar rights of any Person and (ii) 5,000,000 shares of preferred stock, par value $0.01 per share, of which, as of the date hereof, 250 are designated as Series A Convertible Preferred Stock, of which none are issued and outstanding, and 50,000 are designated as Series B Convertible Preferred
Stock,  of  which  35,000  are  issued  and  outstanding.

          (b) Except as set forth above and except for the transactions contemplated by this Agreement and the issuance of shares under employee and director stock option plans and employee stock purchase plans of CMGI and its affiliates, as of the date hereof, (i) there are no securities outstanding which are convertible into or exercisable or exchangeable for shares of capital stock of CMGI, and (ii) there are no outstanding options, rights, Contracts, warrants, subscriptions, conversion rights or other agreements or commitments pursuant to which CMGI may be required to purchase, redeem, issue or sell any shares of capital stock or other securities of CMGI.

          (c) The issued and outstanding shares of capital stock of, or other equity interests in, each of the CMGI Subsidiaries that are owned by CMGI or any of its Subsidiaries have been duly authorized and are validly issued, and, with respect to capital stock, are fully paid and nonassessable, and were not issued in violation of any preemptive or similar rights of any Person. All such issued and outstanding shares or other equity interests that are indicated as owned by CMGI or one of the CMGI Subsidiaries in Section 2.2 of the CMGI Disclosure Schedule are owned beneficially by CMGI or such Subsidiaries as set forth therein and free and clear of all Liens.

          (d) As of the date hereof, the authorized capital stock of Newco consists of (i) 100 shares of Newco Common Stock of which 100 shares are issued, outstanding and owned by CMGI, all of which are duly authorized, validly issued, fully paid and nonassessable and were not issued in violation of any preemptive or similar rights of any Person.

     2.4     Authorization  of  Agreement  .  CMGI  and Newco (collectively, the
             ----------------------------
"Buyers") have all requisite corporate power and authority to execute and deliver this Agreement and each instrument required hereby to be executed and delivered by them at the Closing, to perform their obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The Board of Directors of CMGI has approved the Transaction. The execution and delivery by the Buyers of this Agreement and each instrument required hereby to be executed and delivered by them at the Closing and the performance of their obligations hereunder and thereunder have been duly and validly authorized by all requisite corporate action on the part of the Buyers. This Agreement has been duly executed and delivered by the Buyers and, assuming due authorization, execution and delivery hereof by CDA, constitutes the legal, valid and binding obligation of the Buyers, enforceable against the Buyers in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or similar Laws now or hereafter in effect relating to creditors' rights generally or to general principles of equity.

     2.5     Consents and Approvals; No Violations .  Except for the Consents as
             -------------------------------------
may be required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "HSR Act") and the filing of the Certificate of Merger as required by the DGCL, none of the execution, delivery or performance of this Agreement by the Buyers, or the consummation by the Buyers of any of the transactions contemplated hereby, will (i) conflict with or result in any breach of any provision of the Organizational Documents of the Buyers or any CMGI Subsidiary,
(ii) require any Consent of any Governmental Entity, (iii) require any Consent of any other Person (including consents from parties to loans, Contracts, leases and other agreements to which CMGI or any affiliate of CMGI is a party), (iv) result in a violation or breach of, or constitute (with or without due notice or the passage of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration) under, any of the terms, conditions or provisions of any Contract, or (v) violate any Law, Order or Permit applicable to CMGI or any affiliate of CMGI or any of their properties or assets, excluding from the foregoing clauses (iii), (iv) and (v) such absences of required consents, violations, breaches or defaults which would not, individually or in the aggregate, have a CMGI Material Adverse Effect or adversely affect the Buyers' ability to consummate the Transaction.

     2.6     Financial  Statements  .
             ---------------------

          (a) Since February 1, 1998, CMGI has timely filed as of the date hereof and will file as of the Effective Time all reports required to be filed by it with the Securities and Exchange Commission (the "SEC") pursuant to the federal securities Laws and the SEC rules and regulations thereunder. Each of such reports complied in all material respects with applicable requirements of the Exchange Act (collectively, the "CMGI SEC Reports"). None of the CMGI SEC Reports, as of their respective dates, contained or will contain any untrue statement of a material fact or omitted or will omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (b) The consolidated statements of financial position and the related consolidated statements of operations, stockholders' equity and cash flows (including the related notes thereto) of CMGI included in the CMGI SEC Reports (the "CMGI Financial Statements") complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in conformity with United States generally accepted accounting principles ("GAAP") (except, in the case of unaudited statements, as permitted by Form 10-Q of the SEC) applied on a basis consistent with prior periods (except as otherwise noted therein), and present fairly the consolidated financial position of CMGI as at their respective dates, and the consolidated results of its operations and its cash flows for the periods presented therein subject, in the case of the unaudited interim financial statements, to normal and recurring year-end adjustments.

     2.7     Absence  of  Certain  Changes or Events .  Since April 30, 1999 (i)
             ---------------------------------------
the business of CMGI and its Subsidiaries has been carried on only in the ordinary and usual course consistent with past practice and (ii) there has not occurred any event, development or change which, individually or in the aggregate, has resulted in or is reasonably likely to result in a CMGI Material Adverse Effect.

     2.8     Litigation  .  There  is no Litigation pending, or to the Knowledge
             ----------
of CMGI, threatened, against or involving CMGI or any CMGI Subsidiary or any of their respective assets as to which there is a reasonable possibility of an adverse determination and that, if determined adversely to CMGI or any CMGI Subsidiary, would reasonably be expected, individually or in the aggregate, to have a CMGI Material Adverse Effect or, as of the date hereof, which in any way may prevent, enjoin, alter or delay the Transaction.

     2.9     Compliance  with Laws .  CMGI and each CMGI Subsidiary is and since
             ---------------------
February 1, 1997 has been in compliance with all applicable Laws, except for violations which do not, and would not reasonably be expected to have, individually or in the aggregate, a CMGI Material Adverse Effect. Since January 1, 1997, neither CMGI nor any CMGI Subsidiary has received any notice or other communication (whether written or oral) from any Person regarding any actual, alleged, possible or potential violation of or failure to comply with any Law, except for violations which do not, and would not reasonably be expected to have, individually or in the aggregate, a CMGI Material Adverse Effect. Neither CMGI, any person controlling, controlled by or under common control with CMGI, nor any Venture Fund is now or at any time since February 1, 1995 has been an investment company as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), or required to be registered under the Investment Company Act, in each case, after giving effect to Rule 3a-2 thereunder. Immediately after giving effect to the closing of the Transaction, none of CMGI, Newco nor any Person controlling, controlled by or under common control with, CMGI will be an investment company as defined in Section 3(a) of the Investment Company Act, without giving effect to Rule 3a-2 thereunder.

     2.10     Environmental  Matters  .  Except  as  is not reasonably likely to
              ----------------------
result  in  a  CMGI  Material  Adverse  Effect:

          (a) CMGI and each of the CMGI Subsidiaries (i) has been and is in compliance with all applicable Environmental Laws; (ii) has obtained all Permits required for the operation of its businesses by any applicable Environmental Law (collectively "Environmental Permits") and all such Environmental Permits are in full force and in effect, no appeal nor any other action is pending to revoke any such Environmental Permit; and (iii) is in compliance with all such Environmental Permits, and has filed in a timely manner all applications to renew such Environmental Permits or to obtain new Environmental Permits to the extent such applications are currently required.

          (b) There has been no Release of any Hazardous Material that would reasonably be likely to form the basis of any Environmental Claim against CMGI or any CMGI Subsidiary at the properties owned or leased by CMGI or any CMGI Subsidiary (the "CMGI Properties"). To the Knowledge of CMGI, CMGI Properties are not adversely affected by any Release or threatened Release of a Hazardous Material originating or emanating from any other property. There were no Releases of Hazardous Materials on properties formerly owned or operated by CMGI or any CMGI Subsidiary, or any predecessors thereof, during the period of such operation or ownership, that would reasonably be likely to result in an Environmental Claim against CMGI or any CMGI Subsidiary.

          (c) Neither CMGI nor any CMGI Subsidiary has manufactured, used, generated, stored, treated, transported, disposed of, released, or otherwise managed any Hazardous Material at any of the CMGI Properties.

          (d) Neither CMGI nor any CMGI Subsidiary: (i) has any liability for response or corrective action for natural resources damage, or any other harm pursuant to any Environmental Law, (ii) is subject to, or has Knowledge of, any Environmental Claim involving CMGI or any CMGI Subsidiary, or (iii) has any Knowledge of any condition or occurrence at any of the CMGI Properties which could form the basis of an Environmental Claim against CMGI or any CMGI Subsidiary, or any of the CMGI Properties.

          (e) The CMGI Properties are not subject to any, and neither CMGI nor any CMGI Subsidiary has any Knowledge of any, imminent restriction on the ownership, occupancy, use or transferability of the CMGI Properties in connection with any (i) Environmental Law or (ii) Release or threatened Release of any Hazardous Material.

          (f) There are no conditions or circumstances at the CMGI Properties that pose a risk to the environment or the health and safety of any Person, or would require any remedial action.

          (g) Neither CMGI nor any CMGI Subsidiary has been subject to any inquiry or request for information related to its disposal, treatment, storage or recycling, or the arrangement for said activities, of any Hazardous Material or waste, at any property other than the CMGI Properties.

          (h) To the Knowledge of CMGI, neither CMGI nor any CMGI Subsidiary or any predecessor thereto has disposed, recycled, treated, stored, or arranged for said activities, at any property that is listed or proposed for listing on the Federal National Priorities List, the Federal CERCLIS list, or any list compiled pursuant to state statutes or Laws that are analogous to the Federal Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. 9601 et seq.

          (i) The CMGI Properties do not contain any underground storage tanks, landfills, electrical equipment containing polychlorinated biphenyls, surface impoundments, friable asbestos-containing materials, or hazardous waste treatment, storage or disposal units that either have or require a Permit pursuant to any Law.

          (j) Since January 1, 1997, neither CMGI nor any CMGI Subsidiary has received a communication (written or oral) that alleges that CMGI or any CMGI Subsidiary is not in compliance with any Environmental Law.

          (k)     As  used  in  this  Agreement:

               (i) "Environmental Claim" means any investigation, notice of violation, demand, allegation, action, suit, Order, consent decree, penalty, fine, Lien, proceeding or claim (whether administrative, judicial or private in nature) arising: (i) pursuant to, or in connection with, an actual or alleged violation of any Environmental Law; (ii) in connection with any Hazardous Material or actual or alleged activity associated with any Hazardous Material;
(iii) from any abatement, removal, remedial, corrective or other response action in connection with any Hazardous Material, Environmental Law or Order; or (iv) from any actual or alleged damage, injury, threat or harm to health, safety, natural resources or the environment.

               (ii)     "Environmental Law" means any Law pertaining to: (i) the
protection of health, safety and the indoor or outdoor environment; (ii) the conservation, management or use of natural resources and wildlife; (iii) the protection or use of surface water and ground water; (iv) the management, manufacture, possession, presence, use, generation, transportation, treatment, storage, disposal, release, threatened release, abatement, removal, remediation or handling of, or exposure to, any Hazardous Material; or (v) pollution (including any release to air, land, surface water and ground water); and includes the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. 9601 et seq., and the Solid Waste Disposal Act, 42 U.S.C. 6901 et seq., the Hazardous Materials Transportation Act, 49 U.S.C. 5101, et seq. The Clean Water Act, 33 U.S.C. 1251 et seq., the Clean Air Act, 42 U.S.C. 7401 et seq., the Toxic Substances Control Act, 15 U.S.C. 2601 et seq., the Emergency Planning and Community Right to Know Act, 42 U.S.C. 1986, the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. 136 et seq., the Occupational Safety and Health Act, 29 U.S.C. 651 et seq., any similar state laws and the regulations related thereto or other Laws.

               (iii) "Hazardous Material" shall mean any substance, chemical, compound, product, solid, gas, liquid, waste, by-product, pollutant, contaminant or material which is hazardous or toxic, and includes asbestos or any substance containing asbestos, polychlorinated biphenyls, petroleum (including crude oil or any fraction thereof), and any hazardous or toxic waste, material or substance regulated under any Environmental Law.

               (iv) "Release" means any release, spill, emission, leak, injection, deposit, disposal, discharge, dispersal, leaching, or migration into the atmosphere, soil, surface water, groundwater or property (indoors or outdoors).

     2.11     Intellectual  Property  .
              ----------------------

          (a) To the Knowledge of CMGI, CMGI and its Subsidiaries own or otherwise have valid rights to use all Intellectual Property (as defined in Section 3.11(a)) material to their business and operations as currently conducted.

          (b) There is no pending or, to the Knowledge of CMGI, threatened (in writing) claim, suit, arbitration or other adversarial proceeding (collectively, "Claims") before any court, agency, arbitral tribunal, or registration authority in any jurisdiction (i) involving any item of material Intellectual Property owned by CMGI or a CMGI Subsidiary, (ii) alleging that the activities or the conduct of CMGI's or a CMGI Subsidiary's business does or will infringe upon, violate or constitute the unauthorized use of the intellectual property rights of any third party or (iii) challenging the ownership, use, validity, enforceability or registrability of any material Intellectual Property by CMGI or a CMGI Subsidiary. There are no settlements, forebearances to sue, consents, judgments, or orders or similar obligations (other than license agreements in the ordinary course of business) which (a) restrict CMGI's or a CMGI Subsidiary's rights to use any material Intellectual Property, (b) restrict CMGI's or a CMGI Subsidiary's business in order to accommodate a third party's intellectual property rights or (c) permit third parties to use any Intellectual Property owned by CMGI or a CMGI Subsidiary, except for such Claims as have not resulted, and could not reasonably be expected to result, in a CMGI Material Adverse Effect.

          (c) To the Knowledge of CMGI, no third party is making unauthorized use of or infringing in any material respect upon any material Intellectual Property owned by CMGI or a CMGI Subsidiary.

          (d) CMGI and its Subsidiaries have taken commercially reasonable actions to protect each item of material Intellectual Property owned by any of them, except where the failure to take such actions has not resulted and could not reasonably be expected to result in a CMGI Material Adverse Effect.

          (e) Neither CMGI nor any CMGI Subsidiary is in material violation of any agreement relating to any Intellectual Property material to its business or operations, except for such violations as have not resulted, and could not reasonably be expected to result, in a CMGI Material Adverse Effect. The consummation of the transactions contemplated hereby will not result in the loss or material impairment of CMGI's or a CMGI Subsidiary's rights to own or use any Intellectual Property material to its business or operations, except where such loss or impairment could not reasonably be expected to result in a CMGI Material Adverse Effect.

     2.12     Year  2000  .  All  software,  hardware,  databases  and  embedded
              ----------
control systems (collectively, "Systems") used by CMGI and its Subsidiaries are Year 2000 Compliant (as defined in Section 3.12) and, to the Knowledge of CMGI, all Systems used by its material suppliers and facilities providers are Year 2000 Compliant, except in each case for failures to be Year 2000 Compliant that, individually or in the aggregate, have not resulted and would not reasonably be likely to result in a CMGI Material Adverse Effect.

     2.13     ERISA  Compliance  .  All  "employee benefit plans," as defined in
              -----------------
Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), maintained or contributed to by CMGI or its Subsidiaries are in compliance with all applicable provisions of ERISA and the Code, and CMGI and its Subsidiaries do not have any liabilities or obligations with respect to employee benefit plans, arrangement, agreements or programs, whether or not accrued, contingent or otherwise, except (a) as previously disclosed in writing to Compaq and (b) for instances of noncompliance or liabilities or obligations that would not, individually or in the aggregate, have a CMGI Material Adverse Effect.

     2.14     Brokers  .  No  broker,  finder, investment banker or other Person
              -------
(other than BancBoston Robertson Stephens Inc.) is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of CMGI.

     2.15     Opinion of Financial Advisor .  The Board of Directors of CMGI has
              ----------------------------
received the opinion of BancBoston Robertson Stephens Inc., CMGI's financial advisor, substantially to the effect that the consideration to be paid by CMGI for the shares which it is to receive pursuant to this Agreement is fair to CMGI from a financial point of view.

     2.16     Taxes  .
              -----

          (a) Except as set forth in Section 2.16 of the CMGI Disclosure Schedule, each of CMGI and its Subsidiaries has (i) duly and timely filed (including all applicable extensions granted without penalty) all material Tax Returns required to be filed, and such Tax Returns are true, correct and complete in all material respects, and (ii) paid in full or made adequate provision in the financial statements of CMGI (in accordance with GAAP) for all material Taxes shown to be due on such Tax Returns.

          (b) Except as set forth in Section 2.16 of the CMGI Disclosure Schedule, (i) neither CMGI nor its Subsidiaries has requested any extension of time within which to file any Tax Return in respect of any taxable period and no request for waivers of the time to assess any Taxes are pending or outstanding,
(ii) with respect to each taxable period of CMGI and its Subsidiaries, the federal and state income Tax Returns of CMGI and its Subsidiaries have been audited by the Internal Revenue Service or the appropriate state Tax Authorities or the time for assessing and collecting income Tax with respect to such taxable period has closed and such taxable period is not subject to review, (iii) all Taxes due with respect to completed and settled examinations or concluded litigation relating to CMGI or any of its Subsidiaries have been paid in full or adequate provision has been made for any such amounts in the financial statements of CMGI (in accordance with GAAP) and (iv) there are no material liens for Taxes upon the assets or property of any of CMGI or its Subsidiaries except for statutory liens for Taxes not yet due.

          (c) CMGI does not know of any fact and has not taken any action that could reasonably be expected to prevent the contributions referenced in
Section 1.2 from constituting a transaction described in Section 351 of the Code.

     2.17     Information in Proxy Statement .  The proxy statement with respect
              ------------------------------
to the Conversion (as defined in Section 6.1) ( the "Proxy Statement") at the date to be mailed to CMGI's shareholders and at the time of the special meeting provided for in the Proxy Statement (i) will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading and (ii) will comply in all material respects with the provisions of applicable federal securities laws; provided, however, that no representation is made by CMGI with respect to
--------   -------
statements made therein based on information furnished by Compaq for inclusion in the Proxy Statement.


                                   ARTICLE III
         REPRESENTATIONS AND WARRANTIES OF COMPAQ, DIGITAL AND AV TO NEWCO;
                 REPRESENTATIONS AND WARRANTIES OF NEWCO TO CMGI

     Except as specifically set forth in the Compaq Disclosure Schedule delivered to Newco and CMGI simultaneously with the execution hereof, Compaq, Digital and AV represent and warrant to Newco, and Newco represents and warrants to CMGI, that all of the statements contained in this Article III are true and complete as of the date of this Agreement (or, if made as of a specified date, as of such date), and will be true and complete as of the Closing Date as though made on the Closing Date. Each exception and each other response set forth in the Compaq Disclosure Schedule is identified by reference to, or has been grouped under a heading referring to, a specific section of this Agreement and, except as otherwise specifically stated with respect to such exception, relates only to such referenced section. Compaq hereby guarantees to CMGI the accuracy of the representations and warranties of Newco in this Article III.

     3.1     Organization  Qualification  of  AV .  AV (a) is a corporation duly
             -----------------------------------
organized, validly existing and in good standing under the laws of the state of Delaware; (b) has all required Permits and full corporate power and authority to carry on its business as it is now being conducted and to own the properties and assets it now owns; and (c) is duly qualified to do business as a foreign corporation and is in good standing in every jurisdiction in which ownership of property or the conduct of its business requires such qualification or, if AV is not so qualified in any such jurisdiction, it can become so qualified in such jurisdiction without any AV Material Adverse Effect. AV has heretofore delivered to CMGI complete and correct copies of the certificate of incorporation and by-laws of AV as presently in effect.

     3.2     Subsidiaries  .  Section 3.2 of the Compaq Disclosure Schedule sets
             ------------
forth the name, jurisdiction of incorporation, capitalization, and the name of each record holder of the capital stock of each Subsidiary which is part of the AV Business and, for each Subsidiary which is material to the AV Business, the jurisdictions in which each such Subsidiary is qualified to do business.
Section 3.2(a) of the Compaq Disclosure Schedule lists each entity which is part of the AV Business and in which Compaq or any of its Subsidiaries has a direct or indirect equity ownership interest and sets forth the approximate percent of outstanding shares or other equity interests owned by Compaq, Digital and AV. Each AV Subsidiary (a) is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation; (b) has all required Permits and full corporate power and authority to carry on its business as it is now being conducted and to own the properties and assets it now owns; and (c) is duly qualified to do business as a foreign corporation in good standing in every jurisdiction in which ownership of property or the conduct of its business requires such qualification or, if an AV Subsidiary is not so qualified in any such jurisdiction, it can become so qualified in such jurisdiction without any AV Material Adverse Effect. AV has heretofore made available to CMGI and Newco complete and correct copies of the Organizational Documents, of each AV Subsidiary, as presently in effect.

     3.3     Capitalization  .
             --------------

          (a) As of the date hereof, the authorized capital stock of AV consists of (i) 1,000 shares of AV Common Stock of which 1,000 shares are issued, outstanding and owned by Digital, all of which are duly authorized, validly issued, fully paid and nonassessable and were not issued in violation of any preemptive or similar rights of any Person.

          (b) Except as set forth above and except for, the transactions contemplated by this Agreement and the options set forth in Section 3.3(f) of the Compaq Disclosure Schedule, as of the date hereof, (i) there are no securities outstanding which are convertible into or exercisable or exchangeable for shares of capital stock of AV or any AV Subsidiary, and (ii) there are no outstanding options, rights, Contracts, warrants, subscriptions, conversion rights or other agreements or commitments pursuant to which AV or any AV
Subsidiary may be required to purchase, redeem, issue or sell any shares of capital stock or other securities of AV or any AV Subsidiary (collectively, "Options").

          (c) The authorized, issued and outstanding capital stock of, or other equity interest in, each of the AV Subsidiaries and the names of the holders of record of the capital stock or other equity interest in each such AV Subsidiary, in each case as of the date hereof, are set forth in Section 3.3(c) of the Compaq Disclosure Schedule. The issued and outstanding shares of capital stock of, or other equity interest in, each of the AV Subsidiaries have been duly authorized and validly issued, and, with respect to capital stock, are fully paid and non-assessable, and were not issued in violation of any pre-emptive or similar rights of any Person. All the issued and outstanding shares or other equity interests of the AV Subsidiaries are owned beneficially as set forth therein, free and clear of all Liens.

          (d) Except as set forth in Section 3.3(d) of the Compaq Disclosure Schedule, there are no outstanding or authorized stock appreciation, phantom stock or similar rights with respect to AV or any AV Subsidiary.

          (e) There are no agreements to which AV or any AV Subsidiary are party or by which it is bound with respect to the voting (including without limitation voting trusts, or proxy), registration under the Securities Act, or sale or transfer (including without limitation agreements relating to pre-emptive rights, rights of first refusal, co-sale rights or "drag along" rights) of any securities of AV or any AV Subsidiary.

          (f) Section 3.3(f) of the Compaq Disclosure Schedule sets forth a complete list of (i) all outstanding Options to purchase shares of capital stock of AV or any AV Subsidiary, indicating the holder thereof, the number of shares subject to each such Option, the exercise price, date of grant, vesting schedule, expiration date and terms regarding the acceleration of vesting, and
(ii) all stock option plans and other equity-related plans of AV or any AV Subsidiary.

          (g) As of the date hereof, Options to purchase an aggregate of 9,794,554 shares of AV Common Stock are outstanding.

     3.4     Authorization of Agreement .  Compaq, Digital and AV (collectively,
             --------------------------
"CDA") have all requisite corporate power and authority to execute and deliver this Agreement and each instrument required hereby to be executed and delivered by them at the Closing, to perform their obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery by CDA of this Agreement and each instrument required hereby to be executed and delivered by them at the Closing and the performance of their obligations hereunder and thereunder have been duly and validly authorized by all requisite corporate action on the part of CDA. This Agreement has been duly executed and delivered by CDA and, assuming due authorization, execution and delivery hereof by the Buyers, constitutes legal, valid and binding obligations of CDA, enforceable against CDA in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or similar Laws now or hereafter in effect relating to creditors' rights generally or to general principles of equity.

     3.5     Consents  and Approvals No Violations .  Except for the Consents as
             -------------------------------------
may be required under the HSR Act and the filing of the Certificate of Merger as required by the DGCL, none of the execution, delivery or performance of this Agreement by CDA, or the consummation by CDA of any of the transactions contemplated hereby will (i) conflict with or result in any breach of any provision of the Organizational Documents of CDA, (ii) require any Consent of any Governmental Entity, (iii) require any Consent of any other Person
(including consents from parties to loans, Contracts, leases and other agreements to which AV, Digital or any affiliate of AV is a party), (iv) or result in a violation or breach of, or constitute (with or without due notice or the passage of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration) under, any of the terms, conditions or provisions of any Contract, or (v) violate any Law, Order or Permit applicable to CDA or any of their properties or assets, excluding from the foregoing clauses (iii), (iv) and (v) such absences of consents, violations, breaches or defaults which would not, individually or in the aggregate, have an AV Material Adverse Effect or adversely affect CDA's ability to consummate the Transaction.

     3.6     Financial  Statements  .  Compaq  has  delivered  to CMGI and Newco
             ---------------------
copies of the following draft financial statements prepared by management on a carve-out basis which have not been reviewed or audited by independent accountants (collectively the "AV Financial Statements"):

          (a) statements of operations and cash flows for the years ended December 31, 1996 and December 31, 1997 and the period commencing January 1, 1998 and ending June 11, 1998 for the AltaVista division of Digital;

          (b) a balance sheet as at December 31, 1997 for the AltaVista division of Digital; and

          (c) a balance sheet as at December 31, 1998 and statements of operations and cash flows for the period commencing June 12, 1998 and ending December 31, 1998 for the AltaVista division of Digital.

Except for (a) the fact that the AV Financial Statements do not contain all of the required adjustments relating to the final allocation of purchase price in connection with the acquisitions by Compaq of Digital, (b) any non-cash compensatory charges related to stock compensation arrangements, (c) other final adjustments, which other final adjustments will not be material in amount, and
(d) the fact that the notes are in draft form and not complete, the AV Financial Statements have been prepared in conformity with GAAP on a carve-out basis and present fairly the financial position of the AltaVista division as at their respective dates and the statements of operations and cash flows for the periods presented therein.

     3.7     Absence of Certain Changes or Events .  Since December 31, 1998 (i)
             ------------------------------------
the AV Business has been carried on only in the ordinary and usual course consistent with past practice and (ii) there has not occurred any event, development or change which, individually or in the aggregate, has resulted in or is reasonably likely to result in an AV Material Adverse Effect.

     3.8     Litigation  .  There  is no Litigation pending, or to the Knowledge
             ----------
of Compaq, Digital or AV, threatened, against or involving AV, any AV Subsidiary or any of their respective assets or the AV Business, which is not a Retained Liability (as defined in the Assignment Agreement).

     3.9     Compliance  with Laws .  Each of CDAS is, and since January 1, 1997
             ---------------------
has been, in compliance, with respect to AV Business, with all applicable Laws, except for any violations which would not reasonably be expected to have an AV Material Adverse Effect. Since January 1, 1997, none of CDAS has received any notice or other communication (whether written or oral) from any Person regarding any actual, alleged, possible or potential violation of or failure to comply with any Law with respect to the AV Business, except in connection with Retained Liabilities (as defined in the Assignment Agreement) and for violations which do not, and would not reasonably be expected to have, individually or in the aggregate, an AV Material Adverse Effect.

     3.10     Environmental  Matters  .   Except  as is not reasonably likely to
              ----------------------
result  in  an  AV  Material  Adverse  Effect:

          (a) AV, each of the AV Subsidiaries and the AV Business (i) have been and are in compliance with all applicable Environmental Laws; (ii) have obtained all Permits required for the operation of their businesses by any applicable Environmental Law (collectively "Environmental Permits") and all such Environmental Permits are in full force and effect, no appeal nor any other action is pending to revoke any such Environmental Permit; and (iii) are in compliance with all such Environmental Permits, and have filed in a timely manner all applications to renew such Environmental Permits or to obtain new Environmental Permits to the extent such applications are currently required.

          (b) There has been no Release of any Hazardous Material that would reasonably be likely to form the basis of any Environmental Claim against AV or any AV Subsidiary at the properties owned or leased by AV, any AV Subsidiary or the AV Business (the "AV Properties"). AV Properties are not, to the Knowledge of CDAS adversely affected by any Release or threatened Release of a Hazardous Material originating or emanating from any other property. There were no Releases of Hazardous Materials on properties formerly owned or operated by AV, any AV Subsidiary or the AV Business, or any predecessors thereof, during the period of such operation or ownership, that would reasonably be likely to result in an Environmental Claim against AV or any AV Subsidiary.

          (c) Neither AV, any AV Subsidiary nor AV Business has manufactured, used, generated, stored, treated, transported, disposed of, released, or otherwise managed any Hazardous Material at any of the AV Properties.

          (d) Neither AV, any AV Subsidiary nor AV Business: (i) has any liability for response or corrective action for natural resources damage, or any other harm pursuant to any Environmental Law, (ii) is subject to, or has Knowledge of, any Environmental Claim involving AV or any AV Business, or (iii) has any Knowledge of any condition or occurrence at any of the AV Properties which could form the basis of an Environmental Claim against AV, any AV
Subsidiary  or  any  AV  Business,  or  any  of  the  AV  Properties.

          (e) The AV Properties are not subject to any, and AV has no Knowledge of any, imminent restriction on the ownership, occupancy, use or transferability of the AV Properties in connection with any (i) Environmental Law or (ii) Release or threatened Release of any Hazardous Material.

          (f) There are no conditions or circumstances at the AV Properties that pose a risk to the environment or the health and safety of any Person, or would require any remedial action.

          (g) Neither AV, any AV Subsidiary nor AV Business has been subject to any inquiry or request for information related to its disposal, treatment, storage or recycling, or the arrangement for said activities, of any Hazardous Material or waste, at any property other than the AV Properties.

          (h) To the Knowledge of AV, neither AV, any AV Subsidiary nor AV Business or any predecessor thereto has disposed, recycled, treated, stored, or arranged for said activities, at any property that is listed or proposed for listing on the Federal National Priorities List, the Federal CERCLIS list, or any list compiled pursuant to state statutes or Laws that are analogous to the Federal Comprehensive Environmental Response, Compensation and Liability Act, 42
U.S.C.   9601  et  seq.

          (i) The AV Properties do not contain any underground storage tanks, landfills, electrical equipment containing polychlorinated biphenyls, surface impoundments, friable asbestos-containing materials, or hazardous waste treatment, storage or disposal units that either have or require a Permit pursuant to any Law.

          (j) Since January 1, 1997, neither AV nor any AV Business has received communication (written or oral) that alleges that AV or any AV Business is not in compliance with any Environmental Law.

     3.11     Intellectual  Property  .
              ----------------------

          (a) To the Knowledge of CDAS, CDAS with respect to the AV Business own or otherwise have the right to use all Intellectual Property necessary to
(a) provide the services currently provided, and currently planned to be provided, by the AV Business, AV and its Subsidiaries to third parties; (b) use, manufacture, copy, modify, market and distribute the products currently, and currently planned to be, manufactured, marketed, sold, licensed or otherwise distributed by the AV Business, AV and its Subsidiaries; and (c) to operate the internal systems of the AV Business, AV and its Subsidiaries that are material to the business or operations of the AV Business, AV and its Subsidiaries, including without limitation, computer hardware systems and software applications. Except for third party licenses that are not assignable, each item of such Intellectual Property will be owned or available for use by Newco immediately following the Closing on substantially identical terms and conditions as it was available to the AV Business immediately prior to the Closing, except where the failure to own or have available for use such item, individually or in the aggregate, could not reasonably be expected to result in an AV Material Adverse Effect. For purposes of this Agreement, "Intellectual Property" shall mean any and all of the following: trademarks, service marks, trade names, Internet domain names, designs, logos, slogans, and general intangibles of like nature, together with all goodwill, registrations and applications related to the foregoing; patents and patent applications (including any continua-tions, divisions, continuations-in-part, renewals, reissues, and applications for any of the foregoing), industrial design registrations and applications (including any renewals thereof); copyrights (including any registrations and applications therefor ); software; data;
documentation;  "mask  works"  (as  defined  under  17  USC   901)  and  any
registrations and applications for "mask works"; technology, trade secrets and other confidential information, know-how, proprietary processes, formulae, algorithms, models and methodologies; and other property of like nature.

          (b) To the Knowledge of CDAS, the activities and the conduct of the AV Business do not infringe upon, violate or constitute the unauthorized use of the intellectual property rights of any third party. There is no pending or, to the Knowledge of CDAS, threatened (in writing) Claim before any court, agency, arbitral tribunal, or registration authority in any jurisdiction (i) involving any item of Intellectual Property owned or used by CDAS with respect to the AV Business, (ii) alleging that the activities or the conduct of the AV Business does or will infringe upon, violate or constitute the unauthorized use of the intellectual property rights of any third party or (iii) challenging the ownership, use, validity, enforceability or registrability of any Intellectual Property by CDAS with respect to the AV Business, except for such Claims as have not resulted and could not reasonably be expected to result, individually or in the aggregate, in an AV Material Adverse Effect. There are no settlements, forebearances to sue, consents, judgments, or orders or similar obligations (other than license agreements in the ordinary course of business) which (a) restrict the rights of CDAS to use any material Intellectual Property with respect to the AV Business, (b) restrict the AV Business in order to accommodate a third party's intellectual property rights or (c) permit third parties to use any material Intellectual Property owned by CDAS with respect to the AV Business.

          (c) To the Knowledge of CDAS, no third party is making unauthorized use of or infringing in any material respect upon any material Intellectual Property owned by CDAS with respect to the AV Business.

          (d) CDAS have taken commercially reasonable actions to protect each item of material Intellectual Property owned by any of them with respect to the AV Business, except where the failure to take such actions has not resulted and could not reasonably be expected to result, individually or in the aggregate, in an AV Material Adverse Effect.

          (e) None of CDAS is in violation of any agreement relating to any Intellectual Property with respect to the AV Business, except for such violations as have not resulted, and could not reasonably be expected to result, individually or in the aggregate, in an AV Material Adverse Effect. The consummation of the transactions contemplated hereby will not result in the loss or impairment of the rights of any of CDAS to own, use or enforce any Intellectual Property used in its business or operations with respect to the AV Business, except where such loss or impairment could not reasonably be expected to result, individually or in the aggregate, in an AV Material Adverse Effect.

          (f) To the Knowledge of CDAS, none of CDAS has disclosed the source code for any of the software owned by any of CDAS and used in the AV Business (the "Software") or other confidential information constituting, embodied in or pertaining to the Software to any person or entity, except pursuant to nondisclosure agreements, and CDAS have taken reasonable commercially reasonable measures to prevent disclosure of such source code.

     3.12     Year  2000 .  All Systems used in the AV Business or used by AV or
              ----------
its Subsidiaries are, or will be prior to August 31, 1999, Year 2000 Compliant and, to the Knowledge of CDAS, all Systems used by the material suppliers and facilities providers of the AV Business are Year 2000 Compliant, except in each case for failures to be Year 2000 Compliant that, individually or in the aggregate, have not resulted and could not reasonably be expected to result in an AV Material Adverse Effect. For purposes of this Agreement, "Year 2000 Compliant" means that the Systems (i) accurately receive, record, store, provide, recognize and process date data (including calculating, comparing and sequencing) from, into and between the twentieth and twenty-first centuries, the years 1999 and 2000, and leap year calculations, (ii) operate accurately with otherwise compatible software and hardware that use four-digit date format for representation of the year, and (iii) will not malfunction, cease to function or provide invalid or incorrect results as a result of (x) the change of years from 1999 to 2000, (y) date data, including date data which represents or references different centuries, different dates during 1999 and 2000, or more than one century or (z) the occurrence of any particular date.

     3.13     ERISA  Compliance  .
              -----------------

          (a) For purposes of this Agreement, the following terms shall have the following meanings:

               (i) "Employee Benefit Plan" means any "employee pension benefit plan" (as defined in Section 3(2) of ERISA), any "employee welfare benefit plan" (as defined in Section 3(1) of ERISA), and any other written or oral plan, agreement or arrangement (excluding agreements with individual employees) involving compensation, including without limitation insurance coverage, severance benefits, disability benefits, deferred compensation, bonuses, stock options, stock purchase, phantom stock, stock appreciation or other forms of incentive compensation or post-retirement compensation maintained or contributed to by AV, any AV Subsidiary, or any ERISA Affiliate with respect to present or former employees of AV or any AV Subsidiary.

               (ii) "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

               (iii) "ERISA Affiliate" means any entity which is, or at any applicable time was, a member of (1) a controlled group of corporations (as defined in Section 414(b) of the Code), (2) a group of trades or businesses under common control (as defined in Section 414(c) of the Code), or (3) an affiliated service group (as defined under Section 414(m) of the Code or the regulations under Section 414(o) of the Code), any of which includes or included AV or any of its Subsidiaries.

          (b) Section 3.13(b) of the Compaq Disclosure Schedule contains a complete and accurate list of all Employee Benefit Plans. All Employee Benefit Plans are in compliance with all applicable provisions of ERISA and the Code. AV, the AV Subsidiaries, and the Employee Benefit Plans do not have any liabilities or obligations with respect to the Employee Benefit Plans, whether or not accrued, contingent or otherwise, except (a) as previously disclosed in writing to CMGI, and (b) for instances of noncompliance or liabilities or obligations that would not, individually or in the aggregate, have an AV Material Adverse Effect. Other than acceleration of vesting of options, no employee of AV or any of its Subsidiaries will be entitled to any additional benefits or any acceleration of the time of payment or vesting of any benefits under any Employee Benefit Plan as a result of the transactions contemplated by this Agreement, either alone or in combination with another event.

          (c) Neither AV, any of its Subsidiaries, nor any ERISA Affiliate has ever maintained an Employee Benefit Plan subject to Section 412 of the Code or Title IV of ERISA.

          (d) No Employee Benefit Plan is funded by, associated with or related to a "voluntary employee's beneficiary association" within the meaning of Section 501(c)(9) of the Code.

          (e) Section 3.13(e) of the Compaq Disclosure Schedule discloses each: (i) agreement with any director, executive officer or other key employee of AV or any of the AV Subsidiaries (A) the benefits of which are contingent, or the terms of which are materially altered, upon the occurrence of a transaction involving AV or any of the AV Subsidiaries of the nature of any of the transactions contemplated by this Agreement, (B) providing any term of employment or compensation guarantee or (C) providing severance benefits or other benefits after the termination of employment of such director, executive officer or key employee; (ii) agreement, plan or arrangement under which any person may receive payments from AV or any of the AV Subsidiaries that may be subject to the tax imposed by Section 4999 of the Code or included in the determination of such person's "parachute payment" under Section 280G of the Code; and (iii) agreement or plan binding AV or any of the AV Subsidiaries, including without limitation any stock option plan, stock appreciation right plan, restricted stock plan, stock purchase plan, severance benefit plan or Employee Benefit Plan, any of the benefits of which will be increased, or the vesting of the benefits of which will be accelerated, by the occurrence of any of the transactions contemplated by this Agreement or the value of any of the benefits of which will be calculated on the basis of any of the transactions contemplated by this Agreement.

          (f) All Options are subject to a right of first refusal and a buyback right upon termination of employment of the optionee.

     3.14     Brokers  .  No  broker,  finder, investment banker or other Person
              -------
(other than Greenhill & Co., LLC and Morgan Stanley & Co. Incorporated) is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of any of CDAS.

     3.15     Opinion  of  Financial Advisor .  The Board of Directors of Compaq
              ------------------------------
has received the opinions of Greenhill & Co., LLC and Morgan Stanley & Co. Incorporated, Compaq's financial advisor, substantially to the effect that the consideration to be paid by CDAS for the shares which Digital is to receive pursuant to this Agreement is fair to Compaq from a financial point of view.

     3.16     Taxes  .
              -----

          (a) Each of the Companies has timely filed all material Tax Returns that it was required to file, and all such Tax Returns were correct and complete in all material respects. Each group of corporations with which any of the Companies has filed (or was required to file) consolidated, combined, unitary or similar Tax Returns, other than the Compaq Group (an "Affiliated Group") has timely filed all material Tax Returns that it was required to file with respect to any period in which any of the Companies was a member of such Affiliated Group (an "Affiliated Period"), and all such Tax Returns were true, correct and complete in all material respects. Each of the Companies has paid all material Taxes (whether or not shown on such Tax Returns) that were due and payable and each Affiliated Group has paid all material Taxes (whether or not shown on such Tax Returns) that were due and payable with respect to all Affiliated Periods. All Taxes that any of the Companies is or was required by law to withhold or collect have been duly withheld or collected and, to the extent required, have been paid to the proper taxing authority, except where the failure to withhold or collect could not reasonably be expected to have an AV Material Adverse Effect.

          (b) Compaq's taxable year ends November 30. Each of AV, SDC and ZIP2 joined the Compaq Group in the taxable year beginning December 1, 1998. No examination or audit of any Tax Return of the Companies or any Affiliated Group with respect to an Affiliated Period by any Governmental Entity is currently in progress or, to the Knowledge of the Companies and the members of any Affiliated Group, threatened or contemplated. None of the Companies nor the members of any Affiliated Group has been informed by any jurisdiction that the jurisdiction believes that any of the Companies or the Affiliated Group was required to file any Tax Return that was not filed.

          (c) None of the Companies or any Affiliated Group has waived any statute of limitations with respect to Taxes or agreed to an extension of time with respect to a Tax assessment or deficiency.

          (d) None of the Companies is a "consenting corporation" within the meaning of Section 341(f) of the Code, and none of the assets of any of the Companies is subject to an election under Section 341(f) of the Code.

          (e) None of the assets, or any beneficial interest therein, to be transferred to Newco pursuant to this Agreement, has been transferred by Digital to any of its Subsidiaries prior to the Closing.

          (f) None of the Companies has any actual or potential liability for any Taxes of any person (other than the Companies) under Treasury Regulation
Section 1.1502-6 (or any similar provision of federal, state, local, or foreign law), or as a transferee or successor, by contract, or otherwise.

          (g) None of the Companies has undergone a change in its method of accounting resulting in an adjustment to its taxable income pursuant to Section 481(h) of the Code.

          (h) None of the Companies is or has been required to make a basis reduction pursuant to Treasury Regulation Section 1.1502-20(b) or Treasury Regulation Section 1.337(d)-2(b).

          (i) None of Compaq, Digital or the Companies knows of any fact or has taken any action that could reasonably be expected to prevent the contributions referenced in Section 1.2 from constituting a transaction described in Section 351 of the Code.

     3.17     Information  in  Proxy Statement .  The information to be provided
              --------------------------------
to CMGI by Compaq for inclusion in the Proxy Statement to be mailed to CMGI's shareholders with respect to the Conversion will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made in the information to be provided by Compaq, in the light of the circumstances under which they were made, not misleading.

     3.18     Undisclosed  Liabilities  .  None  of CDAS, with respect to the AV
              ------------------------
Business, has any liability (whether absolute or contingent), except for (a) liabilities shown on the most recent balance sheet referred to in Section 3.6 (the "Most Recent Balance Sheet"), (b) liabilities which have arisen since the date of the Most Recent Balance Sheet in the ordinary course of business, (c) contractual and other liabilities incurred in the ordinary course of business which are not required by GAAP to be reflected on a balance sheet, (d) liabilities of SDC and ZIP2, (e) compensation expense in connection with the issuance of Options and (f) liabilities which would not reasonably be expected, individually or in the aggregate, to have an AV Material Adverse Effect.

     3.19     Assets .  Except as would reasonably not be expected to have an AV
              ------
Material Adverse Effect, Newco, after the consummation of the Transaction, will own or lease all tangible assets necessary for the conduct of the AV Business as presently conducted. Each such tangible asset which is personal property is free from material defects, has been maintained in accordance with normal industry practice, is in good operating condition and repair (subject to normal wear and tear) and is suitable for the purposes for which it is presently used, other than defects and failures which would not, individually or in the aggregate, have an AV Material Adverse Effect. Except as would reasonably not be expected to have an AV Material Adverse Effect, no material asset of CDAS with respect to the AV Business is subject to any Lien.

     3.20     Owned  Real  Property  .  Section  3.20  of  the Compaq Disclosure
              ---------------------
Schedule lists all real property owned by any of CDAS which is used primarily in the AV Business. With respect to each parcel of such owned real property, Newco, after the consummation of the Transaction, will have good and clear record and marketable title to such parcel, free and clear of any Lien, except for easements, covenants and other restrictions which do not materially impair the uses and occupancy of such parcel, and a lease to a portion of property referenced in the Compaq Disclosure Schedule.

     3.21     Contracts  .
              ---------

          (a) Section 3.21 of Compaq Disclosure Schedule lists the following agreements (written or oral) to which any of CDAS with respect to the AV
Business  is  a  party  as  of  the  date  of  this  Agreement:

               (i) any agreement, or group of related agreements, which involves more than $1,000,000;

               (ii) any agreement under which the AV Business, AV or any AV Subsidiary has incurred, assumed or guaranteed, or may assume or guarantee, indebtedness for borrowed money (including capitalized lease obligations) of more than $1,000,000;

               (iii) any agreement restricting the AV Business, AV or any AV Subsidiary from competing in any manner;

               (iv) any agreement with an officer or director of the AV Business; and

               (v) any agreement under which the consequences of a default or termination would be reasonably expected to have an AV Material Adverse Effect.

          (b) Compaq has made available to CMGI a copy of each agreement listed in Section 3.21 of the Compaq Disclosure Schedule. None of CDAS, nor, to the Knowledge of CDAS, any other party, is in breach or violation of, or default under, any such agreement, which would reasonably be expected to result in an AV Material Adverse Effect.


                                   ARTICLE IV

                    COVENANTS RELATING TO CONDUCT OF BUSINESS

     4.1     Funding  of  the  AV  Business  .
             ------------------------------

          (a) During the period prior to the Closing Date, Compaq will provide cash for the AV Business in monthly amounts equal to one-third of the AV Budget (as previously furnished to CMGI) for the applicable quarter. Any funding in excess of that amount shall be subject to agreement by CMGI and Compaq.

          (b) On the Closing Date and prior to the Effective Time, Compaq will make a cash capital contribution to the AV Business or the AV Business will pay a cash dividend (or otherwise transfer cash) to Compaq such that the remainder of the cash and cash equivalents of the AV Business minus its indebtedness for borrowed money will be equal to zero.

     4.2     Conduct of the AV Business .  Except as set forth in Section 4.2 of
             --------------------------
the Compaq Disclosure Schedule, during the period from the date of this Agreement to the Closing Date (unless CMGI shall otherwise agree in writing and except as otherwise contemplated by this Agreement), CDAS will conduct the operations of the AV Business in the ordinary course of business consistent with past practice and shall use all reasonable efforts to preserve intact its current business organizations, keep available the services of their current officers and employees, maintain its material contracts and preserve its relationships with customers, suppliers and others having business dealings with it. Without limiting the generality of the foregoing, and except as otherwise contemplated by this Agreement, or as set forth in Section 4.2 of the Compaq Disclosure Schedule, or as agreed to in writing by CMGI, CDAS with respect to the AV Business agree that:

          (a)     Issuance  of  Securities.  Except  for  issuing  options  to
                  ------------------------
purchase up to 500,000 shares of stock under the AltaVista 1999 Stock Option Plan (upon terms to be mutually approved by CMGI), neither AV nor any AV Subsidiary shall issue, sell, grant, dispose of or authorize or propose the issuance, sale or disposition of (i) any additional shares of capital stock of any class, or any securities or rights convertible into, exchangeable for, or evidencing the right to subscribe for any shares of capital stock, or any rights, warrants, options, calls, commitments or any other agreements of any character to purchase or acquire any shares of capital stock or any securities or rights convertible into, exchangeable for, or evidencing the right to subscribe for, any shares of capital stock or (ii) any other securities in respect of, in lieu of, or in substitution for, shares outstanding on the date hereof.

          (b)     Restructuring.  Neither AV nor any AV Subsidiary shall adopt a
                  -------------
plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization.

          (c)     Governing  Documents.  Except  for  an  amendment  to  the  AV
                  --------------------
Certificate of Incorporation to increase its authorized common stock, AV shall not adopt any amendments to its Organizational Documents, or alter through merger, liquidation, reorganization, restructuring or in any other fashion its corporate structure or ownership of any AV Subsidiary.

          (d)     No  Acquisitions.  None  of  CDAS,  with  respect  to  the  AV
                  ----------------
Business, shall acquire or agree to acquire (i) by merging or consolidating with, or by purchasing a substantial portion of the assets of, or by any other manner, any business or any corporation, limited liability company, partnership, association or other business organization or division thereof or (ii) any assets that, individually or in the aggregate, are material to the AV Business.

          (e)     No  Dispositions.  Except  in  the ordinary course of business
                  ----------------
consistent with past practice, neither AV nor any AV Subsidiary shall sell, lease, license or otherwise encumber or subject to any Lien or otherwise dispose of any of its properties or assets with respect to the AV Business.

          (f)     Capital  Expenditures.  None  of CDAS shall commit to make any
                  ---------------------
capital expenditures with respect to the AV Business relating to a single project in excess of $1,000,000 or in the aggregate in excess of $15,000,000.

          (g)     Employee  Matters.  Except as required by Law or in accordance
                  -----------------
with this Agreement, none of CDAS, with respect to the AV Business, shall (i) increase the compensation of any of its respective employees, other than non-officer employees in the ordinary course of business consistent with past practice as to both frequency and amount, (ii) amend or enter into any Contract with any of its respective employees regarding his or her employment, compensation or benefits, other than offer letters to prospective employees in the ordinary course of business and stock options permitted by Section 4.2(a), or (iii) adopt any employee benefit plan as defined in Section 3(3) of ERISA ("Plan"), arrangement or policy which would become a Plan or amend any Plan.

          (h)     Liens.  None  of  CDAS  shall  create,  incur  or  assume  any
                  -----
material  Lien  on any of their material assets with respect to the AV Business.

          (i)     Claims.  None  of CDAS shall settle any material claim, action
                  ------
or proceeding involving money damages or waive or release any material rights or claims with respect to the AV Business, except in the ordinary course of business.

          (j)     Representations  and  Warranties.  Neither Compaq nor AV shall
                  --------------------------------
(i)  take,  or  agree  or  commit  to  take  any  action  that  would  make  any representation and warranty of Compaq and AV hereunder inaccurate in any material respect on the Closing Date, or (ii) omit, or agree to omit, to take any action necessary to prevent any such representation or warranty from being inaccurate in any material respect on the Closing Date; provided, however, that
                                                         --------  -------
Compaq and AV shall be permitted to take or omit to take such action which can be cured, and in fact is cured, at or prior to the Closing Date.

          (k)     Intellectual Property.  None of CDAS shall transfer or license
                  ---------------------
to any Person any rights to Intellectual Property used primarily in the AV Business, other than to customers in the ordinary course of business.

          (l)     Contracts.  None  of  CDAS  shall  enter into (i) any Contract
                  ---------
which, if entered into prior to the date of this Agreement, would have been required to be disclosed in Section 3.21 of the Compaq Disclosure Schedule or
(ii) any Contract with a party other than a majority-owned CMGI Subsidiary for services to be used in the AV Business that could be provided on reasonably comparable terms from a majority-owned CMGI Subsidiary.

          (m)     No  Agreements.  None of CDAS shall enter into any Contract to
                  --------------
do  any  of  the  foregoing.

     4.3     Conduct  of Business of CMGI.  CMGI shall not (i) take, or agree or
             ----------------------------
commit to take any action that would make any representation and warranty of CMGI hereunder inaccurate in any material respect on the Closing Date, or (ii) omit, or agree to omit, to take any action necessary to prevent any such representation or warranty from being inaccurate in any material respect on the Closing Date; provided, however, that CMGI shall be permitted to take or omit to
              --------  -------
take such action which can be cured, and in fact is cured, at or prior to the Closing Date.


                                   ARTICLE V

           SALE OF SHARES; BOARD MEMBERSHIP; VOTING AGREEMENT; STANDSTILL

     5.1     Lock-Up  .  Without  the  prior  written  consent  of CMGI, neither
             -------
Compaq  nor  any  of  its  Subsidiaries  may offer to sell, contract to sell, or otherwise sell, dispose of, loan, pledge, transfer or grant any rights with respect to, or enter into any short sale or otherwise hedge against (collectively, a "Share Disposition") any Acquisition Shares on or prior to the first anniversary of the Closing Date; provided, however, that the provisions of
                                       --------  -------
this Section 5.1 shall not prohibit any Share Disposition among Compaq and its Subsidiaries, provided that any such transferee agrees to be bound by the terms
               --------
of this Agreement, including without limitation this Section 5.1. After the first anniversary of the Closing Date, Compaq or its Subsidiaries may transfer or otherwise dispose of the Acquisition Shares only: (i) pursuant to the Registration Rights Agreement, (ii) pursuant to Rule 144 promulgated under the Securities Act, to the extent applicable, or (iii) pursuant to privately negotiated sales; provided that (A) neither Compaq nor any of its Subsidiaries
                    --------
shall knowingly sell a number of Acquisition Shares equal to more than 5% of the then outstanding shares of Common Stock of CMGI to any single Person (or affiliates of such Person) other than to a broker-dealer for resale, (B) during the period from twelve months to eighteen months after the Closing, Compaq and its Subsidiaries shall not sell more than 50% of the Acquisition Shares and during the period from eighteen months to twenty-four months after the Closing, Compaq and its Subsidiaries shall not sell more than 50% of the Acquisition Shares, and (C) Compaq and its Subsidiaries shall not, other than pursuant to an underwritten public offering pursuant to the Registration Rights Agreement, sell a number of Acquisition Shares on any day equal to more than 10% of the average daily trading volume for CMGI Common Stock during the prior week.

     5.2     Rights  of  First  Offer  .  In  the  event  of  a  proposed  Share
             ------------------------
Disposition to any single Person (or affiliates of such Person) of 3,000,000 or more Acquisition Shares (subject to appropriate adjustment in the case of a stock split, stock dividend, reclassification or similar event) by (i) Compaq,
(ii) Subsidiaries of Compaq who shall have acquired Acquisition Shares from Compaq or any other Subsidiaries of Compaq or (iii) Compaq and one or more of such Subsidiaries together, other than in connection with a registration pursuant to the Registration Rights Agreement, Compaq or such Subsidiary shall first offer such Acquisition Shares to CMGI by delivery of a written notice (the "Offer Notice") to CMGI specifying the number of Acquisition Shares proposed to be sold or transferred, the price to be paid for such shares and the other material terms and conditions of the proposed sale. CMGI shall have the right to purchase all but not less than all of the Acquisition Shares specified in the Offer Notice, which right may be exercised only by delivery to Compaq within 10 business days after the Offer Notice shall have been delivered to CMGI of a written notice (the "Acceptance Notice) setting forth its acceptance of Compaq's offer. In the event that CMGI does not deliver an Acceptance Notice to Compaq by the close of business on the tenth business day following Compaq's delivery of an Offer Notice (the "Last Acceptance Day"), Compaq (or Compaq's Subsidiaries or Compaq and its affiliates) shall be free to sell or transfer up to the number of Acquisition Shares specified in the Offer Notice for a period of 90 days after the Last Acceptance Day to one or more Persons; provided, however, that
                                                         --------  -------
any Acquisition Shares not sold within such 90 day period shall, if proposed to be sold or transferred in sale or transfer of 3,000,000 or more Acquisition Shares (subject to appropriate adjustment in the case of stock split, stock dividend, reclassification or similar event), shall thereafter be offered to CMGI in accordance with this Section 5.2. In the event that CMGI delivers an Acceptance Notice prior to the Last Acceptance Day, the closing of the purchase of Acquisition Shares by CMGI shall take place 30 days after the date of Acceptance Notice.

     5.3     Registration  Rights  .  Compaq  and CMGI will at the Closing enter
             --------------------
into a Registration Rights Agreement substantially in the form attached hereto as Exhibit D (the "Registration Rights Agreement").
    ----------

     5.4     Board  Designee  .
             ---------------

          (a) The Board of Directors of CMGI (the "Board"), shall elect, effective as of the Effective Time, a member of the Board designated by Compaq (the "Compaq Designee"). In connection with any meeting of the stockholders of Newco at which members of the Board are to be elected and at which the term of the Compaq Designee expires, the Board, or the applicable committee, shall nominate and recommend to its stockholders one Compaq Designee. In the event that a Compaq Designee dies, retires, or is otherwise removed from the Board, the Board shall elect as a replacement a new Compaq Designee. If at any time Compaq or an affiliate of Compaq owns less than 5% of the issued and outstanding stock of CMGI, the Compaq Designee shall resign from the Board, and Compaq shall no longer have any rights under this section to designate a member of the Board.

          (b) The Board of Directors of Newco (the "AV Board"), shall elect, effective as of the Effective Time, a member of the AV Board designated by Compaq (the "Compaq AV Designee"). In connection with any meeting of the stockholders of Newco at which members of the AV Board are to be elected and at which the term of the Compaq AV Designee expires, the Board or the applicable committee shall nominate and recommend to its stockholders one Compaq AV Designee. In the event that a Compaq AV Designee dies, retires, or is otherwise removed from the AV Board, the AV Board shall elect as a replacement a new Compaq AV Designee. If at any time Compaq or an affiliate of AV Compaq owns less than 5% of the issued and outstanding stock of Newco, the Compaq AV Designee shall resign from the AV Board and Compaq shall no longer have any rights under this section to designate a member of the AV Board.

     5.5     Voting  Agreement  .  On  the  date  hereof  David  S. Wetherell is
             -----------------
entering  into  a  Voting  Agreement.

     5.6     Standstill  .  Until  June  30, 2009, neither Compaq nor any of its
             ----------
Subsidiaries shall, alone with others, in any manner (i) acquire or agree to acquire, or make any proposal (or request permission to make any proposal) to acquire any securities or indirect rights, warrants to acquire any securities, or any significant portion of the assets of, CMGI (other than property transferred in the ordinary course of CMGI's business), (ii) solicit or propose to solicit proxies from stockholders of CMGI, (iii) form, join or in any way participate in "group" (within the meaning of Section 13d(3) of the Exchange
Act) with respect to any voting securities of CMGI, (iv) publicly announce or refer to any possible business combination with CMGI or disclose any intention, plan or arrangement for such a business combination, (v) participate in any discussions or negotiations with any third party regarding, or furnish a third party with information with respect to, any such business combination, (vi) make any request or proposal to amend, modify or waive any provisions of this Section
5.6 except in a non-public and confidential matter or (vi) assist any other person in doing any of the foregoing; provided, however, that the provisions of
                                       --------  -------
this Section 5.6 shall cease to be binding on Compaq and its Subsidiaries in the event that (a) any competitor of Compaq acquires more than 10% of the outstanding voting securities of CMGI, (b) a third party makes a bona fide unsolicited offer, which is publicly announced, to acquire more than 10% of the outstanding voting securities of CMGI, or (c) CMGI enters into an agreement providing for a merger or combination as a result which all or substantially all the individuals and entities that are holders of voting securities of CMGI immediately prior to such merger or combination own less than a majority of the outstanding voting securities of the surviving or acquiring entity immediately after such merger or consolidation.

     5.7     Investment  Company  Act  .  For  so  long  as  Compaq  and  its
             ------------------------
Subsidiaries own 5% or more of the outstanding common stock of CMGI, CMGI shall use its reasonable best efforts to avoid becoming an investment company (as defined in Section 3(a) of the Investment Company Act).


                                   ARTICLE VI

                             ADDITIONAL AGREEMENTS

     6.1     Stockholders'  Meeting  .
             ----------------------

          (a) CMGI, acting through its Board of Directors, shall, in accordance with applicable law, as promptly as practicable following the execution of this Agreement:

               (i) duly call, give notice of, convene and hold a special meeting of its stockholders for the purpose of considering and taking action upon the approval of the conversion of the Series D Preferred Stock into CMGI Common Stock (the "Conversion");

               (ii) prepare and file with the SEC a preliminary form of the Proxy Statement relating to the Conversion and use its best efforts to obtain and furnish the information required by the SEC to be included in the Proxy Statement and, after consultation with Compaq, to respond promptly to any comments made by the SEC with respect to the preliminary form of the Proxy Statement;

               (iii) file a definitive form of the Proxy Statement reflecting compliance with comments and requests of the SEC in accordance with the Exchange Act as CMGI and Compaq shall deem appropriate;

               (iv)    cause  a  definitive  Proxy  Statement,   including  any
amendment  or supplement thereto to be mailed to its stockholders, provided that
                                                                   --------
no amendment or supplement to such Proxy Statement will be made by CMGI without consultation with Compaq and its counsel;

               (v) the Proxy Statement shall include therein (x) the recommendation of CMGI's Board of Directors that stockholders of CMGI vote in favor of the Conversion; and

               (vi) use all reasonable efforts to solicit from its stockholders proxies in favor of the Conversion.

          (b) Compaq will provide CMGI with the information concerning Compaq and AV required by the Exchange Act to be included in the Proxy Statement.

          (c) Each of CMGI and Compaq shall consult and confer with the other and the other's counsel regarding the Proxy Statement and each shall have the opportunity to comment on such Proxy Statement and any amendments and supplements thereto before the Proxy Statement, and any amendments or supplements thereto, are filed with the SEC or mailed to CMGI stockholders. Each of CMGI and Compaq will provide to the other copies of all correspondence between it (or its advisors) and the SEC relating to the Proxy Statement.

     6.2     Access  and Information .  Each of the parties will, and will cause
             -----------------------
its Subsidiaries to (i) afford to the other party and its officers, directors, employees, accountants, consultants, legal counsel, agents and other representatives (collectively, the "Representatives") full access, at reasonable times upon reasonable prior notice, to the officers, employees, agents, properties, offices and other facilities of such party and its Subsidiaries and to their books and records, (ii) furnish promptly to the other party and its Representatives such information concerning the business, properties, contracts, records and personnel of such party and its Subsidiaries (including financial, operating and other data and information) as may be reasonably requested, from time to time, by or on behalf of the other party; provided, however, that Compaq and its Subsidiaries shall provide information and documents only with respect to the AV Business. No investigation by any party hereto shall affect any representation or warranty in this Agreement of any party hereto or any condition to the obligations of the parties hereto. All information obtained by Compaq or CMGI pursuant to this Section 6.2 shall be kept confidential in accordance with the Confidentiality Agreement.

     6.3     HSR  Act  Filing  .  Each  party  hereto  shall,  as  promptly  as
             ----------------
practicable, file, or cause to be filed, any required notification and report forms under the HSR Act with the Federal Trade Commission (the "FTC") and the Antitrust Division of the United States Department of Justice (the "Antitrust Division") in connection with the transactions contemplated by this Agreement, and will use their respective reasonable best efforts to respond as promptly as practicable to all inquiries received from the FTC or the Antitrust Division for additional information or documentation and to cause the waiting periods under the HSR Act to terminate or expire at the earliest possible date. Each party hereto will each furnish to the other such necessary information and reasonable assistance as the other may reasonably request in connection with its preparation of necessary filings or submissions to any governmental or regulatory agency, including, without limitation, any filings necessary under the provisions of the HSR Act.

     6.4     Reasonable  Best  Efforts  .  Upon  the  terms  and  subject to the
             -------------------------
conditions set forth in this Agreement, each of the parties agrees to use reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement including (i) the obtaining of all necessary actions or nonactions, waivers or Consents from Governmental Entities and the making of all necessary registrations and filings and the taking of all steps as may be necessary to obtain an approval or waiver from, or to avoid an action or proceeding by, any Governmental Entity, (ii) the obtaining of all necessary Consents or waivers from third parties, (iii) the defending of any lawsuits or other legal proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the transactions contemplated by this Agreement, including seeking to have any stay or temporary restraining order entered by any court or other Governmental Entity vacated or reversed, and (iv) the execution and delivery of any additional instruments necessary to consummate the transactions contemplated by, and to fully carry out the purposes of, this Agreement.

     6.5     Publicity  .  The  parties  will  consult  with each other and will
             ---------
mutually agree upon any press releases pertaining to the Transaction and shall not issue any such press releases prior to such consultation and agreement, except as may be required by applicable Law or by obligations pursuant to any listing agreement with any national securities exchange, in which case the party proposing to issue such press release shall use its reasonable efforts to consult in good faith with the other party before issuing any such press releases.

     6.6     Employee  Benefit  Plans  .
             ------------------------

          (a) CMGI agrees that individuals who are employed by AV immediately prior to the Effective Time shall become employees of the Surviving Corporation following the Effective Time (each such employee, an "Affected
Employee");  provided,  however, that this Section 6.6(a) shall not be construed
             --------   -------
to limit the ability of the applicable employer to terminate the employment of any Affected Employee at any time.

          (b) CMGI will, or will cause the Surviving Corporation to, give Affected Employees full credit for purposes of eligibility (including service and waiting period requirements), vesting, benefit accrual and determination of the level of benefits under any employee benefit plans or arrangements maintained by CMGI or the Surviving Corporation for such Affected Employees' service with AV or any affiliate of AV to the same extent recognized by AV immediately prior to the Effective Time.

          (c) CMGI will, or will cause the Surviving Corporation to, (i) waive all limitations as to preexisting conditions, exclusions and waiting periods and service requirements with respect to participation and coverage requirements applicable to the Affected Employees under any welfare benefit plans that such employees may be eligible to participate in after the Effective Time, other than limitations or waiting periods that are already in effect with respect to such employees and that have not been satisfied as of the Effective Time under any welfare plan maintained for the Affected Employees immediately prior to the Effective Time, and (ii) provide each Affected Employee with credit for any co-payments and deductibles paid prior to the Effective Time in satisfying any applicable deductible or out-of-pocket requirements under any welfare plans that such employees are eligible to participate in after the Effective Time.

          (d) For a period of one year immediately following the Effective Time, the coverage and benefits provided to Affected Employees pursuant to employee benefit plans or arrangements maintained by CMGI or AV shall be, in the aggregate, not less favorable than those provided to such employees immediately prior to the Effective Time.

     6.7     Restriction on Transfer of AV Shares .  In no event shall Compaq or
             ------------------------------------
any of its Subsidiaries knowingly transfer any AV Shares to any competitor of AV, the AV Business or the Surviving Corporation.

     6.8     Funding .  To the extent that Newco, after the Closing and prior to
             -------
an initial public offering of Newco Common Stock, requires funding for its operations and CMGI is willing to provide such funds, CMGI shall provide such funding in exchange for shares of convertible preferred stock or convertible secured notes of Newco upon terms equivalent to the terms upon which CMGI typically provides funds to CMGI Subsidiaries; provided that, Compaq shall have
                                                --------
the right to purchase from Newco a pro rata portion of such preferred stock or convertible notes, as the case may be, based on the relative voting securities then held by CMGI and Compaq except to the extent CMGI is required to purchase such securities to be able to consolidate the results of Newco for tax purposes.


                                   ARTICLE VII

                               CLOSING CONDITIONS

     7.1     Conditions to Each Party's Obligation to Complete the Transaction .
             -----------------------------------------------------------------
The respective obligations of each party to complete the Transaction are subject to the satisfaction at or prior to the Closing Date of the following conditions:

          (a)     Injunction.  There  shall not be in effect any Law or Order of
                  ----------
a court or governmental or regulatory agency of competent jurisdiction directing that the transactions contemplated hereby not be consummated; provided, however
                                                               --------- -------
that prior to invoking this condition each party shall use its reasonable efforts to have any such Order vacated.

          (b)     HSR Governmental Consents. The applicable waiting period under
                  -------------------------
the  HSR  Act  shall  have  expired  or  terminated.

     7.2     Additional  Conditions  to  the Obligation of CMGI and Newco .  The
             ------------------------------------------------------------
obligation of CMGI and Newco to complete the Transaction is subject to the satisfaction at or prior to the Closing Date of the following conditions, any or all of which may be waived in whole or in part by CMGI to the extent permitted by applicable Law:

          (a)     Representations  and  Warranties.  The  representations  and
                  --------------------------------
warranties of Compaq and AV contained in Article III of this Agreement shall be true and correct on the date of this Agreement and on the Closing Date as though made on and as of the Closing Date (except to the extent that a representation or warranty expressly speaks as of a specified date or period of time); provided, however, that for purposes of this Section 7.2(a), such
--------   -------
representations and warranties shall be deemed to be true and correct unless the failure or failures of such representations and warranties to be so true and correct, without regard to any materiality qualifiers contained therein, individually or in the aggregate, results or would reasonably be likely to result in an AV Material Adverse Effect.

          (b)     Performance.  Except as would not be reasonably likely to have
                  -----------
an AV Material Adverse Effect, CDAS shall have performed and complied with or caused to be performed or complied with their covenants and agreements under this Agreement to be performed or complied with at or prior to Closing.

          (c)     Officer's  Certificate.  CMGI  shall  have  received  on  the
                  ----------------------
Closing Date a certificate dated the Closing Date and executed by an executive officer of Compaq and an executive officer of AV certifying to the fulfillment of the conditions specified in Sections 7.2(a) and (b) hereof.

          (d)     Material  Adverse  Effect.  There  shall not have occurred any
                  -------------------------
event or condition which individually or in the aggregate has resulted in, or is reasonably likely to result in, an AV Material Adverse Effect.

          (e)     Assignment  Agreement.  The  Assignment  Agreement  shall have
                  ---------------------
been  executed  and  delivered  by  Compaq.

     7.3     Additional  Conditions to the Obligation of Compaq Digital and AV .
             -----------------------------------------------------------------
The obligation of Compaq, Digital and AV to complete the Transaction is subject to the satisfaction at or prior to the Closing Date of the following conditions, any and all of which may be waived in whole or in part by Compaq to the extent permitted by applicable Law:

          (a)     Representations  and  Warranties.  The  representations  and
                  --------------------------------
warranties of CMGI and Newco set forth in Article Ill of this Agreement shall be true and correct on the date of this Agreement and on the Closing Date as though made on and as of the Closing Date (except to the extent that a representation or warranty expressly speaks as of a specified date or period of time); provided, however, that for purposes of this Section 7.3(a), such
--------   --------
representations and warranties shall be deemed to be true and correct unless the failure or failures of such representations and warranties to be so true and correct, without regard to any materiality qualifiers contained therein, individually or in the aggregate, results or would reasonably be likely to result in a CMGI Material Adverse Effect.

          (b)     Performance.  Except as would not be reasonably likely to have
                  -----------
a CMGI Material Adverse Effect, CMGI shall have performed and complied with or caused to be performed or complied with its respective covenants and agreements under this Agreement to be performed or complied with at or prior to the Closing.

          (c)     Officer's Certificate.  CDA shall have received on the Closing
                  ---------------------
Date a certificate dated the Closing Date and executed by an executive officer of CMGI certifying to the fulfillment of the conditions specified in Sections 7.3(a) and (b) hereof.

          (d)     Material  Adverse  Effect.  There  shall not have occurred any
                  -------------------------
event or condition which individually or in the aggregate has resulted in, or is reasonably be likely to result in a CMGI Material Adverse Effect.

          (e)     Registration  Rights  Agreement.  The  Registration  Rights
                  -------------------------------
Agreement  shall  have  been  executed  and  delivered  by  CMGI.

          (f)     Assignment  Agreement.  The  Assignment  Agreement  shall have
                  ---------------------
been  executed  and  delivered  by  Newco.


                                   ARTICLE VIII

                       TERMINATION, AMENDMENT AND EXPENSES

     8.1     Termination  .  This  Agreement may be terminated at any time prior
             -----------
to  the  Closing  Date:

          (a)     by  mutual  written  consent  of  CMGI  and  Compaq;

          (b)     by  either  CMGI  or  Compaq:

               (i) if there shall be any Order of a Court or Governmental Entity having jurisdiction over a party hereto which is final and nonappealable permanently enjoining, restraining or prohibiting the consummation of the Merger or issuance of the Acquisition Shares, unless the party relying on such Order has not complied with its obligations under Section 7.1(b); or

               (ii) if the Closing shall not have been consummated before November 15, 1999 (the "Termination Date"); provided, however, that the right to
                                            --------- -------
terminate this Agreement under this Section shall not be available to any party whose failure to fulfill any obligation under this Agreement has been a cause of; or resulted in, the failure of the Effective Time to occur on or before the Termination Date.

          (c)     by  Compaq:

               (i) upon a material breach of any covenant or agreement on the part of CMGI set forth in this Agreement, or if any representation or warranty is or becomes inaccurate in a manner such that the conditions set forth in Section 7.3(a) would not be satisfied (a "Terminating CMGI Breach"); provided
                                                                        --------
that, if such Terminating CMGI Breach is curable by CMGI through the exercise of its reasonable efforts, provided it continues to exercise such reasonable efforts, Compaq may not terminate this Agreement under this Section 8.1(c)(i) until September 1, 1999; or

               (ii)     if  there  has  occurred a CMGI Material Adverse Effect.

          (d)     by  CMGI:

               (i) upon a material breach of any contract or agreement on the part of Compaq or AV set forth in this Agreement, or if any representation or warranty is or becomes inaccurate in a manner such that the conditions set forth in Section 7.2(a) would not be satisfied (a "Terminating Compaq Breach"); provided that, if such Terminating Compaq Breach is curable by Compaq through
--------
the exercise of its reasonable efforts, provided Compaq continues to exercise such reasonable efforts, CMGI may not terminate this Agreement under this
Section  8.1(d)(i)  until  September  1,  1999;  or

               (ii)     if  there  has  occurred  an AV Material Adverse Effect.

     8.2     Effect  of  Termination  .  In  the  event  of  termination of this
             -----------------------
Agreement and the abandonment of the Transaction pursuant to this Article VIII, written notice thereof shall as promptly as practicable be given to the other parties to this Agreement, and this Agreement shall terminate and the transactions contemplated hereby shall be abandoned, without further action by any of the parties hereto except as provided in this Section 8.2. If this Agreement is terminated as provided herein, this Agreement shall forthwith become void and have no effect except that (i) the obligations of the parties set forth in the Confidentiality Agreement shall remain in effect and (ii) no party shall be relieved from any liabilities or damages arising out of a willful and material breach of any provision of this Agreement.

     8.3     Amendment .  This Agreement may be amended by the parties hereto at
             ---------
any time prior to the Effective Time. This Agreement may not be amended except by an instrument in writing signed by the parties hereto.

     8.4     Waiver .  At any time prior to the Effective Time, any party hereto
             ------
may (a) extend the time for the performance of any of the obligations or other acts of the other party hereto, (b) waive any inaccuracies in the representations and warranties of the other party contained herein or in any document delivered pursuant hereto and (c) waive compliance by the other party with any of the agreements or conditions contained herein. Any such extension or waiver will be valid only if set forth in an instrument in writing signed by the party or parties to be bound thereby.

     8.5     Expenses  .  All  expenses  incurred  by the parties hereto will be
             --------
borne solely and entirely by the party which has incurred such expenses, provided that any legal, accounting, investment banking or similar fees and
--------  ----
expenses of AV or any AV Subsidiary in connection with the Transaction shall be paid by Compaq.


                                   ARTICLE IX

                                  TAX MATTERS

     9.1     Preparation  and  Filing  of  Tax  Returns  .
             ------------------------------------------

          (a) Compaq shall prepare (or cause to be prepared) and timely file or cause to be timely filed (taking into account extensions) all Tax Returns with respect to any Pre-Closing Period that includes any of the Companies (including all Tax Returns filed on a consolidated, combined, or unitary basis). Compaq shall have sole discretion as to the positions in and with respect to any Tax Return described in the preceding sentence; provided, however, that such Tax Returns shall be prepared on a basis consistent with the past practices of Compaq, Digital, and the Companies, unless in the opinion of CMGI's counsel, reasonably satisfactory to Compaq, any position taken on such Tax Returns would be likely to subject any of the Companies to penalties. Compaq shall deliver
(or cause to be delivered) to CMGI a pro forma set of Tax Returns for each of the Pre-Closing Periods ending on the Closing Date at least twenty business days prior to the Due Date thereof.

          (b) CMGI shall prepare (or cause to be prepared) and timely file or cause to be filed (taking into account extensions) all Tax Returns of the Companies relating to any Post-Closing Period.

          (c) CMGI shall prepare (or cause to be prepared) and timely file or cause to be filed (taking into account extensions) all Tax Returns of the Companies with respect to any Straddle Period. Any Straddle Period Tax Return shall be prepared on a basis consistent with the last previous similar Tax Return. CMGI shall cause the Companies to provide Compaq with a copy of each such proposed Tax Return (and such additional information regarding such Tax Return as may reasonably be requested by Compaq) at least 25 days prior to the filing of such Tax Return, except that (i) in the case of a Tax Return relating to a monthly taxable period, the copy shall be provided to Compaq at least 5 days prior to the filing of such Tax Return and (ii) in the case of a Tax Return due within 90 days following the Closing Date, the copy shall be provided to Compaq in such shorter period of time prior to filing as CMGI shall reasonably determine to be practicable. CMGI shall permit Compaq to review and comment on each such Tax Returns and to recommend any changes, modifications, additions, or deletions to the extent they relate to a Pre-Closing Straddle Period, provided that such changes, modifications, additions, or deletions are consistent with past practice and that such reporting, in the opinion of CMGI's counsel, reasonably satisfactory to Compaq, would not be likely to subject any of the Companies to penalties; and provided, further, that Compaq's comments are received by CMGI at least five business days prior to the Due Date of the applicable Tax Return. If any dispute has not been resolved prior to the Due Date for filing of the Tax Return, the Tax Return shall be filed as originally proposed by CMGI, reflecting any items agreed to by the parties at such time. Compaq shall cause to be paid to CMGI the amount of Taxes relating to any Pre-Closing Straddle Period based on the Tax Returns filed.

     9.2     Payment  of  Taxes  .
             ------------------

          (a) Compaq shall cause to be paid in a timely manner to the appropriate Tax Authority all Taxes due with respect to Tax Returns which it is required to cause to be filed pursuant to Section 9.1(a). For all Taxes in respect of Straddle Periods for which CMGI is required to cause to be filed the applicable Tax Returns pursuant to Section 9.1(c), Compaq shall pay CMGI the amount of such Taxes relating to any Pre-Closing Straddle Period (as determined in accordance with Section 9.4(b)) at least five business days prior to the Due Date of the Tax Return reporting such Taxes.

          (b) CMGI shall cause to be paid in a timely manner to the appropriate Tax Authority all Taxes due in respect of any Tax for which it is required to cause to be filed a Tax Return pursuant to Sections 9.1(b) and 9.1(c).

     9.3     Tax  Indemnification  .
             --------------------

          (a) Indemnification by Compaq. Compaq shall indemnify CMGI in respect of, and hold CMGI harmless on an after-Tax basis, against (x) Taxes resulting from, relating to, or constituting a breach of any representation contained in Section 3.16 hereof, (y) the failure to perform any covenant or agreement set forth in this Article IX, and (z), without duplication, the following Taxes with respect to the Companies:

               (i) Any and all Taxes due and payable by any of the Companies for any Pre-Closing Period or any Pre-Closing Straddle Period; and

               (ii) Any liability of any of the Companies for Taxes of other entities whether pursuant to Treasury Regulation Section 1.1502-6 (or comparable or similar provisions under state, local or foreign law), as transferee or successor or pursuant to any contractual obligation for any Pre-Closing Period or any Pre-Closing Straddle Period.

The amounts specified in paragraphs (i) and (ii) shall be reduced (but not below zero) by the amount of any estimated Tax payments made on or before the Closing Date.

          (b) Indemnification by CMGI. CMGI shall indemnify Compaq in respect of, and hold Compaq harmless on an after-Tax basis, against (x) Taxes resulting from, relating to, or constituting a breach of any representation contained in Section 2.16 hereof, (y) the failure to perform any covenant or agreement set forth in this Article IX, and (z) any and all Taxes due and payable by the Companies for any Post-Closing Period or Post-Closing Straddle Period.

          (c) Transfer Taxes. Any sales, use, transfer, stamp, conveyance, value added, recording, registration, documentary, filing or other similar Taxes and fees, whether levied on CMGI, Compaq, any of the Companies or any of their respective Affiliates, resulting from this Agreement or the transactions contemplated hereby shall be shared equally by CMGI and Compaq.

          (d) Limitation on Indemnification. Notwithstanding anything to the contrary in this Agreement, (i) Compaq's indemnification obligation for Taxes resulting from, relating to or constituting a breach of, the representation contained in Section 3.16(e) hereof, shall not exceed $110 million plus interest thereon (compounded semi-annually at an annual rate of 10.5%) from the Closing through the date payment is made to CMGI pursuant to this Section 9.3, and (ii) the representation contained in Section 3.16(e) shall survive indefinitely.

     9.4     Allocation  of  Certain  Taxes  .
             ------------------------------

          (a) CMGI and Compaq agree that if any of the Companies is permitted but not required under applicable foreign, state or local Tax laws to treat the Closing Date as the last day of a taxable period, CMGI and Compaq shall treat such day as the last day of a taxable period.

          (b) Any Taxes for a Straddle Period with respect to the Companies shall be apportioned for purposes of Article IX between the Pre-Closing Straddle Period and the Post-Closing Straddle Period on the basis of an interim closing of the books, except that Taxes imposed on a periodic basis (such as real property Taxes) shall be allocated on a daily basis.

     9.5     Cooperation  on  Tax  Matters  .
             -----------------------------

          (a) CMGI and Compaq and their respective Affiliates shall cooperate in the preparation of all Tax Returns for any Tax periods for which one party could reasonably require the assistance of the other party in obtaining any necessary information. Such cooperation shall include, but not be limited to, furnishing the relevant portions of prior years' Tax Returns or return preparation packages illustrating previous reporting practices or containing historical information relevant to the preparation of such Tax Returns, and furnishing such other information within such party's possession requested by the party filing such Tax Returns as is relevant to their preparation. Such cooperation and information also shall include without limitation provision of powers of attorney for the purpose of signing Tax Returns and defending audits, promptly forwarding copies of appropriate notices and forms or other communications received from or sent to any Taxing Authority which relate to the Companies, and providing copies of the relevant portions of all relevant Tax Returns, together with accompanying schedules and related workpapers, documents relating to rulings or other determinations by any Taxing Authority and records concerning the ownership and tax basis of property, which the requested party may possess. Compaq shall make its employees and facilities available on a mutually convenient basis to provide explanation of any documents or information provided hereunder.

          (b) For a period of six (6) years after the Closing Date or such longer period as may be required by law, CMGI shall, and shall cause the Companies to, retain and not destroy or dispose of all Tax Returns (including supporting materials), books and records (including computer files) of, or with respect to the activities or Taxes of, such entities for all taxable periods ending (or deemed, pursuant to Section 9.4, to end) on or prior to the Closing Date to the extent CMGI, or any of the Companies received or had possession of such records on the Closing Date. Thereafter, CMGI shall not destroy or dispose of any such Returns, books or records unless it first offers such Returns, books and records to Compaq in writing and Compaq fails to accept such offer within sixty (60) days of its being made.

          (c) For a period of six (6) years after the Closing Date or such longer period as may be required by law, Compaq (or its Affiliates) shall retain and not destroy or dispose of all Tax Returns (including supporting materials), books and records (including computer files) of, or with respect to the activities or Taxes of, any of the Companies for all taxable periods ending (or deemed, pursuant to Section 9.4, to end) on or prior to the Closing Date to the extent Compaq did not deliver such records to CMGI or the Companies. Thereafter, Compaq shall not destroy or dispose of any such Tax Returns, books or records unless it first offers them to CMGI in writing and CMGI fails to accept such offer within sixty (60) days of its being made.

     9.6     Termination of Tax-Sharing Agreements .  All Tax sharing agreements
             -------------------------------------
or similar arrangements with respect to or involving any of the Companies shall be terminated prior to the Closing Date and, after the Closing Date, the Companies shall not be bound thereby or have any liability thereunder.

     9.7     Certain  Tax  Elections  .  To  the  maximum  extent  permitted  by
             -----------------------
applicable law, neither CMGI nor any of its Affiliates will carry back to any taxable period of Compaq or any of its Subsidiaries or Affiliates any loss, credit or deduction incurred or generated in, or attributable to any period commencing after the Closing Date that would affect any Tax Return or Tax of Compaq or any of its Subsidiaries or Affiliates, and CMGI agrees to make or exercise, or cause to be made or exercised, any and all necessary or permitted elections (including elections pursuant to Section 172(b)(3)(C) of the Code) available under applicable law to avoid any such carryback.

     9.8     Tax  Claims  .
             -----------

          (a) Compaq shall have exclusive control over Tax Claims for which Compaq is liable pursuant to Section 9.1(a).

          (b) CMGI and Compaq shall jointly have control (at each party's own expense) over Tax Claims that relate to any Straddle Period. Neither party may settle, concede or make any concession without the other party's written consent.

          (c)     CMGI  shall  have exclusive control over all other Tax Claims.

          (d) The party controlling a Tax Claim pursuant to this Section 9.8 shall have the sole right to contest, litigate and Dispose of such Tax Claim and to employ counsel of its choice at its sole expense.

          (e) CMGI or Compaq, as the case may be, shall promptly notify the other party in writing of any Tax Claim that may reasonably be likely to result in liability of the other party under this Agreement; provided, however, that the failure to provide such notice shall not diminish the indemnifying party's obligation hereunder except to the extent such failure actually prejudices the indemnifying party's position as a result thereof. With respect to any such Tax Claim, the party not controlling such Tax Claim shall (i) not make any submission to any Tax Authority without offering the other party the opportunity to review such submission, (ii) not take any action or make (or purport to make) any representations in connection with such Tax Claim with respect to issues affecting the other party's indemnity hereunder, (iii) keep the other party informed as to any information that it receives regarding the progress of such Tax Claim, (iv) provide the other party with any information that it receives regarding the nature and amounts of any proposed Disposition of the Tax Claim, (v) permit the other party to participate in all conferences, meetings or proceedings with any Tax Authority in which the indemnified Tax Claim is or may be a subject, solely to the extent such conference, meeting, or proceedings relate to the Tax Claim, and (vi) notify the other party of all court appearances in which the indemnified Tax Claim is or may be a subject. With respect to any Tax Claim relating to a Pre-Closing Period for which Compaq is liable pursuant to this Agreement, CMGI shall cause to be filed submissions at Compaq's direction or cause to be appointed Compaq or its authorized representatives as additional authorized representatives entitled to communicate fully with the Internal Revenue Service solely with respect to such Tax Claim.

     9.9     Refunds  .  Compaq  shall be entitled to any refund of Taxes of any
             -------
of the Companies attributable to any Pre-Closing Period and any Pre-Closing Straddle Period. If CMGI, any of the Companies, or any of their Affiliates receives any refund of Tax to which Compaq is entitled pursuant to this Section 9.9, CMGI shall promptly notify Compaq and shall pay the amount of any such refund promptly after the receipt of such refund. If Compaq, or any of its Affiliates, received any refund of Tax to which CMGI is entitled pursuant to this Section 9.9, Compaq shall promptly notify CMGI and shall pay the amount of any such refund promptly after the receipt of such refund.

     9.10     Treatment of the Contributions .  Each of the parties hereto shall
              ------------------------------
treat  the contributions referenced in Section 1.2 as a transaction described in
Section 351 of the Code for all tax purposes, and shall take no position inconsistent therewith in any Tax Return, any proceeding before any Governmental Entity , Taxing Authority or otherwise. The parties will promptly notify each other of any audits, examinations, actions, or proceedings by any Taxing Authority regarding the transactions contemplated or referred to herein.

     9.11     Allocation  of  Considerations  .  The  parties  will allocate the
              ------------------------------
consideration referenced in Article I in accordance with the fair market value of the assets, as determined mutually by CMGI and Compaq.

     9.12     Tax Disputes .  If the parties disagree as to the calculation of a
              ------------
Tax or the amount of any payment to be made under this Agreement or disagree as to the application or interpretation of any provision under this Article IX, the parties shall cooperate in good faith to resolve any such dispute, and any agreed-upon amount shall be paid to the appropriate party. If the parties are unable to resolve any such dispute within fifteen business days thereafter, such dispute shall be resolved by an internationally recognized accounting firm acceptable to both CMGI and Compaq. The decision of such firm shall be final and binding. The fees and expenses incurred in connection with such decision shall be shared by CMGI and Compaq in accordance with the final allocation of the Tax liability in dispute. Following the decision of such accounting firm, the parties shall each take (or cause to be taken) any action that is necessary or appropriate to implement such decision, including, without limitation, the filing of amended Tax Returns and the prompt payment of underpayments or overpayment, with interest calculated on such underpayments or overpayment at the prime rate from the date such payment was due.

     9.13     Adjustment  to Consideration .  Any payments made pursuant to this
              ----------------------------
Article IX shall be treated as an adjustment to the consideration payable under this Agreement for all Tax purposes.


                                   ARTICLE X

                         DEFINITIONS AND INTERPRETATION

     10.1     Certain  Definitions  .  For purposes of this Agreement, except as
              --------------------
otherwise  provided  or  unless  the  context  clearly  requires  otherwise:

     "Acquisition Shares" shall mean the shares of CMGI Common Stock received by Compaq and/or Digital pursuant to the Transaction.

     "AV Business" shall mean the business of Compaq's AltaVista division, including without limitation, SDC, ZIP2 and AV, and future business operations contemplated with respect to such business.

     "AV Material Adverse Effect" shall mean a material adverse effect on the business, operations, condition (financial or otherwise) or results of operations of the AV Business, other than any such effect arising out of, attributable to or resulting from (i) any change in conditions in U.S., European or Asian economies (including in currency exchange rates), (ii) any change in conditions affecting the industries in which the AV Business operates, and (iii) the effect of the public announcement of the pendency of the Transaction.

     "AV  Shares"  shall  mean  shares  of  Newco  Common  Stock.

     "AV Subsidiary" shall mean a Subsidiary of Compaq or Digital which is part of the AV Business, including without limitation, ZIP2, SDC, Zip2 Bay Area, Inc. and Shopping.com Europe B.V.

     "CDAS"  shall  mean  Compaq,  Digital,  AV  and  the  AV  Subsidiaries.

     "CMGI Disclosure Schedule" shall mean the disclosure schedule prepared by CMGI and delivered to Compaq concurrently with the execution of this Agreement.

     "CMGI Material Adverse Effect" shall mean a material adverse effect on the business, operations, condition (financial or otherwise) or results of operations of CMGI and the CMGI Subsidiaries taken as a whole, other than any such effect arising out of; attributable to or resulting from (i) any change in conditions in U.S., European or Asian economies (including in currency exchange rates), (ii) any change in conditions affecting the industries in which CMGI and its Subsidiaries operate, and (iii) the effect of the public announcement of the pendency of the Transaction; provided, however, that a failure by CMGI to meet
                               --------  -------
the revenue or earning predictions of equity analysts or a decline in the market price of the CMGI Common Stock, shall not be deemed by itself to constitute a CMGI Material Adverse Effect but the underlying causes of such failure relating to the business of CMGI or decline may be considered in determining whether a CMGI Material Adverse Effect occurred.

     "Code"  means  the  Internal  Revenue  Code  of  1986,  as  amended.

     "Companies"  shall  mean  AV,  SDC,  ZIP2  and  all  of their Subsidiaries.

     "Compaq Disclosure Schedule" shall mean the disclosure schedule prepared by Compaq and delivered to CMGI concurrently with the execution of this Agreement.

     "Compaq Group" means the affiliated, consolidated, combined or unitary group of which Compaq is the common parent.

     "Confidentiality Agreement" shall mean a letter agreement between Compaq and CMGI entered into in connection with the matters contemplated hereby.

     "Consent" shall mean any consent, registration, approval, authorization, waiver or similar affirmation by or of; or filing with or notification to, a Person pursuant to any Contract, Law, Order or Permit (as such terms are defined below).

     "Contract" shall mean any written or oral agreement, arrangement, commitment, contract, indenture, instrument, lease, license or other obligation of any kind or character, that is binding on any Person or its capital stock, properties or business.

     "Dispose" (and with correlative meaning, "Disposition") shall mean pay, discharge, settle or otherwise dispose.

     "Due Date" shall mean, with respect to any Tax Return or payment, the date on which such Tax Return is due to be filed with or such payment is due to be made to the appropriate Tax Authority pursuant to applicable law, giving effect to any applicable extensions of the time for such filing or payment.

     "Exchange  Act" shall mean the Securities Exchange Act of 1934, as amended.

     "Governmental Entity" shall mean a court, arbitral tribunal, administrative agency or commission or other governmental or other regulatory authority or agency.

     "Knowledge" - an individual will be deemed to have "knowledge" of a particular fact or other matter if such individual is actually aware of such fact or other matter. An entity (other than an individual) will be deemed to have "Knowledge" of a particular fact or other matter if any individual who is currently serving as an executive officer of such entity (or if the entity is one of CDAS, an executive officer of any of CDAS with respect to the AV
Business)  has  Knowledge  of  such  fact  or  other  matter.

     "Law" shall mean any federal, state, local or foreign law, statute, ordinance, rule, regulation, order, judgment or decree, administrative or judicial decision, and any other executive or legislative proclamation.

     "Lien" shall mean any mortgage, pledge, security interest, attachment, encumbrance, lien or charge of any kind (including any agreement to give any of the foregoing) or right of others of whatever nature; provided, however, that
                                                         --------  -------
the term "Lien" shall not include (i) statutory liens for Taxes, which are not yet due and payable or are being contested in good faith by appropriate proceedings, (ii) statutory or common law liens to secure landlords, lessors or renters under leases or rental agreements confined to the premises rented, (iii) deposits or pledges made in connection with, or to secure payment of; worker's compensation, unemployment insurance, old age pension or other social security programs mandated under applicable Laws, (iv) statutory or common law liens in favor of carriers, warehousemen, mechanics and materialman, to secure claims for labor, materials or supplies and other like liens, and (v) restrictions on transfer of securities imposed by applicable state and federal securities Laws.

     "Litigation" shall mean any action, arbitration, cause of action, claim, complaint, criminal prosecution, demand letter, governmental or other administrative or other proceeding, whether at law or at equity, before or by any federal, state or foreign court, tribunal, or agency or before any arbitrator.

     "Order" shall mean any administrative decision or award, decree, injunction, judgment, order, quasi-judicial decision or award, ruling, or writ of any federal, state, local or foreign or other Governmental Entity.

     "Organizational Documents" shall mean (a) the articles or certificate of incorporation and the by-laws of a corporation or other equivalent organizational documents; (b)the partnership agreement and any statement of partnership of a general partnership; (c) the limited partnership agreement and the certificate of limited partnership; (d) any charter or similar document adopted or filed in connection with the creation, formation, or organization of a Person, and (e) any amendment to any of the foregoing.

     "Permit" shall mean any federal, state, local or foreign governmental approval, authorization, certificate, license, permit or exemption to which any Person is a party or that is or may be binding upon or inure to the benefit of any Person or its securities, properties or business.

     "Person" shall mean any individual, corporation, limited liability company, partnership, joint venture, trust, association, Organization, Governmental Entity or other entity.

     "Post-Closing Period" shall mean any taxable period beginning after the Closing Date.
     "Post-Closing Straddle Period" shall mean with respect to a Straddle Period, that portion of such Straddle Period that begins on the day immediately following the Closing Date.

     "Pre-Closing Period" shall mean any taxable period that ends on or prior to the Closing Date.

     "Pre-Closing Straddle Period" shall mean with respect to a Straddle Period, that portion of such Straddle Period ending on and including the Closing Date.

     "Securities  Act"  shall  mean  the  Securities  Act  of  1933, as amended.

     "Straddle Period" shall mean any taxable period that begins before and ends after the Closing Date.

     "Subsidiary" with respect to any party shall mean any corporation, limited liability company, partnership, or other business association or entity, at least a majority of the voting securities or economic interests of which is directly or indirectly owned or controlled by such party or by any one or more of its Subsidiaries.

     "Tax Authority" shall mean the Internal Revenue Service and any other state, local or foreign governmental authority responsible for the administration of Taxes.

     "Tax Claim" shall mean a notice of deficiency, proposed adjustment, assessment, audit, examination, suit, dispute or other claim with respect to Taxes or a Tax Return.

     "Tax Returns" will mean any declaration, return, report, schedule, certificate, statement or other similar document (including relating or supporting information) required to be filed with a Governmental Entity, or where none is required to be filed with a Governmental Entity, the statement or other document issued by a Governmental Entity in connection with any Tax, including, without limitation, any information return, claim for refund, amended return or declaration of estimated Tax.

     "Taxes" will mean any and all federal, state, local, foreign, provincial, territorial or other taxes, imposts, tariffs, fees, levies or other similar assessments or liabilities and other charges of any kind, including income taxes, ad valorem taxes, excise taxes, withholding taxes, stamp taxes or other taxes of or with respect to gross receipts, premiums, real property, personal property, windfall profits, sales, use, transfers, licensing, employment, social security, workers' compensation, unemployment, payroll and franchises imposed by or under any Law; and such terms will include any interest, fines, penalties, assessments or additions to tax resulting from, attributable to or incurred in connection with any such tax or any contest or dispute thereof.

     "Transaction"  shall  mean  the  transactions  described in Section 1.1 and
Section  1.2,  and  the  Merger.

     "Venture  Fund"  means  any  venture  capital  fund  controlled  by  CMGI.

     10.2     Interpretation  .
              --------------

          (a) When a reference is made in this Agreement to a section or article, such reference shall be to a section or article of this Agreement unless otherwise clearly indicated to the contrary.

          (b) Whenever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation."

          (c) The words "hereof", "herein" and "herewith" and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement, and article, section, paragraph, exhibit and schedule references are to the articles, sections, paragraphs, exhibits and schedules of this Agreement unless otherwise specified.

          (d) The plural of any defined term shall have a meaning correlative to such defined term, and words denoting any gender shall include all genders. Where a word or phrase is defined herein, each of its other grammatical forms shall have a corresponding meaning.

          (e) A reference to any party to this Agreement or any other agreement or document shall include such party's successors and permitted assigns.

          (f) A reference to any legislation or to any provision of any legislation shall include any amendment, modification or re-enactment thereof; any legislative provision substituted therefor and all regulations and statutory instruments issued thereunder or pursuant thereto.

          (g) The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

                                   ARTICLE XI

                              GENERAL PROVISIONS

     11.1     Survival  of Representations .  The representations and warranties
              ----------------------------
in this Agreement shall survive the Effective Time for a period of 24 months. This Section 11.1 shall not limit any covenant or agreement of the parties which by its terms shall survive the Effective Time.

     11.2     Notices  .  Any  notice, request, instruction or other document to
              -------
be given hereunder by any party to another party shall be in writing and shall be deemed given when delivered personally, upon receipt of a transmission confirmation (with a confirming copy sent by overnight courier) if sent by facsimile or like transmission, and on the next business day when sent by Federal Express, United Parcel Service, Express Mail, or other reputable overnight courier, to the party at the following addresses (or such other addresses for a party as shall be specified by like notice):

          (a)     If  to  Compaq,  Digital  or  AV:

               Compaq  Computer  Corporation
               20555  State  Highway  2-19
               Houston,  Texas  77070
               Attention:          General  Counsel
               Facsimile:          (978)  493-4222

               With  a  copy  to:

               Skadden,  Arps,  Slate,  Meagher  &  Flom  LLP
               One  Beacon  Street
               Boston,  Massachusetts  02108
               Attention:          Louis  A.  Goodman,  Esq.
               Facsimile:          (617)  573-4822

and

               AltaVista  Company
               529  Bryant  Street
               Palo  Alto,  California  94311
               Attention:          General  Counsel
               Facsimile:          (650)  617-3526

          (b)     If  to  CMGI  or  Newco,  to:

               CMGI,  Inc.
               100  Brickstone  Square
               Andover,  Massachusetts  01810
               Attention:          William  Williams  II,  Esq.
               Facsimile:          (978)  684-3601

     With  a  copy  to:

               Hale  and  Dorr  LLP
               60  State  Street
               Boston,  Massachusetts  02109
               Attention:          Mark  G.  Borden,  Esq.
               Facsimile:          (617)  526-5000

     11.3     Entire Agreement No Assignment Governing Law .  This Agreement (a)
              --------------------------------------------
constitutes the entire agreement and supersedes all other agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof; (b) shall not be assigned by any party (by operation of law or otherwise) without the prior written consent of the other parties, and
(c) shall be governed by and be construed in accordance with the laws of the State of Delaware without giving effect to the principles of conflicts of laws thereof.

     11.4     Parties  in  Interest  .  This Agreement shall be binding upon and
              ---------------------
inure solely to the benefit of each party hereto and their respective successors and assigns, and nothing in this Agreement, express or implied, is intended to confer upon any other person any rights or remedies of any nature whatsoever under or by reason of this Agreement.

     11.5     Counterparts  .  This  Agreement  may be executed in any number of
              ------------
counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which together shall constitute one and the same instrument.

     11.6     Headings  .  The  section  and  other  headings  contained in this
              --------
Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     11.7     Severability  .  In  case  any  term,  provision,  covenant  or
              ------------
restriction contained in this Agreement is held to be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining terms, provisions, covenants or restrictions contained herein, and of such term, provision, covenant or restriction in any other jurisdiction, shall not in any way be affected or impaired thereby.


                   END OF AGREEMENT EXCEPT FOR SIGNATURE PAGE

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                              CMGI,  INC.


                              By:  /s/  David  S.  Wetherell
                                 ---------------------------
                                   David  S.  Wetherell
                                   Chairman  of  the  Board,  President  and
                                   Chief  Executive  Officer


                              COMPAQ  COMPUTER  CORPORATION

                              By:  /s/  William  Strecker
                                 ------------------------



                              DIGITAL  EQUIPMENT  CORPORATION

                              By:  /s/  William  Strecker
                                 ------------------------



                              ALTAVISTA  COMPANY


                              By:  /s/  Rodney  Schrock
                                 ----------------------



                              ZOOM  NEWCO  INC.


                              By:  /s/  William  Williams  II
                                 ----------------------------
                                   William  Williams  II
                                   Vice  President






              signature page to purchase and contribution agreement

                                                                       EXHIBIT A

                                 TERM SHEET FOR
                          $220,000,000 THREE YEAR NOTE
                          ----------------------------

                              SUMMARY OF NOTE TERMS


Maker:              CMGI,  Inc.,  a  Delaware  corporation  (the "Corporation")

Title:              $220,000,000  Three  Year  Note  (the  "Note")

Principal  Amount:  $220,000,000

Term:               3  years

Interest  Rate:     Annual rate of 10.5% on  outstanding  principal,  compounded semiannually on the basis of a 360 day year.

Interest  Payments: The holder of the Note is  entitled  to  interest  payments, payable semiannually in arrears from the date of making, at the applicable interest rate. Interest is payable at the option of the Corporation in cash, marketable securities or common stock of the Corporation.

Non-cash
Payments:           The  valuation  of interest or  principal  payments  made in common stock of the Corporation or in marketable  securities shall be determined  using the average closing trading price
                    for  the  respective   security  for  the  10  trading  days
                    immediately subsequent to such non-cash payment. Any shares of common stock or marketable securities constituting an interest or principal payment are to be freely tradeable.

Principal Payments: Principal  must  be  paid  in  full  upon  Note  expiration;
                    principal may be prepaid, either in whole or in part, without penalty. Principal is payable at the option of the Corporation in cash, marketable securities or common stock
                    of  the   Corporation.

Ranking:            The Note will not be subordinated.

Default: If any interest payment is not made in full amount or when due (subject to cure within ten business days from the date of scheduled payment), the applicable interest rate will increase by 3% and at the sole option of the Holder, the term will accelerate so that all outstanding principal and interest will become payable in full immediately.

                                                                       EXHIBIT B

                                 TERM SHEET FOR
                            SERIES D PREFERRED STOCK
                            ------------------------

                        SUMMARY OF PREFERRED STOCK TERMS


Issuer:                   CMGI,  Inc.,  a  Delaware  corporation  (the
                          "Corporation")

Title:                    Series  D  Preferred  Stock  ("Preferred Shares")

Stated  Value:            $180,000,000  in  the  aggregate

Par  Value:               $.01  per  share

Number  of  Shares
Issued:                   18,090.45

Return  Rate:

     Annual rate of 11.0% of the stated value per share for the first six months after issuance; 14.0% thereafter, increasing by an additional 50 basis points for every subsequent six month period, to a maximum annual rate of 16.0%.

Record  Date:

     One business day prior to the scheduled quarterly dividend payment date.

Dividends:

     Each holder of a Preferred Share is entitled to cumulative dividends, payable quarterly from the date of issuance, at the applicable return rate plus any dividend paid on the common stock, through the date of conversion. No quarterly dividends will accrue or be payable for the first six months after issuance in the event that the conversion occurs prior to the second record date. The dividends are payable at the option of the Corporation in cash, marketable securities or common stock of the Corporation.

Non-cash
Dividends:

     The valuation of dividends of common stock of the Corporation or of marketable securities shall be determined using the average closing trading prices for the respective security for the 10 trading days immediately subsequent to the payment of such non-cash dividends. Any shares of common stock or marketable securities constituting a dividend are to be freely tradeable.

Ranking:

     The Preferred Shares will rank junior to Series B Convertible Preferred Stock and Series C Convertible Preferred Stock; senior to common stock; at least pari passu with any other class or series of capital stock thereafter created, in each case as to distribution of assets upon voluntary or involuntary liquidation or dissolution.

Voting:

     Holders of Preferred Shares are entitled to one vote per Preferred Share on all matters submitted to stockholders for a vote. A majority vote of the holders of the Preferred Shares, voting as a separate series, is required to (1) redeem or purchase any Preferred Shares, (2) issue any equity security senior to or on a parity with the Preferred Shares (including additional issuances of Preferred Shares), (3) approve any sale or transfer of all or substantially all of the assets of the Company or any subsidiary, or any consolidation or merger involving the Company or any subsidiary, or any recapitalization, dissolution or liquidation of the Company (other than the merger of AltaVista into Zoom Newco), and (4) amend the charter of the Company to change the seniority rights, liquidation preferences, dividend and conversion rights of the Preferred Shares.

Liquidation  Preference:

     Upon voluntary or involuntary liquidation or dissolution, the stated value per share plus accrued and unpaid dividends and the ratable distribution, if any, made in respect of the common stock. Certain events, including a consolidation or merger with the original shareholders retaining 50% or less of the voting power, or a sale of all or substantially all of the assets of the Corporation, are deemed a liquidation.

Mandatory Redemption:

     Seven years after the initial issuance of the Preferred Shares, the Corporation must redeem all of the Preferred Shares outstanding, at a redemption price of the stated value per share, plus accrued and unpaid dividends.

Automatic Conversion:

     In the event that the stockholders of the Corporation shall at any meeting of stockholders approve, by a majority of votes cast and in accordance with law and the rules and regulations applicable to the Corporation's securities, the conversion of the Preferred Shares, the Preferred Shares automatically will be converted into an aggregate of 1,809,045 shares of common stock, which is the number of shares of common stock calculated by dividing the aggregate stated value of the Preferred Shares by a price of $99.50 per share of common stock, subject to customary adjustments for stock splits and similar events.

                                                                       EXHIBIT C


[*] Confidential treatment has been requested for certain portions of this document. Such portions have been redacted and marked with a [*]. The non-redacted version of this document has been sent to the Securities and Exchange Commission pursuant to an application for confidential treatment.




                              ASSIGNMENT AGREEMENT
                                  BY AND AMONG
                          COMPAQ COMPUTER CORPORATION,
                          DIGITAL EQUIPMENT CORPORATION
                                       AND
                                 ZOOM NEWCO INC.


     ASSIGNMENT AGREEMENT (the "AGREEMENT") dated as of ________, 1999, (the "Effective Date") by and among Compaq Computer Corporation, a Delaware corporation ("COMPAQ"), Digital Equipment Corporation, a Massachusetts corporation and a wholly-owned subsidiary of Compaq ("DIGITAL") and Zoom Newco Inc., a Delaware corporation ("NEWCO").

     WHEREAS, Compaq, through a wholly-owned subsidiary, currently owns a World Wide Web site with the URL www.altavista.com that provides, among other things, Internet search and navigation functionality;

     WHEREAS, Newco intends to own and operate a premier e-commerce/e-service and information hub World Wide Web platform using the technology of the AltaVista Business (as defined below), provided by Compaq;

     WHEREAS, Compaq and Digital agree, as appropriate, to contribute, transfer, assign or license or cause its Affiliates to contribute, transfer, assign or license the rights and assets contemplated by this Agreement and the attached Schedules (the "CONTRIBUTION"), to Newco for the operation of the AltaVista Platform;

     NOW THEREFORE, in consideration of the premises, the mutual agreements and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.     DEFINITIONS.

The  following  definitions  shall  apply  throughout  this Agreement:

     1.1 "AFFILIATE" shall mean, with respect to any specified Person, any other Person that directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such specified Person.

     1.2     "AGREEMENT"  shall  have  the  meaning  set  forth in the preamble.

     1.3 "ALTAVISTA" shall mean AltaVista Company, a Delaware corporation and wholly-owned subsidiary of Digital.

     1.4 "ALTAVISTA BUSINESS" shall mean the business operations for Compaq's AltaVista division as of June 29, 1999, including without limitation, AltaVista, Zip2 and SDC, and future business operations contemplated, in a written development plan, as of June 29, 1999 and implemented within twelve (12) months of such date.

     1.5     "ALTAVISTA  DOMAIN  NAMES"  shall  have  the  meaning  set forth in
Section  2.1.2(d).

     1.6     "ALTAVISTA  MARKS"  shall  have  the  meaning  set forth in Section
2.1.2(a).

     1.7 "ALTAVISTA PATENT" shall mean a patent that has been assigned to Newco hereunder.

     1.8 "ALTAVISTA PLATFORM" shall mean a Web site operated by or for AltaVista that includes any or all of search and navigation functionality, directories, indices, content aggregation channeling, e-commerce and e-services, and the software implementing the foregoing.

     1.9 "ALTAVISTA SHARES" shall mean the issued and outstanding shares of common stock of AltaVista, par value $0.01 per share.

     1.10 "ASSIGNED INTELLECTUAL PROPERTY" shall have the meaning set forth in Section 2.1.2.

     1.11     "ASSUMED  LIABILITIES" shall have the meaning set forth in Section
2.1.8.

     1.12     "CODE"  shall  mean the Internal Revenue Code of 1986, as amended.

     1.13     "COMPAQ"  shall  have  the  meaning  set  forth  in  the preamble.

     1.14 "COMPAQ'S AREA OF BUSINESS" shall mean all business segments in which Compaq sells goods or services during the applicable period, including but not limited to all customer segments to whom Compaq sells such goods or services.

     1.15     "COMPAQ PROPERTY" shall have the meaning set forth in Section 5.1.

     1.16 "COMPAQ RESERVED RIGHTS" shall mean a royalty-free, non-exclusive, worldwide, perpetual and irrevocable right for Compaq to use, make, have made, sell, copy, modify, display, distribute, prepare derivative works of, sublicense, or otherwise exploit in any manner the Assigned Intellectual Property (other than the AltaVista Marks, except as provided in Article 6), provided, however, that the Compaq Reserved Rights shall not include the right
    ----
for Compaq to sublicense its rights in any Assigned Intellectual Property assigned to Newco hereunder other than (i) in connection with products and services of Compaq distributed or provided to end users or distributors in the ordinary course of business or (ii) as part of a derivative work created by or on behalf of Compaq, and provided further, that Compaq may not grant a
                              --------  -------
sublicense to any AltaVista Patent as part of any cross-license of substantially the entire portfolio of Compaq or Digital patents. The foregoing rights shall not be transferable, other than to Affiliates of Compaq, except in connection with the sale of all or substantially all of Compaq's assets, whether by merger, asset purchase, or otherwise.

     1.17     "DIGITAL"  shall  have  the  meaning  set  forth  in the preamble.

     1.18     "GOVERNMENTAL  ENTITY" shall have the meaning set forth in Section
4.1

     1.19     "INDEMNIFIED  PARTY"  shall  have the meaning set forth in Section
10.3.

     1.20     "INDEMNIFYING  PARTY"  shall have the meaning set forth in Section
10.3.

     1.21     "CONTRIBUTION"  shall  have the meaning set forth in the preamble.

     1.22 "INTELLECTUAL PROPERTY" shall mean all trademarks, service marks, trade names, Internet domain names, designs, logos, slogans and general intangibles of like nature, together with goodwill, patents, copyrights (including registrations and applications for each of the foregoing); inventions (both patentable and not patentable); computer programs, including any and all software implementations of algorithms, models and methodologies in both source code and object code form, all documentation, including user manuals and training materials, related to any of the foregoing; confidential information, technology, know-how, processes, formulae, algorithms, models and methodologies.

     1.23 "MARKS" shall mean trademarks, service marks, Internet domain names, trade names, logos and designs, together with applications and registrations of the foregoing.

     1.24     "NEWCO"  shall  have  the  meaning  set  forth  in  the  preamble.


     1.25 "PERSON" shall mean any individual, bank, partnership, firm, corporation, limited liability company, association, trust, or any other entity or organization.

     1.26 "RETAINED INTELLECTUAL PROPERTY" shall have the meaning set forth in Section 2.1.7.

     1.27 "RETAINED LIABILITIES" shall have the meaning set forth in Section 2.1.8.

     1.28     "SDC"  shall  mean  Shopping.com,  a  California  corporation.

     1.29     "THIRD  PERSON  ASSERTION"  shall  have  the  meaning set forth in
Section  10.3.

1.30     "ZIP2"  shall  mean  Zip2  Corporation,  a  California  corporation.


2.     DELIVERIES

     2.1     Deliveries  of  Compaq  and  Digital.
             ------------------------------------

          2.1.1 Digital and Compaq hereby transfer and deliver the shares of stock listed on Schedule A to Newco.
                   -----------

          2.1.2  Intellectual  Property.  Subject to the Compaq Reserved Rights,
                 ----------------------
Compaq itself, or through its Affiliates, hereby assigns, transfers, and delivers to Newco, and Newco hereby accepts all of Compaq's and its Affiliates' right, title, and interest in and to the intellectual property listed below (the "ASSIGNED INTELLECTUAL PROPERTY"), including without limitation, (w) all rights of priority under international agreements to which the United States adheres;
(x) the rights to enforce the Assigned Intellectual Property; (y) all income, royalties, damages, claims, and payments now or hereafter due or payable with respect thereto, and all rights corresponding thereto throughout the world; and
(z) (subject to Section 2.1.8) all of Compaq's and its Affiliates' obligations under any existing license agreements.

          (a) All Marks used primarily in the AltaVista Business including but not limited to those set forth on Schedule 2.1.2(a) (the "ALTAVISTA MARKS"), together with the goodwill connected with the use of and symbolized by the AltaVista Marks, and all renewals thereof, and all intent-to-use applications for the AltaVista Marks, together with the portion of the AltaVista Business to which such Marks apply;

          (b) All copyrights used primarily in the AltaVista Business and known by AltaVista as of June 29, 1999, including but not limited to those set forth on Schedule 2.1.2(b), and all renewals thereof, as determined pursuant to the Letter Agreement by and among Compaq, Digital, Newco, CMGI, Inc. and AltaVista dated as of [ ] (hereinafter, the "Letter Agreement");

          (c) (i) The patents and patent applications, and the inventions described therein, set forth on Schedule 2.1.2(c), and all patent applications entitled to claim priority thereof (including, but not limited to continuations, continuations-in-part, continued prosecution applications, divisions, reissues, and reexaminations and all foreign counterparts thereof); (ii) certain inventions as set forth on Schedule 2.1.2(c); and (iii) any additional patents and patent applications agreed upon pursuant to the Letter Agreement;

          (d) All Internet domain names used primarily in the AltaVista Business including but not limited to those set forth on Schedule 2.1.1(d) (the "ALTAVISTA DOMAIN NAMES"); and

          (e) All technology, software (including but not limited to source code, object code, content, supporting documentation and other data), know-how, trade secrets, methods, algorithms and formulae used primarily in the AltaVista Business and known by AltaVista as of June 29, 1999;

          (f) All Intellectual Property developed by employees of AltaVista between June 29, 1999 and the Effective Date.

          2.1.3  [RESERVED]

          2.1.4  Third-Party  Agreements.  To the extent permissible under their
                 -----------------------
terms, Compaq, itself or through its Affiliates, hereby assigns, transfers, and delivers to Newco, Compaq's and its Affiliates' rights in the third-party agreements used primarily in the AltaVista Business, including without limitation those third-party agreements listed on Schedule 2.1.4. In the event such agreements cannot be assigned, Compaq shall use commercially reasonable efforts to assign the rights thereunder to Newco. If Compaq is not able to obtain the right to assign such agreements to Newco despite the use of commercially reasonable efforts, Compaq shall use commercially reasonable efforts to sublicense the rights thereunder to Newco. Compaq and Newco shall split equally any fees imposed by the party to each such agreement with respect to such assignment or sublicense. In the event that there are any third party agreements used (other than primarily used) in the AltaVista Business and also used in Compaq's Area of Business, such agreements shall not be assigned, but Compaq shall either: (i) sublicense the rights to Newco, if so permitted under the Agreement; or (ii) use commercially reasonable efforts to obtain from the applicable vendor the right for Newco to be included in such agreement(s) until the conclusion of their then current term(s). Compaq shall have no obligation to pay any fees to secure such rights for Newco.

          2.1.5  Hardware, Equipment and Real Estate.  Compaq, itself or through
                 -----------------------------------
its Affiliates, hereby assigns, transfers, and delivers to Newco, all of Compaq's and its Affiliates' right, title, and interest in and to the hardware and equipment (including any third-party software contained thereon to the extent assignable) and real estate (including leases) used exclusively in the AltaVista Business, including without limitation the hardware, equipment and real estate listed on Schedule 2.1.5, provided that the transfer to Newco of any
                                      --------
item of hardware or equipment hereunder (i) shall not be deemed to transfer any ownership rights with respect to Intellectual Property included therewith or incorporated therein and (ii) shall be subject to Compaq's or the relevant Compaq Affiliate's standard terms and conditions of sale for such item. The parties will work together in good faith to determine whether hardware and equipment (including any software contained thereon to the extent assignable) used primarily in the AltaVista Business should be transferred to Newco. The parties will agree in good faith on an orderly transition, including an equitable allocation of costs, with respect to any hardware and equipment used in the AltaVista Business and not transferred to Newco hereunder.

          2.1.6  Third  Party  Consents.   If  any  transfer  or  assignment  by
                 ----------------------
Compaq, or any assumption by Newco, of any interest in, or liability, obligation or commitment under, any asset requires the consent of a third party, then such assignment or assumption is hereby made subject to such consent being obtained, and Compaq shall use commercially reasonable efforts to obtain such consents.

          2.1.7  License  from  Compaq  to  Newco.  Subject  to  the  terms  and
                 --------------------------------
conditions of this Agreement, Compaq, itself or through its Affiliates, hereby grants to Newco a royalty-free, non-exclusive, non-transferable, worldwide, perpetual and irrevocable license and right to use, make, have made, sell, copy, modify, display, distribute, prepare derivative works of, or otherwise exploit the Intellectual Property existing as of the Effective Date, and that is currently used or currently planned (as of June 29, 1999) to be used in the
AltaVista Business (other than the Assigned Intellectual Property) (the "RETAINED INTELLECTUAL PROPERTY") and known as of June 29, 1999 by AltaVista, provided that the foregoing rights may be exploited solely in connection with
--------
the operation of the AltaVista Platform. For purposes of this Section 2.1.7, "currently planned" means there is recorded, tangible documentation of a development plan to use such Intellectual Property and the plan is implemented within 12 months of June 29, 1999. Newco shall have the right to sublicense the Retained Intellectual Property solely as part of the AltaVista Platform, whether or not that Platform is incorporated into a Newco product or service. The foregoing rights shall not be transferable, other than to Affiliates of Newco, except in connection with the sale of all or substantially all of Newco's assets, whether by merger, asset purchase or otherwise. Notwithstanding anything in this Agreement to the contrary, Newco's use of any software owned by Compaq or an Affiliate and licensed to Newco hereunder that is commercially available or currently planned for commercial release shall be subject to Compaq's standard terms and conditions for such software, except that Newco will not be required to pay any fees in connection with its use of such software in connection with the AltaVista Business.

          2.1.8  Liabilities.  Compaq shall retain (i) all pending or threatened
                 -----------
causes of action, claims and demands relating to the AltaVista Business and Compaq that arose prior to the Effective Date and all future claims relating to the subject matter of such pending or threatened litigation including without limitation relating to Shopping.com, Inc. (collectively, "LITIGATION") and (ii) fees and expenses related to transactions between CMGI Inc. and Compaq, any proposed spinoff transaction of assets to Newco by Compaq, any acquisition by Compaq relating to the AltaVista Business, and any proposed initial public offering (the foregoing subsections (i) and (ii) are hereinafter referred to collectively as the "RETAINED LIABILITIES"). Subject to the foregoing, Newco shall assume all liabilities relating to the assets that accrue or that arise after the Effective Date (including performance obligations under the agreements set forth on Schedule 2.1.4 and, subject to 2.1.8(i), any claims or demands made after the Effective Date and relating to or arising from facts and circumstances occurring prior to the Effective Date) being transferred to it by Compaq pursuant to this Agreement (the "ASSUMED LIABILITIES"). Assumed Liabilities shall also include claims where certain of the facts giving rise to the claim occurred after the Effective Date. Newco shall reasonably cooperate fully with Compaq in the defense of any Litigation and shall make available to Compaq all information and documentation in its possession or control relating to any Litigation.

          2.1.9 Compaq shall maintain in confidence all Assigned Intellectual Property that was maintained in confidence by Compaq prior to the Effective Date.

3.     REPRESENTATIONS  AND  WARRANTIES

     3.1     Compaq  Warranties.  Compaq hereby represents and warrants to Newco
             -------------------
as  of  the  Effective  Date  that:

          3.1.1 Compaq is a corporation duly organized and validly existing under the laws of the state of its incorporation, and has all corporate powers and all material governmental licenses, authorizations, permits, consents and approvals required to carry on its business as now conducted;

          3.1.2 The execution, delivery and performance by Compaq of this Agreement are within the corporate powers of Compaq and have been duly authorized by all necessary corporate action on the part of Compaq. This Agreement constitutes a valid and binding agreement of Compaq enforceable against Compaq in accordance with its terms;

          3.1.3 The execution, delivery and performance by Compaq of this Agreement requires no action by or in respect of, or filing with, any governmental body, agency or official; and

          3.1.4 The execution, delivery and performance by Compaq of this Agreement do not and will not (i) violate the organizational documents of Compaq, (ii) violate any applicable law, judgment, injunction, order or decree, or (iii) require any notice or consent or other action by any person or entity, constitute a default, or give rise to any right of termination, cancellation or acceleration of any right or obligation of Compaq or to a loss of any benefit to which Compaq is entitled, under any agreement or other instrument binding upon Compaq or any license, franchise, permit or other similar authorization held by Compaq.

          3.1.5 To the knowledge of Compaq, the Assigned Intellectual Property, the license to the Retained Intellectual Property, and Compaq's third party agreements (on the assumption they are all assignable) are the intellectual property rights sufficient to operate the AltaVista Business, except where the absence of such rights would not have an AltaVista Material Adverse Effect (as defined in the Purchase and Contribution Agreement).

     3.2     Newco  Warranties.  Newco  hereby represents and warrants to Compaq
             -----------------
as  of  the  Effective  Date  that:

          3.2.1 Newco is a corporation duly organized and validly existing under the laws of the state of its incorporation and has all corporate powers and all material governmental licenses, authorizations, permits, consents and approvals required to carry on its business as now conducted;

          3.2.2 The execution, delivery and performance by Newco of this Agreement are within the corporate powers of Newco and have been duly authorized by all necessary corporate action on the part of Newco. This Agreement constitutes a valid and binding agreement of Newco enforceable against Newco in accordance with its terms;

          3.2.3 The execution, delivery and performance by Newco of this Agreement require no action by or in respect of, or filing with, any governmental body, agency or official;

          3.2.4 The execution, delivery and performance by Newco of this Agreement does not and will not (i) violate the organizational documents of Newco, (ii) violate any applicable law, judgment, injunction, order or decree, or (iii) require any notice or consent or other action by any person under, constitute a default under, or give rise to any right of termination, cancellation or acceleration of any right or obligation of Newco or to a loss of any benefit to which Newco is entitled under, any agreement or other instrument binding upon Newco or any license, franchise, permit or other similar authorization held by Newco.

4.     COVENANTS

     4.1     Maintenance.   Newco  shall  bear  all  expenses incurred after the
             -----------
Effective Date in connection with the maintenance and prosecution of the Assigned Intellectual Property.

     4.2     Employment.
             ----------

          4.2.1  Employees.  Effective  as  of  a  date  which  is  as  soon  as
                 ---------
practicable after the Effective Date (such date, the "TRANSFER DATE"), Newco shall employ approximately 400 employees. Nothing in this Agreement shall require Newco to employ any such employee on other than an exclusively "at will" basis, except as otherwise required by any employment contract or union contract with or covering such employees. Similar treatment will apply to other employees who commence employment with Newco from a Compaq Affiliate after the Transfer Date.

     4.3     [RESERVED]

     4.4     Connectivity.  For a period of three years from the Effective Date,
             ------------
Compaq agrees to continue to provide to Newco at no charge to Newco, backbone Internet connectivity via the Palo Alto Internet Exchange to the same extent as Compaq is providing such connectivity for the AltaVista Business immediately prior to June 29, 1999.

5.     OWNERSHIP.

     5.1     Compaq's  Ownership  Rights.  The  parties  hereby  acknowledge and
             ---------------------------
agree that, as between Compaq and its Affiliates, on the one hand, and Newco, on the other hand: (i) all right, title and interest to all Retained Intellectual Property (the "COMPAQ PROPERTY") is the sole and exclusive property of Compaq (or the relevant Compaq Affiliate); (ii) Newco has no rights in the Compaq Property except as expressly granted herein; and (iii) Newco will not take any action or permit any action to be taken with respect to such Compaq Property inconsistent with the foregoing acknowledgment.

     5.2     Newco  Ownership  Rights.  The parties hereby acknowledge and agree
             ------------------------
that, as between Compaq and Newco: (i) all right, title and interest to all Assigned Intellectual Property is the sole and exclusive property of Newco; (ii) except for the Compaq Reserved Rights, Compaq and its Affiliates have no rights in the Assigned Intellectual Property; and (iii) Compaq and its Affiliates will not take any action or permit any action to be taken with respect to such Assigned Intellectual Property inconsistent with the foregoing acknowledgment. Compaq acknowledges that it and its Affiliates are not joint owners of any of the Assigned Intellectual Property.

6.     TRADEMARK  LICENSE.

     6.1     Use  of  AltaVista  Marks.  Newco  hereby  grants to Compaq and its
             -------------------------
Affiliates a non-exclusive, royalty-free license to use, reproduce, distribute and display the AltaVista Marks in connection with any Compaq products or services incorporating such Marks as of the Effective Date. Such license shall terminate six (6) months after the Effective Date.

     6.2     Quality  Control.  Newco  shall  have the right to exercise quality
             ----------------
control over the use of the AltaVista Marks by Compaq and its Affiliates and the Compaq products and services with which the Marks are used to the degree necessary, in the sole opinion of Newco, to maintain the validity and enforceability of such Marks and to protect the goodwill associated therewith. In the event that Newco finds that use of any Mark by Compaq and/or its Affiliates in the reasonable opinion of Newco materially threatens the goodwill of such Mark or fails to comply with Newco's reasonable quality standards for such products and services, Compaq shall, upon notice from Newco, immediately, and no later than ten (10) days after receipt of Newco's notice, take all measures reasonably necessary to correct the identified deviations or misrepresentation in, or misuse of, the relevant items.

7.     TERMINATION.

     7.1     Termination  for  Breach.  This  Agreement  may  be terminated by a
             ------------------------
party upon the material breach of this Agreement by the other party which breach is not cured within 30 days of notice of such breach.

     7.2     Survival.  The  terms  of  Articles 1, 5 and 10 and Sections 2.1.7,
             --------
2.1.8 and 2.1.9 of this Agreement shall survive the termination or expiration of this Agreement. Nothing herein, including the survivability of any license shall preclude a party from seeking damages for breach of this Agreement.

8.     EXPORT  CONTROL  PROVISION.

Each party shall be responsible for compliance with all applicable export regulations relating to its export of any of the technology covered by this Agreement.

9.     TAXES.

Each  of  the parties hereto shall treat the contributions referenced in Section
1.2 of the Purchase and Contribution Agreement to which this Assignment Agreement is attached as Exhibit C (the "Purchase Agreement"), as a transaction
                          ---------
described in Section 351 of the Internal Revenue Code of 1986, as amended, for all tax purposes, and shall take no position inconsistent therewith in any Tax Return (as defined in the Purchase Agreement), any proceeding before any Governmental Authority (as defined in the Purchase Agreement), Taxing Authority (as defined in the Purchase Agreement), or otherwise. The parties will promptly notify each other of any audits, examinations, actions or proceedings by any Taxing Authority (as defined in the Purchase Agreement), regarding the transactions contemplated or referred to in the Purchase Agreement.

10.     INDEMNIFICATION.

     10.1      Indemnification  by Newco.  Except as provided in this Article or
               -------------------------
in Section 2.1.8 (Retained Liabilities), Newco will indemnify and hold Compaq and its Affiliates, officers, directors and employees harmless from and against any and all damages, costs, or expenses resulting from any claim, action, or complaint brought by a third party against any indemnitee under this Section
10.1 ("DAMAGES"), to the extent that such claim arises from or out of (a) any activities of Newco with respect to the AltaVista Business after the Effective Date, other than claims of infringement of any intellectual property rights of any third person that could have been brought by such third person prior to the Effective Date; (b) the Assumed Liabilities; (c) any misrepresentation or breach of representation or warranty of Newco contained herein; or (d) any breach of any covenant or agreement to be performed by Newco hereunder.

     10.2     Indemnification  by  Compaq.  Compaq will indemnify and hold Newco
              ---------------------------
and its Affiliates (other than Compaq), officers, directors and employees harmless from and against any and all damages, costs, or expenses resulting from any claim, action, or complaint brought by a third party against any indemnitee under this Section 10.2, to the extent that such claim arises from or out of (a) any activities of Compaq with respect to the AltaVista Business after the Effective Date; (b) the Retained Liabilities; (c) any misrepresentation or breach of representation or warranty of Compaq contained herein; (d) any breach of any covenant or agreement to be performed by Compaq or its Affiliates (other than Newco) hereunder; or (e) any indemnification obligation of Newco or any Newco Affiliate to officers, directors or employees arising out of activities prior to the Effective Date.

     10.3     Notice  of  Indemnification.  A  party  seeking  indemnification
              ---------------------------
pursuant to this Section 10.3 (an "INDEMNIFIED PARTY") from or against the assertion of any claim by a third person (a "THIRD PERSON ASSERTION") will give prompt notice to the party from whom indemnification is sought (the "INDEMNIFYING PARTY"); provided that failure to give prompt notice will not
                         --------
relieve the Indemnifying Party of any liability hereunder (except to the extent the Indemnifying Party has suffered actual material prejudice by such failure).

     10.4     Assumption  of  Defense.  Within  twenty  (20)  business  days  of
              -----------------------
receipt of notice from the Indemnified Party pursuant to this Section, the Indemnifying Party will have the right, exercisable by written notice to the Indemnified Party, to assume the defense of a Third Person Assertion. If the Indemnifying Party assumes such defense, the Indemnifying Party may select counsel, which counsel will be reasonably acceptable to the Indemnified Party.

     10.5     Appointment  of Counsel.  After notice from the Indemnifying Party
              -----------------------
to the Indemnified Party of its election to assume the defense of such Third Party Assertion, the Indemnifying Party shall not be liable to the Indemnified Party under this Article for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation, provided, that if there may be reasonable
                                       --------
legal defenses available to it that are different from or in addition to those available to the Indemnifying Party the reasonable fees, disbursements and other charges of counsel for the Indemnified Party will be at the expense of the Indemnifying Party or parties. It is understood that the Indemnifying Party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm of attorneys (in addition to any local counsel) at any one time for all such Indemnified Party or parties.

     10.6     Failure  to Defend.  If the Indemnifying Party (a) does not assume
              ------------------
the defense of any Third Person Assertion in accordance with this Article 10; or
(b) having so assumed such defense, unreasonably fails to defend against such Third Person Assertion, then, upon five (5) days' written notice to the Indemnifying Party, the Indemnified Party may assume the defense of such Third Person Assertion. In such event, the Indemnified Party will be entitled under this Article 10 to indemnification for the costs of such defense.

     10.7     Settlement.  The  party  controlling the defense of a Third Person
              ----------
Assertion will have the right to consent to the entry of judgment with respect to, or otherwise settle, such Third Person Assertion with the prior written consent of the other party, which consent will not be unreasonably withheld; provided that such other party may withhold its consent if any such judgment or
--------------
settlement imposes a monetary obligation on such other party that is not covered by the indemnification, imposes any material non-monetary obligation, materially affects the rights of such other party in any Intellectual Property or does not include an unconditional release of such other party and its Affiliates from all claims of the Third Person Assertion.

     10.8     Participation.  The  Indemnifying  Party and the Indemnified Party
              -------------
will cooperate, and cause their Affiliates to cooperate, in the defense or prosecution of any Third Person Assertion. The Indemnifying Party or the Indemnified Party, as the case may be, will have the right to participate, at its own expense, in the defense or settlement of any Third Person Assertion.

11.     LIMITATIONS  OF  LIABILITY

     11.1     Limitation  of Liability.  EXCEPT FOR INDEMNIFICATION OBLIGATIONS,
              ------------------------
IF ANY, OF A PARTY PURSUANT TO ARTICLE 10, NO PARTY SHALL BE LIABLE TO ANOTHER PARTY OR ANY OTHER PERSON OR ENTITY FOR SPECIAL, INCIDENTAL, CONSEQUENTIAL, OR INDIRECT DAMAGES (INCLUDING LOSS OF GOOD WILL OR BUSINESS PROFITS), OR EXEMPLARY OR PUNITIVE DAMAGES. NO OFFICER, DIRECTOR, MANAGER, MEMBER, OR EMPLOYEE OF ANY PARTY SHALL HAVE ANY PERSONAL LIABILITY UNDER THIS AGREEMENT.

     11.2     Limitation  of  Warranties.  EXCEPT AS EXPRESSLY SET FORTH IN THIS
              --------------------------
AGREEMENT, EACH OF DIGITAL, COMPAQ AND NEWCO EXPRESSLY DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A SPECIFIC PURPOSE. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, NO PARTY ENDORSES, WARRANTS, OR GUARANTEES ANY PRODUCT OR SERVICE OFFERED THROUGH ITS
SITE,  OR  IN  THE  CASE  OF  NEWCO  THE  ALTAVISTA  PLATFORM.

12.     MISCELLANEOUS

     12.1     Governing  Law.  Any  question as to the validity, construction or
              --------------
performance of this Agreement shall be construed in accordance with and subject to the substantive laws (as opposed to the conflicts of laws provisions) of the State of Delaware and, where applicable, the laws of the United States.

     12.2     Entire Agreement.  Except for the Letter Agreement, this Agreement
              ----------------
contains the entire understanding between Newco and Compaq with respect to its subject matter, supersedes all previous oral or written agreements or understandings between them with respect thereto, and shall not be modified except by a writing signed by all parties hereto. Neither the course of conduct between the parties nor trade usage shall act to modify or alter the provisions of this Agreement.

     12.3     No Waiver.  No waiver by any party or any breach of this Agreement
              ---------
by any other shall be deemed to be a waiver of any preceding, or subsequent breach thereof. The failure of a party to insist upon strict adherence to any term of this Agreement on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. Any waiver must be in writing executed by the waiving party.

     12.4     Partial Invalidity.  If any portion of the Agreement shall be held
              ------------------
to be illegal, invalid or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Agreement shall be constructed as if such invalid, illegal or unenforceable provision had never been contained herein.

     12.5     Notices.  Except  as  otherwise  expressly  provided  herein,  all
              -------
notices and other communications required or desired to be served, given, or delivered hereunder shall be made in writing or by a telecommunications device capable of creating a written record and shall be addressed to the President (with a copy sent to the General Counsel) of each party to be notified at the respective addresses set forth on the signature page hereto or, as to each of the parties, at such other address as designated by such party in a written notice to the other party. Notices shall be deemed to have been duly given (i) if delivered personally or otherwise actually received, (ii) if sent by overnight delivery service, (iii) if mailed by first class United States mail, postage prepaid, registered or certified, with return receipt requested, or (iv) if sent by telecopy. Notice mailed as provided in clause (iii) above shall be effective upon the expiration of seven days after its deposit in the United States mail and notice sent as provided in clause (iv) above shall be effective upon transmission. Notice given in any other manner described in this section shall be effective upon receipt by the addressee thereof; provided, however,
                                                              --------  -------
that if any notice is tendered to an addressee and delivery thereof is refused by such addressee, such notice shall be effective upon such tender.

     12.6     Section  Headings.  Section  headings  used  herein  are  for
              -----------------
informational purposes only and shall not define nor limit the provisions of this Agreement.

     12.7     Successors  and Assigns.  This Agreement shall be binding upon and
              -----------------------
inure to the benefit of Newco and its successors and assignees and Compaq and its successors and assignees permitted hereunder. Neither party hereto shall assign, subcontract or otherwise delegate its obligations hereunder without the prior written consent of the other Party, which consent shall not be unreasonably withheld, except that either party may assign, subcontract or otherwise delegate all of its rights and obligations hereunder without such consent in connection with the sale of all or substantially all of such assigning party's assets related to this Agreement, whether by merger, asset purchase or otherwise.

     12.8     Independent  Contractors.  Each  party agrees it is and will be an
              ------------------------
independent contractor as to the other Party and not an agent, employee, partner or joint venturer of or with the other party. Without limiting the foregoing, no party nor any officer or employee of such will have any right to bind any other party, to make any representations or warranties on behalf of any other party, to accept service of process, to receive notice, or to perform any act or thing on behalf of any other party other than as expressly authorized by such other party in its sole discretion.

     12.9     Counterparts.  This  Agreement  may  be  executed in any number of
              ------------
counterparts, each such counterpart shall be an original instrument, and all such counterparts shall together constitute the same agreement. Execution may be effectuated by delivery of facsimiles of signature pages (and the parties shall follow such delivery by prompt delivery or originals of such pages).

     12.10     Further  Assurances/Actions.  At  any time and from time to time,
               ---------------------------
each party hereto agrees, without further consideration, to take such actions and to execute and deliver such documents as any other party hereto may reasonably request as may be necessary effectuate the terms of this Agreement and to consummate the transactions contemplated hereby.

     12.11     Press Releases/Statements. Except as may be required by law or by
               -------------------------
the rules of any national securities exchange, no party hereto shall issue a press release or other similar public announcement making reference to any other party, such other party's products or the services provided hereunder, unless such party has received the approval of the other party with respect to the proposed text of such press release or announcement, which approval shall not be unreasonably withheld or delayed. No party shall make or publish any statement which is, or may be reasonably considered to be, disparaging of any other party or its Affiliates, directors, employees, products or services.

     12.12     Remedies Cumulative.  No remedy conferred upon any of the parties
               -------------------
by this Agreement is intended to be exclusive of any other remedy, and each and every such remedy shall be cumulative and shall be in addition to any other remedy given hereunder or now or hereafter existing at law or in equity.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Assignment Agreement as of the day and year first above written.

                                   COMPAQ  COMPUTER  CORPORATION

                                   By:  _________________________

                                   Name:  _______________________

                                   Title:  ______________________

                                   20555  State  Highway  249
                                   Houston,  Texas  77070

                                   DIGITAL  EQUIPMENT  CORPORATION

                                   By:  _________________________

                                   Name:  _______________________

                                   Title:  ______________________

                                   40  Old  Bolton  Road
                                   Stow,  Massachusetts  01775

                                   ZOOM  NEWCO  INC.

                                   By:  _________________________

                                   Name:  _______________________

                                   Title:  ______________________

                                   100  Brickstone  Square
                                   Andover,  Massachusetts  01810

                                   SCHEDULE A


1.     All  the  issued  and  outstanding  capital  stock  of AltaVista Company.

2. All the issued and outstanding capital stock of Zip2 Corporation and SDC, except for the shares of Zip2 and SDC, if any, otherwise sold pursuant to the Purchase and Contribution Agreement dated as of June 29, 1999 among CMGI, Inc., Newco, Compaq, Digital and AltaVista Company.

3. All of the shares of the capital stock of Central Corporation owned by Compaq or its Affiliates.

4. All of the shares of the capital stock of Virage, Inc. owned by Compaq or its Affiliates.

5. All the shares of the capital stock of Mail.com owned by Compaq or its Affiliates.

6. One million shares of the capital stock of FreePC, Inc. owned by Compaq or its Affiliates.

                                             SCHEDULE 2.1.2(A)
                                           ALTAVISTA TRADEMARKS
                                           --------------------


MARK              APPLICATION NUMBER   REGISTRATION NUMBER  U.S. REPORT REF PAGE  FOREIGN REPORT  REF PAGE
----------------  -------------------  -------------------  --------------------  ------------------------

ALTAVISTA. . . .           75-060,960            2,112,885                    26                       152
ALTAVISTA LOGO .           75-168,716            2,130,077                    27                       185
ALTA VISTA . . .           75-060,939            2,052,345                   108                       110
ALTAVISTA. . . .           75-100,586            2,047,808                   109                       152
ALTAVISTA. . . .           75-100,587            2,181,100                   115                       152
ALTAVISTA LOGO .           75-168,715              Pending                   128                       185
ALPHAVISTA . . .           75-045,919            Abandoned                   270                       N/A
AV Photo Finder.         (Common Law)                                        N/A                       N/A
AV Family Filter         (Common Law)                                        N/A                       N/A

                                SCHEDULE 2.1.2(B)
                               Assigned Copyrights
                               -------------------

Arachne
Microscooter
Primescooter
Vscooter
Filter
Dupelim  (depages,  mergepairs,  sortpairs,  modules)
Webindexer  (webindexer,  module)
Babelfish
Ffscat
Vision
Pav
AVN
Marvin
Pathfinder
Gillette
Thetrip
Worklife
Tarantula
Queryfwd



                                             SCHEDULE 2.1.2(C)
                           Patents and Applications to be Assigned to AltaVista
                           ----------------------------------------------------



     Patent # (US)        Docket #
     Issue Date           Serial #                       Title                           Inventor(s)
     Ind/Total Claims    Filing Date
===  =================  =============  ==========================================  =======================

  1  5,724,033 . . . .  PD96-0207      Method for Encoding Delta Values            M. Burrows
     3/3/98. . . . . .  08/695,059
                        8/9/96

  2  5,745,889 . . . .  PD96-0204      Method for Parsing Information of           M. Burrows
     4/28/98 . . . . .  08/694,793     Databases Records Using Word Location
     1/21. . . . . . .  8/9/96         Pairs and Metaword Location Pairs

  3  5,745,890 . . . .  PD96-0216      Sequential Searching of a Database Index    M. Burrows
     4/28/98 . . . . .  08/694,912     Using Constraints on Word Location Pairs
     1/5 . . . . . . .  8/9/96

  4  5,745,894 . . . .  PD96-0212      Method for Generating and Searching a       M. Burrows
     4/28/98 . . . . .  08/696,408     Range-Based Index of Word Locations         A. Hisgen
     1/4 . . . . . . .  8/9/96

  5  5,745,898 . . . .  PD96-0217      Method for Generating a Compressed          M. Burrows
     4/28/98 . . . . .  08/695,906     Index of Information of Records of a
     1/1 . . . . . . .  8/9/96         Database

  6  5,745,899 . . . .  PD96-0206      Method for Indexing Information of a        M. Burrows
     4/28/98 . . . . .  08/689,541     Database
     1/1 . . . . . . .  8/9/96

  7  5,745,900 . . . .  PD96-0214      Method for Indexing Duplicate Database      M. Burrows
     4/28/98 . . . . .  08/711,192     Records Using a Full-Record Fingerprint
     1/3 . . . . . . .  8/9/96

  8  5,765,149 . . . .  PD96-0213      Modified Collection Frequency Ranking       M. Burrows
     6/9/98. . . . . .  08/695,057     Method
     1/3 . . . . . . .  8/9/96

  9  5,765,150 . . . .  PD96-0218      Method for Statistically Projecting the     M. Burrows
     6/9/98. . . . . .  08/695,905     Ranking of Information
     1/3 . . . . . . .  8/9/96
 10  5,765,158 . . . .  PD96-0208      Method for Sampling a Compressed Index      M. Burrows
     6/9/98. . . . . .  08/696,409     to Create a Summarized Index
     1/3 . . . . . . .  8/9/96

 11  5,765,168 . . . .  PD96-0215      Method for Maintaining an Index             M. Burrows
     6/9/98. . . . . .  08/696,816
     3/15. . . . . . .  8/9/96

 12  5,787,435 . . . .  PD96-0209      Method for Mapping an Index of a            M. Burrows
     7/28/98 . . . . .  08/700,748     Database into an Array of Files
                        8/9/96

 13  5,797,008 . . . .  PD96-0205      Memory Storing an Integrated Index of       M. Burrows
     8/18/98 . . . . .  08/694,919     Database Records
     1/1 . . . . . . .  8/9/96

 14  5,809,502 . . . .  PD96-0211      Object-Oriented Interface for an Index      M. Burrows
     9/15/98 . . . . .  08/695,904
     1/10. . . . . . .  8/9/96

 15  5,832,500 . . . .  PD96-0210      Method for Searching an Index               M. Burrows
     11/3/98 . . . . .  08/695,060
     1/1 . . . . . . .  8/9/96

 16  5,852,820 . . . .  PD96-0219      Method for Optimizing Entries for           M. Burrows
     12/22/98. . . . .  08/689,542     Searching an Index
     1/1 . . . . . . .  8/9/96

 18   na . . . . . . .  PD96-119       A Method for Determining the                A. Broder
      na . . . . . . .  665,709        Resemblance of Documents                    C. Nelson
      na . . . . . . .  6/18/96

 17   na . . . . . . .  PD96-0069      System and Method for Creating and
      na . . . . . . .  08/571,748     Maintaining a Current Directory of          Louis Monier
      na . . . . . . .  12/13/95       Web Pages Located on the World
                                       Wide Web

 19   na . . . . . . .  PD96-0070      Method for Parsing, Indexing and            M. Burrows
      na . . . . . . .  08/696,406     Searching World-Wide-Web Pages
      na . . . . . . .  8/9/96

 21  [*] . . . . . . .  [*]            [*]                                         [*]


 24  [*] . . . . . . .  [*]            [*]                                         [*]


 26  [*] . . . . . . .  [*]            [*]                                         [*]


 27  [*] . . . . . . .  [*]            [*]                                         [*]


 28   na . . . . . . .  PD96-0207-CNT  Method for Encoding Delta Values            M. Burrows
      na . . . . . . .  09/032,826
      na . . . . . . .  2/27/98

 29  [*] . . . . . . .  [*]            [*]                                         [*]


 31  [*] . . . . . . .  [*]            [*]                                         [*]


 32  [*] . . . . . . .  [*]            [*]                                         [*]


 33  [*] . . . . . . .  [*]            [*]                                         [*]


 34  [*] . . . . . . .  [*]            [*]                                         [*]


 35   na . . . . . . .  PD96-0212-CNT  Method for Searching Range-Based            M. Burrows
      na . . . . . . .  09/054,445     Values of an Index                          A. Hisgen
      na . . . . . . .  4/3/98

 36  [*] . . . . . . .  [*]            [*]                                         [*]


 38  [*] . . . . . . .  [*]            [*]                                         [*]


 39  [*] . . . . . . .  [*]            [*]                                         [*]


 40  [*] . . . . . . .  [*]            [*]                                         [*]


 41  [*] . . . . . . .  [*]            [*]                                         [*]


 42  [*] . . . . . . .  [*]            [*]                                         [*]


 43  [*] . . . . . . .  [*]            [*]                                         [*]


 44  [*] . . . . . . .  [*]            [*]                                         [*]


 52  [*] . . . . . . .  [*]            [*]                                         [*]


                                SCHEDULE 2.1.2(D)
                                  Domain Names
                                  ------------

1.     www.altavista.com

2.     www.av.com

                                 SCHEDULE 2.1.4
                             Third Party Agreements
                             ----------------------

1. Value-Added Link Agreement between Digital Equipment Corp. and Starting Point, LLC dated 7/28/97.

2. Value-Added Link Agreement between Digital Equipment Corp. and The Internet Solution (Pty) Ltd., dated 6/15/97.

3. Value-Added Link Agreement between Digital Equipment Corp. and Thomson & Thomson, dated 10/1/97.

4. Value-Added Link Agreement between Digital Equipment Corp. and Yahoo! Inc., dated 7/3/96.

5. Value-Added Link Agreement between Digital Equipment Corp. and Videotex Nederland NV (World Access/Planet Internet), dated 7/21/97.

6. Value-Added Link Agreement between Digital Equipment Corp. and CNET, Inc., dated 8/__/96.

7. Value-Added Link Agreement between Digital Equipment Corp. and CMP Media Inc., dated 12/16/96.

8. Value-Added Link Agreement between Digital Equipment Corp. and Belgium Ad Valvas BVBA, dated 10/1/97.

9. Value-Added Link Agreement between Digital Equipment Corp. and Belgacom SA de Droit Public, dated 10/26/97.

10. Value-Added Link Agreement between Digital Equipment Corp. and Digital Insight Corporation, dated 11/20/97.

11. Value-Added Link Agreement between Digital Equipment Corp. and Encyclopedia Britannica, Inc., dated 6/__/98.

12. Value-Added Link Agreement between Digital Equipment Corp. and Findlaw Inc., dated 9/18/96.

13. Value-Added Link Agreement between Digital Equipment Corp. and Go2net, Inc., dated 10/27/97.

14. Value-Added Link Agreement between Digital Equipment Corp. and G+J Electronic Media Service GmbH, dated 4/23/97.

15. Value-Added Link Agreement between Digital Equipment Corp. and Kaare Danielsen, dated 4/24/97.

16. Value-Added Link Agreement between Digital Equipment Corp. and LookSmart Ltd., dated 4/25/97.

17. Value-Added Link Agreement between Digital Equipment Corp. and Modern Technologies, dated 10/24/97.

18. Value-Added Link Agreement between Digital Equipment Corp. and Medialink Interactive Limited Partnership, dated 6/4/97.

19. Value-Added Link Agreement between Digital Equipment Corp. and Objectif Net, dated 1/29/98.

20. Value-Added Link Agreement between Digital Equipment Corp. and Mediaone, Inc., dated 9/23/97.

21. Value-Added Link Agreement between Digital Equipment Corp. and Pinnacle Publishing, Inc., dated 10/1/97.

22. Value-Added Link Agreement between Digital Equipment Corp. and Time Inc. New Media, dated 3/12/98.

23. Value-Added Link Agreement between Digital Equipment Corp. and Telecom PTT, dated 9/12/96.

24. Value-Added Link Agreement between Digital Equipment Corp. and Info Media Systems, dated 12/20/96.

25. Value-Added Link Agreement between Digital Equipment Corp. and Internet Business Connection, dated 12/17/96.

26. Value-Added Link Agreement between Digital Equipment Corp. and General Internet, Inc., dated 3/16/97.

27. Value-Added Link Agreement between Digital Equipment Corp. and Scandinavia On Line, A.B., dated 9/30/98.

28. Value-Added Link Agreement between Digital Equipment Corp. and Netway, dated [4/1/96].

29. Value-Added Link Agreement between Compaq Computer Corp. and Apple Computer, Inc., dated 9/24/98.

30. Premier Search Services Agreement between Digital Equipment Corp. (a wholly-owned subsidiary of Compaq Computer Corp.) and Microsoft Corporation, dated 9/16/98.

31. Internet Services Agreement between Compaq Computer Corp. and Cybernet Data Systems, dated 11/2/98.

32. Internet Services Agreement between Digital Equipment Corp. and MarketGuide Inc., dated 5/1/98.

33. Internet Services Agreement between Digital Equipment Corp. and II Interactive Group, dated 5/25/98.

34. Internet Services Agreement between Digital Equipment Corp. and iName, a division of GlobeComm, Inc., dated 7/1/98.

35.     Internet  Services  Agreement  between  Digital Equipment Corp. and Wall
Street  on  Demand,  dated  5/15/98.

36. Internet Services Agreement between Digital Equipment Corp. and Centraal Corporation, dated 4/2/98.

37. Internet Services Agreement between Digital Equipment Corp. (a wholly-owned subsidiary of Compaq Computer Corp.) and Hoover's Inc., dated 6/30/98.

38. Category Supply Agreement between Digital Equipment Corp. (and its participating majority-owned subsidiaries, affiliates) and LookSmart, Inc., dated 3/30/98.

39. AltaVista Category Supply Agreement between Digital Equipment Corp. (and its participating majority-owned subsidiaries, affiliates, and any future parent) and Interim Services, Inc., dated 5/12/98.

40. Procurement and Trafficking Agreement between Digital Equipment Corp. (and its wholly-owned and majority-owned subsidiaries and affiliates) and DoubleClick, Inc., dated 12/16/96, as amended on 1/18/99.

41. Premier Search Program between Digital Equipment Corp. and Yahoo! Inc., dated 6/30/98.

42. Advertising Agreement between Digital Equipment Corp. acting through its AltaVista division and Amazon.com, Inc., dated 9/24/97.

43. Network Affiliate Agreement between Digital Equipment Corp. and Telstra Corporation, Ltd, dated 9/_/96.

44. Network Affiliate Agreement between Digital Equipment Corp. and Telefonica Publicidad e Informacion, dated 1/31/97.

45. Network Affiliate Agreement between Digital Equipment Corp. and Alam Teknocrat Sdn. Bhd., Ltd, dated 12/13/96.

46. Authorized AltaVista Country Search Affiliate Agreement between Digital Equipment Corp. (and its participating majority-owned subsidiaries and affiliates) and Telus Advertising Services, Inc., dated 4/1/98.

47. Mapping Service and Linking Agreement between Digital Equipment Corp. and Vicinity, dated 5/1/98.

48. Directory Services Agreement between Digital Equipment Corp. (and its subsidiaries and affiliates) and Switchboard, Inc., dated 4/30/98.

49. Co-Branded Site and Linking Agreement between Digital Equipment Corp. and ABCNews/Starwave AIV's d/b/a ABCNews Internet Ventures, dated 6/1/98.

50. Digital Research Agreement between Digital Equipment Corp. (and all subsidiary and related companies which it then or thereafter owned or controlled) and Armines at Ecole Des Mines de Paris, dated 10/11/96.

51. Technology License Agreement between Digital Equipment Corp. and Armines at Ecole des Mines de Paris, dated 10/6/96.

52. Joint Promotion Agreement between Digital Equipment Corp. and TheTrip.com, dated 3/31/98.

53. Consulting Services Purchase Order between Digital Corporation and Teragram Corporation, dated 12/14/97.

54. OEM License and Marketing Agreement between Digital Equipment Corp. and Teragram Corp, dated 2/13/98.

55. License Agreement between Digital Equipment Corp. (a wholly owned subsidiary of Compaq Computer Corp.) and Surfwatch Software, Inc., dated 8/31/98.

56. Honorary Research Agreement between Digital Equipment Corp. and Patrice Berlin, dated 2/11/98.

57. Consulting Services Agreement between Digital Equipment Corp. and Franz Guenthner, dated 1/1/98.

58. Co-Branded Site and Linking Agreement between Digital Equipment Corp. and InteliHealth, Inc., dated 3/25/98.

59.     Agreement  between  Compaq  Computer  Corp. and Mark Kim, dated 9/25/98.

60. Equipment Software Distribution and License Agreement between Digital Equipment Corp. and Inxight Software, Inc. (a Xerox New Enterprise Company), dated 12/30/97.

61. Agreement between Digital Equipment Corp. (a wholly owned subsidiary of Compaq Computer Corp.) and Corbis Corporation, dated 8/13/98.

62.     Agreement  between  Digital Equipment Corp. and Digimarc, dated 3/31/98.

63.     AltaVista  Visual  Search  Service  Agreement  between Digital Equipment
Corp. (including its AltaVista Internet Software business unit and its participating majority-owned subsidiaries and affiliates) and Virage, Inc., dated 6/30/97.

64. Services Agreement between Digital Equipment Corp. (and its subsidiaries and affiliates which it then or thereafter controls) and Systran SA, dated 6/9/98.

65. Internet Site Agreement between Digital Equipment Corp. and Reuters Newmedia, Inc, dated 5/15/98.

66. U.S. Language Net Search Services Agreement -Premier Provider, between Digital Equipment Corp. and Netscape Communications Corp., dated 5/20/98.

67. AltaVista Rating Data Supply Agreement between Digital Equipment Corp. (including its AltaVista search services business unit and its participating majority-owned subsidiaries and affiliates) and Net Shepherd, Inc., dated 9/19/97.

68. Castanet UpdateNow Integration and Distribution Agreement between Digital Equipment Corp. and Marimba, Inc., dated 12/19/97.

69. Technology Service Agreement between Ask Jeeves, Inc. and Compaq Computer Corporation, dated 10/02/98.

My  AltaVista  Agreements
-------------------------

          Compaq is currently in the process of negotiating content agreements for a new service called "My AltaVista" with the following parties:

1.     Talk  City
2.     Real  News
3.     Astrology.net
4.     Accuweather
5.     CNN  SI
6.     CNN  Sports
7.     CNNfn

                                 SCHEDULE 2.1.5
                       Hardware, Equipment and Real Estate
                       -----------------------------------

Hardware:
---------




Equipment:
---------



Real  Estate:
------------

529  Bryant  Street
Palo  Alto,  CA

Leases:
------

1825  S.  Grant  Street
San  Mateo,  CA

111  Theory  Street
Irvine,  CA

122  E.  42nd  Street
New  York,  NY

1455  Frazee  Road
San  Diego,  CA

444  Castro  Street
Mountain  View,  CA

2101  West  Coast  Highway
Corona  Del  Mar,  Irvine,  CA

510  Magnolia
Stockton,  CA

                                                                     EXHIBIT  D


                          REGISTRATION RIGHTS AGREEMENT

          REGISTRATION  RIGHTS  AGREEMENT  dated  as  of [          ], 1999 (the
"Agreement") by and among Compaq Computer Corporation, a Delaware corporation ("Compaq"), Digital Equipment Corporation, a Massachusetts corporation and a wholly-owned subsidiary of Compaq ("Digital"), CMGI, Inc., a Delaware corporation ("CMGI"), and Zoom Newco Inc., a Delaware corporation and a wholly-owned subsidiary of CMGI ("Newco").

          The parties have entered into a Purchase and Contribution Agreement dated as of June 29, 1999 (the "Purchase Agreement") which provides for the contribution of the AltaVista division of Digital to Newco.

          The parties desire to provide for certain registration rights with respect to the common stock of CMGI held by Digital or Compaq on the Closing Date (as defined in the Purchase Agreement) and any shares of common stock of CMGI acquired by the Compaq Group (as defined herein) from CMGI after the Closing Date, including any shares of common stock of CMGI issued as a dividend or other distribution with respect to such shares (including any equity securities of CMGI for which such common stock is exchanged) (collectively, the "CMGI Registrable Securities").

          The parties also desire to provide for certain registration rights with respect to the common stock of Newco held by the Digital or Compaq on the Closing Date and any shares of such common stock issued as a dividend or other distribution with respect to such shares (including any equity securities of Newco for which such common stock is exchanged) (the "Newco Registrable Securities").

          NOW THEREFORE, in consideration of the foregoing and the agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

Section 1.    Exercisability  of  Registration  Rights.
              ----------------------------------------

     Section 1.1   Effectiveness.  The registration rights provided for in this
                 -------------
Agreement shall be effective as of the date hereof, except as set forth below.

     Section 1.2   Permitted  Transferees;  Exercise  of  Rights.
                   ---------------------------------------------

     (a) Subject to Sections 5.1 and 5.2 of the Purchase Agreement, any Investor (as defined below) may transfer the registration rights granted hereunder in respect of all or any portion of the CMGI Registrable Securities or Newco Registrable Securities by transferring such securities and, if such transfer is not to Compaq, Digital or an affiliate of Compaq or Digital, sending a written notice of such transfer to CMGI or Newco, as the case may be. Compaq, Digital and their respective affiliates are referred to herein, collectively, as the "Compaq Group". Compaq, Digital, the affiliates of Compaq or Digital which hold CMGI Registrable Securities or Newco Registrable Securities, the transferees of CMGI Registrable Securities or Newco Registrable Securities and the successors and assigns of any of the foregoing are referred to herein, collectively, as the "Investors" and, individually, as an "Investor".

     (b) The written notice required by Section 1.2(a) hereof shall comply with Section 9.6 hereof, be signed by both the transferor and the transferee of the securities and include an executed counterpart of this Agreement pursuant to which the transferee: (a) shall become a party to this Agreement, (b) shall be deemed to be an Investor for all purposes hereunder with respect to the securities transferred to it and (c) shall be bound by all the provisions hereof applicable to Investors with respect to the securities transferred to it.

     (c) The registration rights provided for in this Agreement shall not be exercisable by an Investor if and to the extent that such Investor is restricted from transferring or disposing of the CMGI Registrable Securities or Newco Registrable Securities, as applicable, under a lock-up agreement entered into pursuant to Section 6.3(b) hereof.

     Section 1.3   Duration of Registration Rights.  As to any particular
                   -------------------------------
CMGI Registrable Securities or Newco Registrable Securities, such securities shall cease to be CMGI Registrable Securities or Newco Registrable Securities, as applicable, when: (a) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act of 1933, as amended (the "Securities Act") and such securities shall have been sold under such registration statement; (b) such securities shall have been sold pursuant to Rule 144 (or any successor provision to such Rule) under the Securities Act;
(c) such securities are eligible for sale under Rule 144(k) (or any successor provision to such Rule) under the Securities Act; or (d) such securities shall have ceased to be outstanding.

Section 2.   Demand Registration of CMGI Registrable Securities.
             --------------------------------------------------

     Section 2.1   Notice and Registration.  At any time or from time to
                   -----------------------
time on or after the thirtieth day preceding the first anniversary of the Effective Time (as defined in the Purchase Agreement) upon written notice by one or more Investors requesting that CMGI effect the registration under the Securities Act of some or all of the CMGI Registrable Securities held by the
Investors, which notice shall specify the intended method or methods of disposition of such CMGI Registrable Securities, CMGI will use its reasonable best efforts to effect (at the earliest possible date but the effectiveness of such registration shall not be earlier than such first anniversary) the registration, under the Securities Act, of such CMGI Registrable Securities for disposition in accordance with the intended method or methods of disposition stated in such request, provided that:
                            --------

     (a)      CMGI shall  not  be  required to effect a registration  under this
     Section 2.1, prior to eighteen (18) months after the Effective Time, of more than fifty percent (50%) of the maximum aggregate amount of CMGI Registrable Securities held at any time since the date of this Agreement by the Compaq Group;

     (b) if an Investor previously has disposed of CMGI Registrable Securities pursuant to a registration under this Section 2.1, CMGI shall not be required to effect a registration under this Section 2.1 until a period of at least 90 days shall have elapsed from the effective date of the most recent preceding registration pursuant to this Section 2.1;

     (c)      if, upon  receipt of a  registration  request  pursuant to this
     Section 2.1, CMGI is advised by a recognized independent investment banking firm selected by CMGI that, in such firm's opinion, a registration at that time and on the terms requested of any of the CMGI Registrable Securities proposed to be offered would adversely affect a public offering by CMGI of shares of its common stock (other than in connection with employee benefit and similar plans) (an "CMGI Company Offering") that had been planned by CMGI prior to the date of the written registration request under this
     Section 2.1, provided that CMGI complies with Section 3 hereof with respect to such CMGI Company Offering, CMGI shall not be required to effect a registration pursuant to this Section 2.1 until the earliest of (i) the later of (A) 90 days after the completion of such CMGI Company Offering or
     (B) the termination of any "lock-up" period required by the underwriters, if any, to be applicable to the Investors that made the registration request in connection with such CMGI Company Offering, (ii) five Business Days (as defined below) after abandonment of such CMGI Company Offering and, for this purpose, such CMGI Company Offering shall be deemed to have been abandoned if the registration statement therefor has not become effective within 90 days after the date of the written registration request under this Section 2.1 and (iii) four months after the date of the written registration request under this Section 2.1(c); provided that CMGI shall only be permitted to delay registration pursuant to this Section 2.1(c) if, in the aggregate, CMGI's exercise of such rights under this Section 2.1(c) will not result in more than four months of delayed registrations or sales by Investors within any twelve (12) month period;

     (d) if, while a registration request is pending under this Section 2.1, the board of directors of CMGI determines in good faith that (i) the filing of a registration statement would require the disclosure of material, nonpublic information regarding CMGI and (ii) public disclosure of such material information would have a significant adverse impact on CMGI, on written notice given to each Investor that made the registration request setting forth details regarding the basis for such determination, CMGI shall not be required to effect a registration pursuant to this Section 2.1 until the earlier of (x) the date upon which such material information is disclosed to the public or ceases to be material to CMGI, and (y) 90 days after CMGI provides such written notice of such determination to such Investors;

     (e) CMGI shall not be required to register any CMGI Registrable Securities under this Section 2.1 unless the approximate aggregate offering price of the CMGI Registrable Securities proposed to be registered by the Investors shall be at least $25,000,000; and

     (f) Investors holding a majority of the CMGI Registrable Securities then held by all Investors shall have the right, with the approval of CMGI (which approval shall not be unreasonably withheld), to select the managing and other underwriters for any underwritten offering pursuant to this
     Section 2.1.

For all purposes of this Agreement, "Business Day" means any day other than a Saturday, Sunday or a day on which the Securities and Exchange Commission (the "SEC") is not open to receive filings.

     Section 2.2   Time for Calculation.  The determination of the number
                   --------------------
of CMGI Registrable Securities which, pursuant to Section 2.1(a), CMGI need not include in a registration shall be made immediately prior to the effectiveness of the applicable registration.

     Section 2.3   Third Person Shares.  CMGI may register shares of CMGI
                   -------------------
common stock for sale for the account of another person in a registration of CMGI Registrable Securities under Section 2.1, provided that, except as otherwise required under the terms of currently outstanding registration rights agreements of CMGI, CMGI shall not have the right to register any such shares to the extent that the Investors that made the registration request under Section
2.1 are advised in writing (with a copy to CMGI) by the managing underwriter for the offering of such CMGI Registrable Securities that, in such firm's opinion, registration of such other shares may adversely affect the offering and sale of such CMGI Registrable Securities.

     Section 2.4   Number of Demands.  The Investors shall have the right to
                   -----------------
twelve registrations pursuant to Section 2.1. If after CMGI has exercised its right to delay a registration pursuant to Section 2.1(c) or (d), the Investors determine to withdraw their demand for such registration, such withdrawn demand shall not be counted as a demand under this Section 2.

Section 3.     "Piggyback"  Registration  of  CMGI  Registrable Securities.
               -----------------------------------------------------------

     Section 3.1   Notice  and  Registration.  If  at any time after the
                   -------------------------
first anniversary of the Effective Time, CMGI proposes to register for public sale under the Securities Act (other than a registration on Form S-4 or S-8 or any successor or similar forms thereto), whether proposed to be offered for sale by CMGI or any other person, including, without limitation, pursuant to the exercise by any other person or entity of any registration rights (other than registration rights that, as of the date hereof, prohibit the inclusion of securities other than those held by such other person or entity), any equity securities of CMGI (the "Other CMGI Securities") on a form and in a manner which would permit registration of CMGI Registrable Securities for sale to the public under the Securities Act, CMGI will give prompt written notice to each Investor of its intention to do so, describing such securities, and specifying the form and manner and the other relevant facts involved in such registration (including, without limitation, (x) whether or not such registration will be in connection with an underwritten offering of equity securities and, if so, the identity of the managing underwriter and whether such offering will be pursuant to a "best efforts" or "firm commitment" underwriting and (y) the anticipated price range at which such securities are reasonably expected to be sold to the public). Upon the written request of an Investor, delivered to CMGI by such Investor within 15 Business Days after the giving of any such notice by CMGI, which request shall specify the maximum number of CMGI Registrable Securities intended to be disposed of by such Investor, CMGI will use its reasonable best efforts to effect, in connection with the registration of the Other CMGI Securities, the registration under the Securities Act of all CMGI Registrable Securities which CMGI has been so requested to register by such Investor, to the extent required to permit the disposition (in accordance with the intended method or methods thereof as aforesaid) of CMGI Registrable Securities so to be registered; provided that:
             --------

     (a) CMGI will not be required to effect any registration of CMGI Registrable Securities pursuant to this Section 3.1 if (i) the registration involves a "firm commitment" underwriting, (ii) no securities of any other selling stockholders are to be included in the registration and (iii) CMGI shall have been advised by a recognized independent investment banking firm selected by CMGI that, in such firm's opinion, a registration at that time of any of the CMGI Registrable Securities proposed to be offered would adversely affect the proposed CMGI Company Offering;

     (b) if CMGI shall have been advised by a recognized independent investment banking firm selected by CMGI that, in such firm's opinion, the number of securities offered by such Investors and other selling stockholders, if any, in a registration which includes CMGI Registrable Securities under this Section 3.1 is greater than the number of securities which can be offered without adversely affecting the offering, (i) CMGI may reduce pro rata the number of securities (including without limitation CMGI Registrable Securities) offered for the account of selling stockholders (except to the extent that such reductions are required to be made on a different basis pursuant to registration rights agreements outstanding on the date hereof, if any) to a number deemed satisfactory by such investment banking firm and (ii) in the event that CMGI so reduces the number of securities offered for the account of selling stockholders, each such Investor agrees to reduce pro rata the number of CMGI Registrable Securities offered for its account accordingly;

     (c) CMGI may, in its sole discretion, delay any offering of Other CMGI Securities for which registration of CMGI Registrable Securities also is effected under this Section 3.1 by giving written notice of the delay to each Investor that made a registration request under this Section 3.1 in respect of the offering; provided, however, that if (i) the registration statement with respect to the offering is not yet effective and the delay extends for more than 30 days from the date of the written notice of delay under this Section 3.1 or (ii) the registration statement with respect to the offering has been declared effective by the SEC and the closing of the offering is delayed for more than 24 hours, any such Investor may withdraw its CMGI Registrable Securities from the offering, and thereupon CMGI shall be relieved of its obligation to register such CMGI Registrable Securities (but not from its obligation to pay Registration Expenses to the extent incurred in connection therewith as provided in this Agreement), without prejudice, however, to the rights (if any) of such Investor immediately to request that such registration be effected as a registration under Section
     2.1 hereof;

     (d) CMGI shall not be require to register any CMGI Registrable Securities under this Section 3.1 unless the approximate aggregate offering price of the CMGI Registrable Securities proposed to be registered by the Investor shall be at least (i) $15,000,000 in the event that such Investor is the only selling stockholder for whom or which securities are being registered or (ii) $5,000,000 in the event that such Investor is not the only selling stockholder for whom or which securities are being registered; and

     (e) CMGI shall have the right to select the managing underwriter for any underwritten offering for which any Investor shall have requested registration pursuant to this Section 3.1.

No registration of CMGI Registrable Securities effected under this Section 3.1 shall relieve CMGI of its obligation to effect a registration of CMGI Registrable Securities pursuant to Section 2.1.

Section 4.     Demand Registration of Newco Registrable Securities.
               ---------------------------------------------------

     Section 4.1   Notice and Registration.  Commencing six months after
                   -----------------------
Newco has completed an initial underwritten public offering of equity securities (the "IPO"), at any time or from time to time, upon written notice by one or more Investors requesting that Newco effect the registration under the Securities Act of some or all of the Newco Registrable Securities held by them, which notice shall specify the intended method or methods of disposition of such Newco Registrable Securities, Newco will use its reasonable best efforts to effect (at the earliest possible date) the registration, under the Securities Act, of such Newco Registrable Securities for disposition in accordance with the intended method or methods of disposition stated in such request, provided that:
                                                                  --------

     (a) if an Investor previously has disposed of Newco Registrable Securities pursuant to a registration under this Section 4.1, Newco shall not be required to effect a registration under this Section 4.1 until a period of at least 90 days shall have elapsed from the effective date of the most recent such preceding registration;

     (b)      if, upon  receipt  of  a  registration  request  pursuant to  this
     Section 4.1, Newco is advised by a recognized independent investment banking firm selected by Newco that, in such firm's opinion, a registration at that time and on the terms requested of any of the Newco Registrable Securities proposed to be offered would adversely affect a then planned public offering by Newco of shares of its common stock (other than in connection with employee benefit and similar plans) (an "Newco Company Offering") that had been planned by Newco prior to the date of the written registration request under this Section 4.1, provided that Newco and CMGI comply with Section 5 hereof with respect to such Newco Company Offering, Newco shall not be required to effect a registration pursuant to this
     Section 4.1 until the earliest of (i) the later of (A) 90 days after the completion of such Newco Company Offering or (B) the termination of any "lock-up" period required by the underwriters, if any, to be applicable to the Investors that made the registration request in connection with such Newco Company Offering, (ii) five Business Days after abandonment of such Newco Company Offering and, for this purpose, such Newco Company Offering shall be deemed to have been abandoned if the registration statement therefor has not become effective within 90 days after the date of the written registration request of Compaq under this Section 4.1 and (iii) four months after the date of the written notice from Compaq requesting such registration; provided that Newco shall only be permitted to delay registration pursuant to this Section 4.1(b) if, in the aggregate, Newco's exercise of such rights under this Section 4.1(b) will not result in more than four months of delayed registrations or sales by Investors within any twelve (12) month period;

     (c) if while a registration request is pending under this Section 4.1, the board of directors of Newco determines in good faith that (i) the filing of a registration statement would require the disclosure of material, nonpublic information regarding Newco and (ii) public disclosure of such material information would have a significant adverse impact on Newco, on written notice given to each Investor that made the registration request setting forth details regarding the basis for such determination, Newco shall not be required to effect a registration pursuant to this
     Section 4.1 until the earlier of (x) the date upon which such material information is disclosed to the public or ceases to be material to Newco and (y) 90 days after Newco provides such written notice of such determination to such Investors;

     (d) Newco shall not be required to register any Newco Registrable Securities under this Section 4.1 unless the proposed approximate aggregate offering price of the Newco Registrable Securities to be registered by the Investors shall be at least $25,000,000; and

     (e) Investors holding a majority of the Newco Registrable Securities then held by all Investors shall have the right, with the approval of Newco, which approval shall not be unreasonably withheld, to select the managing and other underwriters for any underwritten offering pursuant to this Section 4.1.

     Section 4.2   Third  Person  Shares.  Newco  may register shares of
                   ---------------------
Newco common stock for sale for the account of another person in a registration of Newco Registrable Securities under Section 4.1 provided that Newco shall not have the right to register such shares to the extent that the Investors that made the registration request under Section 2.1 are advised in writing (with a copy to Newco) by the managing underwriter for the offering of such Newco Registrable Securities that, in such firm's opinion, registration of such other shares may adversely affect the offering and sale of such Newco Registrable Securities.

     Section 4.3   Number of Demands.  The Investors shall have the right
                   -----------------
to five registrations pursuant to Section 4.1. If after Newco has exercised its right to delay a registration pursuant to Section 4.1(b) or (c), the Investors determine to withdraw their demand for such registration, such withdrawn registration shall not be counted as a demand under this Section 4.

Section 5.   "Piggyback"  Registration  of  Newco  Registrable Securities.
             ------------------------------------------------------------

     Section 5.1   Notice  and  Registration.  If  Newco  proposes  to
                   -------------------------
register for public sale under the Securities Act (other than a registration on Form S-4 or S-8 or any successor or similar forms thereto), whether proposed to be offered for sale by CMGI, Newco or any other person, including, without limitation, pursuant to the exercise by any other person or entity of any registration rights, any equity securities of Newco (the "Other Newco Securities") on a form and in a manner which would permit registration of Newco Registrable Securities for sale to the public under the Securities Act, Newco will give prompt written notice to each Investor of its intention to do so, describing such securities, and specifying the form and manner and the other relevant facts involved in such registration (including, without limitation, (x) whether or not such registration will be in connection with an underwritten offering of equity securities and, if so, the identity of the managing underwriter and whether such offering will be pursuant to a "best efforts" or "firm commitment" underwriting and (y) the anticipated price range at which such securities are reasonably expected to be sold to the public). Upon the written request of an Investor delivered to Newco by such Investor within 15 Business Days after the giving of any such notice by CMGI, which request shall specify the maximum number of CMGI Registrable Securities intended to be disposed of by such Investor and the intended method of disposition thereof, Newco will use its reasonable best efforts to effect, in connection with the registration of the Other Newco Securities, the registration under the Securities Act of all Newco Registrable Securities which Newco has been so requested to register by such Investor, to the extent required to permit the disposition (in accordance with the intended method or methods thereof as aforesaid) of Newco Registrable Securities so to be registered; provided that:
                                     --------

     (a) Newco will not be required to effect any registration of Newco Registrable Securities pursuant to this Section 5.1 if (i) the registration involves a "firm commitment" underwriting, (ii) no securities of any other selling stockholders are to be included in the registration and (iii) Newco shall have been advised by a recognized independent investment banking firm selected by Newco that, in such firm's opinion, a registration at that time of any of the Newco Registrable Securities proposed to be offered would adversely affect the proposed Newco Company Offering;

     (b) if Newco shall have been advise by a recognized independent investment banking firm selected by Newco that, in such firm's opinion, the number of securities offered by such Investors and other selling stockholders, if any, in a registration which includes Newco Registrable Securities under this Section 5.1 is greater than the number of securities which can be offered without adversely affecting the offering, (i) Newco may reduce pro rata the number of securities (including without limitation Newco Registrable Securities) offered for the account of selling stockholders to a number deemed satisfactory by such investment banking firm and (ii) in the event that Newco so reduces the number of securities offered for the account of selling stockholders, each such Investor agrees to reduce pro rata the number of Newco Registrable Securities offered for its account accordingly;

     (c) Newco may, in its sole discretion, delay any offering of Other Newco Securities for which registration of Newco Registrable Securities also is effected under this Section 5.1 by giving written notice of the delay to each Investor that made a registration request under this Section 5.1; provided, however, that if (i) the registration statement with respect to the offering is not yet effective and the delay extends for more than 30 days from the date of the written notice of delay under this Section 5.1 or
     (ii) the registration statement with respect to the offering has been declared effective by the SEC and the closing of the offering is delayed for more than 24 hours, any such Investor may withdraw its Newco Registrable Securities from the offering, and thereupon CMGI shall be relieved of its obligation to register such Newco Registrable Securities (but not from its obligation to pay Registration Expenses to the extent incurred in connection therewith as provided in this Agreement), without prejudice, however, to the rights (if any) of such Investor immediately to request that such registration be effected as a registration under Section
     4.1 hereof;

     (d) Newco shall not be required to register any Newco Registrable Securities under this Section 5.1 unless the approximate aggregate offering price of the Newco Registrable Securities proposed to be registered by the Investor shall be at least (i) $2,000,000 in the event that such Investor is the only selling stockholder for whom or which securities are being registered or (ii) $1,000,000 in the event that such Investor is not the only selling stockholder for whom or which securities are being registered; and

     (e) Newco shall have the right to select the managing underwriter for any underwritten offering for which any Investor shall have requested registration pursuant to this Section 5.1.

No registration of Newco Registrable Securities effected under this Section 5.1 shall relieve Newco of its obligation to effect a registration of Newco Registrable Securities pursuant to Section 4.1.

Section 6.  Registration  Procedures.
            ------------------------

     Section 6.1   Registration and Qualification.  If and whenever CMGI
                   ------------------------------
or Newco is required to use its reasonable best efforts to effect the registration under the Securities Act of, as to CMGI, any CMGI Registrable Securities, or, as to Newco, any Newco Registrable Securities, as provided in Sections 2, 3, 4 or 5 hereof, CMGI or Newco, as the case may be, will as expeditiously as is practicable:

     (a) prepare and promptly file with the SEC a registration statement under the Securities Act on Form S-3 (or its successor or any similar short-form registration statement), if available, and if Form S-3 (or its successor or any similar short-form registration statement)
     is not available, then on Form S-1 (or its successor) with respect to such securities to be offered and use its reasonable best efforts to cause such registration statement to become and remain effective;

     (b) prepare and file with the SEC such amendments (including post-effective amendments) and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of such securities, until such time as all such securities have been disposed of in accordance with the intended methods of disposition by the Investor(s) set forth in such registration statement or, in the case of registration statements not governed by Rule 415 under the Securities Act, the expiration of three months after such registration statement becomes effective, if earlier;

     (c) furnish to the Investor(s) that made the registration request copies of any such registration statement, any prospectus included therein (including any preliminary prospectus or summary prospectus) and any amendment or supplement thereto (including all documents incorporated by reference therein prior to the effectiveness of such registration statement and all exhibits), which documents (other than documents incorporated by reference) will be subject to the prior review of such Investor(s) for a period of at least five Business Days, and (i) with respect to a registration under Section 2 or 4 hereof, CMGI or Newco, as the case may be, shall not file with the SEC any such registration statement, prospectus, amendment or supplement to which such Investor(s), shall reasonably object within five Business Days of receipt thereof and (ii) with respect to a registration under Sections 3 or 5 hereof, prior to filing with the SEC any such registration statement, prospectus, amendment or supplement, CMGI or Newco, as the case may be, will consider the reasonable objections of such Investor(s) which are conveyed to it;

     (d) furnish to the Investor(s) that made the registration request and to any underwriter of such securities, such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus) in conformity with the requirements of the Securities Act, such documents incorporated by reference in such registration statement or prospectus and such other documents as such Investor(s) or such underwriter may reasonably request in order to facilitate the public sale or other disposition of such securities;

     (e) use its reasonable best efforts to register or qualify all the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as the Investor(s) that made the registration request or any underwriter of such securities shall reasonably request and do any and all other acts and things which may be reasonably necessary or advisable to enable such Investor(s) or any underwriter to consummate the disposition in such jurisdictions of the securities covered by such registration statement; provided that CMGI or
                                                           --------
     Newco, as the case may be, shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction where it is not so qualified or to subject itself to any taxation in any such jurisdiction or to consent to general or unlimited service of process in any jurisdiction where it is not then so subject;

     (f) use its reasonable best efforts to cause the securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Investor(s) that made the registration request to consummate the disposition of such securities;

     (g) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC and make generally available to its securityholders, in each case as soon as practicable, but not later than 45 calendar days after the close of the period covered thereby (90 calendar days in case the period covered corresponds to a fiscal year), an earnings statement of Newco or CMGI, as the case may be, which will satisfy the provisions of Section 11(a) of the Securities Act;

     (h) use its reasonable best efforts to list such securities on each securities exchange or quote such securities on each quotation system as the Investor(s) that made the registration request or the underwriters of the offering may reasonably designate;

     (i) (x) immediately notify the Investor(s) that made the registration request at any time when a prospectus relating to a registration pursuant to Section 2, 3, 4 or 5 hereof is required to be delivered under the Securities Act of the happening of any event as a result of which the
     Prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances then existing, not misleading and (y) at the request of any such Investor, prepare and furnish to such Investor a reasonable number of copies of a supplement to, or an amendment of, such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances then existing, not misleading. Each Investor agrees not to sell any CMGI Registrable Securities or Newco Registrable Securities, as the case may be, registered under Section 2, 3, 4 or 5 hereof if such Investor has been notified of the happening of an event under clause (x) of this Section 6.1(i) until such Investor has received such copies of the supplement or amendment as aforesaid and is further notified by CMGI or Newco, as the case may be, that the prospectus included in the registration statement, as then in effect, no longer includes an untrue statement of a material fact or omits to state any material  fact  required  to be  stated  therein or  necessary to  make the statements therein, in light of the circumstances then existing, not misleading. Upon the happening of an event under clause (x) of this
     Section 6.1(i), the three-month time period set forth in paragraph (b) of this Section 6.1, if applicable, shall be extended for a number of days equal to the number of days that such Investor is prohibited from selling such CMGI Registrable Securities or Newco Registrable Securities, as the case may be, under this Section 6.1(i);

     (j) (x) furnish to the Investor(s) that participate in the preparation of the registration statement, addressed to each of them, an opinion of counsel for CMGI or Newco, as the case may be, dated the date of the closing of the sale of the securities under the underwriting agreement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) as are customarily covered in opinions of issuer's counsel delivered to underwriters in underwritten public offerings of securities and such other matters as such Investor(s) may reasonably request, and (y) if permitted by applicable accounting standards, use its reasonable best efforts to furnish to such Investor(s), addressed to each of them, a "cold comfort" letter signed by the independent public accountants who have certified CMGI's or Newco's, as the case may be, financial statements included in or incorporated by reference into such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein), and with respect to events subsequent to the date of such financial statements, as are customarily covered in accountants' letters delivered to underwriters in underwritten public offerings of securities and such other matters as such Investor(s) may reasonably request; and

     (k) execute and deliver all instruments and documents and take such other actions and obtain all such other certificates and opinions as is customary in an underwriter offering.

CMGI or Newco, as the case may be, may require any such Investor to furnish to it such information regarding such Investor and the distribution of such CMGI Registrable Securities or Newco Registrable Securities, as the case may be, that it may from time to time reasonably request in writing and as shall be required by law or by the SEC or the National Association of Securities Dealers, Inc. ("NASD") in connection with any such registration.

     Section 6.2   Underwriting.
                   ------------

     (a) If requested by the underwriters for any underwritten offering of CMGI Registrable Securities or Newco Registrable Securities, as the case may be, pursuant to a registration requested by one or more Investor(s) hereunder, CMGI or Newco, as the case may be, will enter into an underwriting agreement with such underwriters for such offering, such agreement to contain such representations, warranties, covenants and indemnities by CMGI or Newco, as the case may be, and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including without limitation such underwriters' form of indemnities and contribution and the provision of an opinion of counsel and, if applicable, a "cold comfort" letter, in each case to the effect and to the extent provided in Section 6.1(j) hereof. The Investor(s) on whose behalf CMGI Registrable Securities or Newco Registrable Securities, as the case may be, are to be distributed by such underwriters, shall be a party to any such underwriting agreement, and the representations and warranties by, and the other agreements on the part of, CMGI or Newco, as the case may be, to and for the benefit of such underwriters shall also be made to and for the benefit of each such Investor.

     (b) In the event that any registration pursuant to Sections 3 or 5 hereof shall involve, in whole or in part, an underwritten offering, CMGI or Newco, as the case may be, may require that the CMGI Registrable Securities or Newco Registrable Securities, as the case may be, be included in such underwriting on the same terms and conditions as shall be applicable to the Other CMGI Securities or Other Newco Securities being sold through underwriters under such registration. In such case, each Investor on whose behalf such securities are to be distributed by such underwriters shall be a party to any such underwriting agreement. Such agreement shall contain such representations, warranties, covenants and indemnities by each such Investor and such other terms and provisions as are customarily contained in underwriting agreements with respect to the selling shareholders in a secondary distributions, including without limitation the underwriters' form of indemnities and contribution, provided that the aggregate amount of any indemnification and contribution
     --------
     to be provided by any Investor thereunder shall be limited to the net proceeds to such Investor from the offering under such registration. The representations and warranties in such underwriting agreement by, and the other agreements on the part of, CMGI or Newco, as the case may be, to and for the benefit of such underwriters shall also be made to and for the benefit of such Investor(s).

     (c) In the event that any registration shall involve an underwritten offering of CMGI Registrable Securities or Newco Registrable Securities, as the case may be, with an aggregate current market value (calculated based on the per share closing price of the CMGI Common Stock or Newco Common Stock, as the case may be, on the trading day immediately prior to the day on which the request for registration is given under Section 2.1, 3.1, 4.1 or 5.1) equal to or in excess of $250,000,000, CMGI or Newco, as the case may be, will, for a period not longer than one week, (i) market the securities to be offered by the Investors in such registration with the same diligence as it would devote to the marketing of a primary registration of its securities and (ii) cause its management to participate in any efforts by the underwriters to market such securities to be offered by such Investors in such registration, if and as required by such underwriters; provided that each of CMGI and Newco, as the case may be, shall only be required to market such securities pursuant to this Section 6.2(c) once every twenty-four (24) month period.

     Section 6.3   Lock-up.
                   -------

     (a) If a registration pursuant hereto involves an under-written offering, CMGI and Newco agree, if so required by the managing underwriter of such offering, (i) not to effect any public sale or distribution of any of its equity securities or securities convertible into or exchangeable or exercisable for any of such equity securities during a period of up to 90 calendar days after the effective date of such registration, except for securities sold in such underwritten offering or except in connection with a stock option plan, purchase plan, savings or similar plan, or an acquisition, merger or exchange offer and (ii) to use its reasonable best efforts to cause its officers and directors to agree not to effect any sale or distribution (other than a private sale to a transferee who or which agrees to the same restrictions to which the transferor is subject) of any (x) equity securities of CMGI or Newco, as the case may be, owned or controlled by any of them or their respective family members or (y) securities convertible into or exchangeable or exercisable for any of such equity securities owned or controlled by any of them or their respective family members, during a period of up to 90 days after the effective date of the registration statement, except as part of and pursuant to such underwritten offering; provided that neither CMGI, Newco nor their respective officers and directors shall be subject to the foregoing more than once in any twelve (12) month period.

     (b) If a registration pursuant hereto involves an under-written offering, each Investor, whether or not such Investor's CMGI Registrable Securities or Newco Registrable Securities are included in such registration, will, if and to the extent requested by the managing underwriter in such offering, enter into an agreement not to effect any public sale or distribution, including any sale pursuant to Rule 144 under the Securities Act (but excluding those securities sold in such underwritten offering), of, in the case of an underwritten offering by CMGI, any of the equity securities of CMGI owned by such Investor, and, in the case of an underwritten offering by Newco, any of the equity securities of Newco owned by such Investor, without the consent of such managing underwriter, during a period commencing on the effective date of such registration and ending a number of calendar days thereafter not exceeding 90 days (or, in the case of the initial underwritten public offering of common stock of Newco, not to exceed 180 days) as such managing underwriter shall reasonably determine is required to effect a successful offering; provided such agreement is substantially identical in form and substance to other "lock-up" agreements of the other stockholders of CMGI or Newco, as applicable, who execute such agreements in connection with such offering; provided that the Investors shall not be subject to the foregoing more than once in any twelve (12) month period.

Section 7.   Registration  Expenses.
             ----------------------

     (a) CMGI (as between CMGI and the Investors) will pay all Registration Expenses in connection with any registration of CMGI Registrable Securities pursuant to this Agreement, except that CMGI shall not bear underwriting discounts or commissions attributable to CMGI Registrable Securities or transfer taxes applicable thereto.

     (b) Newco (as between Newco and the Investor(s) will pay all Registration Expenses in connection with any registration of Newco Registrable Securities pursuant to this Agreement, except that Newco shall not bear underwriting discounts or commissions attributable to Newco Registrable Securities or transfer taxes applicable thereto.

     (c) As used in this Agreement, "Registration Expenses" shall include all expenses incident to the performance of or compliance by CMGI or Newco, as the case may be, with the registration requirements set forth in this Agreement, including, without limitation, the following: (i) the fees, disbursements and expenses of its counsel, accountants and transfer agent in connection with the registration of securities to be disposed of under the Securities Act; (ii) all expenses in connection with the preparation, printing and filing of the registration statement, any preliminary prospectus or final prospectus, any other offering document and amendments and supplements thereto and the mailing and delivering of copies thereof to the underwriters and dealers; (iii) the cost of printing or producing any agreement(s) among underwriters, underwriting agreement(s) and blue sky or legal investment memoranda, any selling agreements and any other documents in connection with the offering, sale or delivery of the securities to be disposed of; (iv) the cost of printing or producing and the issuance and delivery of certificates for the securities, (v) all expenses in connection with the qualification of the securities for offering and sale under state securities laws, including the fees and disbursements of counsel for the underwriters in connection with such qualification and in connection with any blue sky and legal investment surveys; and (vi) the filing fees incident to securing any required review by the NASD of the terms of the sale of the securities and; (vii) the listing or quotation of the securities on stock exchanges or quotation systems.

Section 8.   Indemnification  and  Contribution.
             ----------------------------------

     Section 8.1   Indemnification  by  CMGI.  In  the  event  of  any
                   -------------------------
registration of any CMGI Registrable Securities, CMGI agrees to indemnify and hold harmless each Investor whose CMGI Registrable Securities are covered by such registration, its directors, officers or general or limited partners (as applicable), each person who participates as an underwriter in the offering or sale of such securities, each officer and director of each underwriter and each person, if any, who controls such Investor or any such underwriter within the meaning of the Securities Act or the Securities Exchange Act, as amended (the "Exchange Act"), against:

     (a) any and all loss, claim, damage, liability and expense whatsoever arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement, any preliminary prospectus or final prospectus included therein, any amendment or supplement thereto or any document incorporated by reference therein or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading;

     (b) any and all loss, claim, damage, liability and expense whatsoever to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of CMGI; and

     (c) against any and all expense reasonably incurred by them in connection with investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, to the extent that any such expense is not paid under paragraph (a) or (b) of this Section 8.1;

provided,  however, that CMGI shall not be liable in any such case to the extent
--------   -------
that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, preliminary prospectus, final prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to CMGI by or on behalf of such Investor, underwriter or control person expressly for inclusion in such registration statement, prospectus, amendment or supplement. The foregoing indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Investor, underwriter or control person or any such director, officer, partner or person and shall survive the transfer of such securities by such Director.

     Section 8.2   Indemnification  by  Newco.  In the event of any
                   --------------------------
registration of any Newco Registrable Securities, Newco agrees to indemnify and hold harmless each Investor whose Newco Registrable Securities are covered by such registration, its respective directors, officers or general and limited partners (as applicable), each person who participates as an underwriter in the offering or sale of such securities, each officer and director of each underwriter and each person, if any, who controls such Investor or any such underwriter within the meaning of the Securities Act or the Exchange Act against:

     (a) any and all loss, claim, damage, liability and expense whatsoever arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement, any preliminary prospectus or final prospectus included therein, any amendment or supplement thereto or any document incorporated by reference therein or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading;

     (b) any and all loss, claim, damage, liability and expense whatsoever to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Newco; and

     (c) against any and all expense reasonably incurred by them in connection with investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, to the extent that any such expense is not paid under paragraph (a) or (b) of this Section 8.2;

provided, however, that Newco shall not be liable in any such case to the extent
--------  -------
that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, preliminary prospectus, final prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to Newco by or on behalf of such Investor, underwriter or control person expressly for inclusion in such registration statement, prospectus, amendment or supplement. The foregoing indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Investor, underwriter or control person or any such director, officer, partner or person and shall survive the transfer of such securities by such Investor.

     Section 8.3   Indemnification  by  the  Investors
                   -----------------------------------

     (a) CMGI may require, as a condition to including CMGI Registrable Securities of an Investor in any registration pursuant to Section 2.1 or 3.1, that such Investor agree to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 8.1) CMGI, each director of CMGI, each officer of CMGI who signed such registration statement, each person who participates as an underwriter in the offering or sale of such securities, each officer and director of each underwriter, and each person, if any, who controls CMGI or any such underwriter within the meaning of the Securities Act or the Exchange Act, with respect to any statement in or omission from such registration statement, any preliminary prospectus or final prospectus included therein, or any amendment or supplement thereto, if such statement or omission was made in reliance upon and in conformity with written information furnished by or on behalf of such Investor to CMGI expressly for inclusion in such registration statement, prospectus, amendment or supplement. Any such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of CMGI or any such director, officer or controlling person and shall survive the transfer of the such securities by such Investor.

     (b) Newco may require, as a condition to including any Newco Registrable Securities of an Investor in a registration pursuant to
     Section 4.1 or 5.1, that such Investor agree to indemnify and hold Harmless (in the same manner and to the same extent as set forth in
     Section 8.2) Newco, each director of Newco, each officer of Newco who signed such registration statement, each person who participates as an underwriter in the offering or sale of such securities, each officer and director of each underwriter, and each person, if any, who controls Newco or any such underwriter within the meaning of the Securities Act or the Exchange Act, with respect to any statement in or omission from such registration statement, any preliminary prospectus or final prospectus included therein, or any amendment or supplement thereto, if such statement or omission was made in reliance upon and in conformity with written information furnished by or on behalf of such Investor to Newco expressly for inclusion in such registration statement, prospectus, amendment or supplement. Any such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of Newco or any such director, officer or controlling person and shall survive the transfer of the such securities by such Investor.

     (c)      Notwithstanding  the provisions of paragraphs  (a) and (b) of this
     Section 8.3, no Investor shall be required to provide indemnification under this Section 8.3 in an aggregate amount in excess of the net proceeds received by such Investor in the offering.

     Section 8.4   Indemnification  Procedures.
                   ---------------------------

     (a) Promptly after receipt by an indemnified party hereunder of written notice of the commencement of any action or proceeding involving a claim referred to in this Section 8, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to such indemnifying party of the commencement of such action; provided, however, that the failure of any indemnified party to
             --------  -------
     give notice as provided herein shall not relieve the indemnifying party of its obligations under this Section 8, except to the extent (not including any such notice of an underwriter) that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim (in which case the indemnifying party shall not be liable for the fees and expenses of more than one firm of counsel for the Investors or more than one firm of counsel for the under-writers in connection with any one action or separate but similar or related actions, in addition in each case, to any local counsel), the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof. No indemnified party shall consent to the entry of any judgment or enter into any settlement of any such action, the defense of which has been assumed by an indemnifying party and for which an indemnifying party may have indemnification liability hereunder with the consent of such indemnifying party.

     (b) CMGI or Newco, as the case may be, and the Investors shall provide for the fore-going indemnities (with appropriate modifications) in any underwriting agreement with respect to any required registration or other qualification of securities under any federal or state law or regulation of any governmental authority.

     Section  8.5   Contribution.  If the indemnification provided for in
                    ------------
Section 8.1 or Section 8.3(a) hereof is required by its terms but is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party under such Section in respect to any losses, claims, damages, liabilities or expenses referred to therein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to therein (a) in such proportion as is appropriate to reflect the relative benefits received by CMGI, the Investors which held the CMGI Registrable Securities subject to the registration and the underwriters from the offering or
(b) if the allocation provided by clause (a) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (a) above but also the relative fault of CMGI, such Investors and the underwriters in connection with the statements or omissions or inaccuracies in the representations and warranties herein which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The respective relative benefits received by CMGI, such Investors and the underwriters shall be deemed to be in the same proportion, in the case of CMGI and such Investors, as the total price paid to CMGI and to such Investors, respectively, for the securities sold by them to the underwriters (net of underwriting commissions and discounts but before deducting expenses), and in the case of the underwriters, as the underwriting commissions or discounts received by them bears to the total of such amounts paid to CMGI and to such Investors, and received by the underwriters as underwriting commissions or discounts. The relative fault of CMGI, such Investors and the underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by CMGI, such Investors or the underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. CMGI and each Investor agrees that it would not be just and equitable if contribution pursuant to this Section
8.5 were determined solely by pro rata allocation (even if the underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 8.5, (i) the foregoing contribution agreement shall not inure to the benefit of any indemnified party if indemnification would be available to such party by reason of Section 8.1 or 8.3(a) hereof, and (ii) no Investor shall be required to contribute any amount in excess of the net proceeds received by Compaq in the offering. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     Section 8.6   Contribution.  If the indemnification provided for in
                   ------------
Section 8.2 or Section 8.3(b) hereof is required by its terms but is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party under such Section in respect to any losses, claims, damages, liabilities or expenses referred to therein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to therein (a) in such proportion as is appropriate to reflect the relative benefits received by Newco, the Investors which held the Newco Registrable Securities subject to the registration and the underwriters from the offering or
(b) if the allocation provided by clause (a) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (a) above but also the relative fault of Newco, such Investors and the underwriters in connection with the statements or omissions or inaccuracies in the representations and warranties herein which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The respective relative benefits received by Newco, such Investors and the underwriters shall be deemed to be in the same proportion, in the case of Newco and such Investors, as the total price paid to Newco and to such Investors, respectively, for the securities sold by them to the underwriters (net of underwriting commissions and discounts but before deducting expenses), and in the case of the underwriters, as the underwriting commissions or discounts received by them bears to the total of such amounts paid to Newco and to such Investors, and received by the underwriters as underwriting commissions or discounts. The relative fault of Newco, such Investors and the underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by Newco, such Investors or the underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Newco and each Investor agrees that it would not be just and equitable if contribution pursuant to this Section
8.6 were determined solely by pro rata allocation (even if the underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 8.6, (i) the foregoing contribution agreement shall not inure to the benefit of any indemnified party if indemnification would be available to such party by reason of Section 8.2 or 8.3(b) hereof, and (ii) no Investor shall be required to contribute any amount in excess of the net proceeds received by such Investor in the offering. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

Section 9.   Miscellaneous
             -------------

     Section 9.1   Defined  Terms.  The  term  "person," as used in this
                   --------------
Agreement shall mean a natural person, corporation, association, partnership (general or limited), joint venture, trust, joint-stock company, estate, limited liability company, unincorporated organization or other legal entity or organization.

     Section 9.2   Preparation; Reasonable Investigation.  In connection
                   -------------------------------------
with the preparation and filing of each registration statement registering CMGI Registrable Securities or Newco Registrable Securities, as the case may be, under the Securities Act, CMGI or Newco, as the case may be, will give the Investors and the underwriters, if any, and their respective counsel and accountants, such reasonable and customary access after reasonable notice to its books and records and such opportunities to discuss its business with its officers and the independent public accountants who have certified its financial statements and perform such other diligence as shall be necessary, in the opinion of such Investors and such underwriters or their respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

     Section 9.3   Legends;  Stop  Transfer  Restriction.
                   -------------------------------------

     (a) Each Investor hereby acknowledges that each certificate representing CMGI Registrable Securities or Newco Registrable Securities may be stamped or otherwise imprinted with a legend in substantially the following form:

              "This common stock has not been registered under the Securities Act of 1933, as amended, and may not be transferred in the absence of such registration or an exemption therefrom under such Act."

     (b) The legend referenced in this Section 9.3, shall be applicable to any disposition of CMGI Registrable Securities or Newco Registrable Securities while transfer of such securities is restricted by the Securities Act or the Purchase Agreement. CMGI or Newco, as the case may be, agrees that, upon receipt of a written request from an Investor, executed and delivered to CMGI or Newco, as the case may be, and its transfer agent and accompanied by an opinion of counsel reasonably acceptable to CMGI or Newco, as the case may be, to the effect that some or all of the CMGI Registrable Securities or Newco Registrable Securities, as the case may be, may lawfully be publicly offered and sold in the United States without registration under the Securities Act, CMGI or Newco, as the case may be, will, or will cause its transfer agent or warrant agent (if any) to, remove such legend from the certificates representing such securities.

     Section 9.4   No  Inconsistent Agreements.  CMGI and Newco have not
                   ---------------------------
entered into, and shall not on or after the date of this Agreement enter into, any agreement with respect to its securities that compromises, negates or violates the rights expressly granted to the Investors under this Agreement.

     Section 9.5   Amendment  and Waiver.  No amendment of any provision
                   ---------------------
of this Agreement shall be effective, unless the same shall be in writing and signed by: (i) in a case of an amendment affecting CMGI's rights and obligations hereunder, CMGI and Investors holding at least a majority of the CMGI Registrable Securities then held by all Investors, and (ii) in the case of an amendment affecting the rights and obligations of Newco hereunder, Newco and Investors holding at least a majority of the Newco Registrable Securities then held by all Investors. Any failure of any party to comply with any obligation, agreement or condition hereunder may only be waived in writing by the other parties, but such waiver shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure. No failure by any party to take any action with respect to any breach of this Agreement or default by another party shall constitute a waiver of such party's right to enforce any provision hereof or to take any such action.

     Section 9.6   Notices.  Any  notice,  request, instruction or other
                   -------
document to be given hereunder by any party to another party shall be in writing and shall be deemed given when delivered personally, upon receipt of a transmission confirmation (with a confirming copy sent by overnight courier) if sent by facsimile or like transmission, and on the next business day when sent by Federal Express, United Parcel Service, Express Mail, or other reputable overnight courier, to the party at the following addresses (or such other addresses for a party as shall be specified by like notice):

       (a)     If  to  Compaq:

               20555  State  Highway  249
               Houston,  Texas  77070
               Attention:  William  D.  Strecker
               Fax  No.:  (281)  514-5512

               With  a  copy  to:

               Skadden,  Arps,  Slate,  Meagher  &  Flom  LLP
               One  Beacon  Street
               Boston,  Massachusetts  02108
               Attention:  Louis  A.  Goodman,  Esq.
               Fax  No.:  (617)  573-4822


       (b)     If  to  Digital:

               40  Old  Bolton  Road
               Stowe,  Massachusetts  01775
               Attention:  William  D.  Strecker
               Fax  No.:  (281)  514-5521

               With  a  copy  to:

               Skadden,  Arps,  Slate,  Meagher  &  Flom  LLP
               One  Beacon  Street
               Boston,  Massachusetts  02108
               Attention:  Louis  A.  Goodman,  Esq.
               Fax  No.:  (617)  573-4822


       (c)     If  to  CMGI,  to:

               100  Brickstone  Square
               Andover,  Massachusetts  01810-1428
               Attention:  William  Williams  II,  Esq.
               Fax  No.:  (978)  684-3601

               With  a  copy  to:

               Hale  and  Dorr  LLP
               60  State  Street
               Boston,  Massachusetts  02109
               Attention:  Mark  G.  Borden,  Esq.
               Fax  No.:  (617)  526-5000


      (d)     if  to  Newco,  to:

               100  Brickstone  Square
               Andover,  Massachusetts  01810-1428
               Attention:  William  Williams  II,  Esq.
               Fax  No.:  (978)  684-3601

               With  a  copy  to:

               Hale  and  Dorr  LLP
               60  State  Street
               Boston,  Massachusetts  02109
               Attention:  Mark  G.  Borden,  Esq.
               Fax  No.:  (617)  526-5000

     Section 9.7   Entire  Agreement; Governing Law.  This Agreement (a)
                   --------------------------------
constitutes the entire agreement and supersedes all other agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof and (b) shall be governed by and be construed in accordance with the laws of the State of Delaware without giving effect to the principles of conflicts of laws thereof.

     Section 9.8   Successors and Assigns.  Except as otherwise provided
                   ----------------------
herein, all of the terms and provisions of this Agreement shall be binding upon and enure to the benefit of and be enforceable against the respective successors and assigns of the parties hereto.

     Section 9.9   Counterparts.  This  Agreement may be executed in any
                   ------------
number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which together shall constitute one and the same instrument.

     Section  9.10  Headings.  The section and other headings contained in
                    --------
this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     Section 9.11  Severability.  In  case any term, provision, covenant
                   ------------
or restriction contained in this Agreement is held to be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining terms, provisions, covenants or restrictions contained herein, and of such term, provision, covenant or restriction in any other jurisdiction, shall not in any way be affected or impaired thereby.

     Section 9.12  Termination.  CMGI shall have no obligations pursuant
                   -----------
to this Agreement with respect to any CMGI Registrable Securities if, after a period of not less than five years from the date hereof, the Investors hold less than an amount equal to 15% of the CMGI Registrable Securities held by them on the date of this Agreement. Newco shall have no obligations pursuant to this Agreement with respect to any Newco Registrable Securities if, after a period of not less than seven years from the date hereof, the Investors hold less than 25% of the Newco Registrable Securities held by them on the date of this Agreement.



                             SIGNATURE PAGE FOLLOWS

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed as of the date first written above.



                                   COMPAQ  COMPUTER  CORPORATION


                              By:
                                   Name:
                                   Title:



                                   DIGITAL  EQUIPMENT  CORPORATION



                              By:
                                   Name:
                                   Title:


                                   CMGI,  INC.


                              By:
                                   Name:
                                   Title:


                                   ZOOM  NEWCO  INC.


                              By:
                                   Name:
                                   Title: